                                                       The Diversified Investors

                                                                 Funds Group and

                                                      Strategic Allocation Funds


                                                              Semi Annual Report
                                                                   June 30, 1998


Strategic Allocation Funds

Stephens Select Equity Fund

Stephens Intermediate Bond Fund

International Equity Fund

High Yield Bond Fund

Aggressive Equity

Special Equity Fund

Equity Growth Fund

Growth and Income Fund

Equity Value Fund

Equity Income Fund

Balanced Fund

Government/Corporate Bond Fund

Intermediate Government Fund

High Quality Bond Fund

Money Market Fund

                                                                      [LOGO]
                                                                    DIVERSIFIED
                                                                    INVESTORS
                                                                    ADVISORS

This report is not to be construed as an offering for sale of any shares of The Diversified Investors Funds Group or The Diversified Investors Strategic Allocation Funds, or as a solicitation as an offer to buy such shares unless preceded by or accompanied by a current prospectus which contains the complete information of charges and expenses.

This is a combined semi-annual report for the series of The Diversified Investors Funds Group and The Diversified Investors Strategic Allocation Funds.

      THE DIVERSIFIED INVESTORS FUNDS GROUP AND STRATEGIC ALLOCATION FUNDS

                               TABLE OF CONTENTS

                                                               PAGE
                                                              -------
Average Annual Total Returns................................     1-15

FINANCIAL STATEMENTS:
Money Market................................................    16-18
High Quality Bond...........................................    19-21
Intermediate Government Bond................................    22-24
Government Corporate Bond...................................    25-27
Balanced....................................................    28-30
Equity Income...............................................    31-33
Equity Value................................................    34-36
Growth & Income.............................................    37-39
Equity Growth...............................................    40-42
Special Equity..............................................    43-45
Aggressive Equity...........................................    46-48
High Yield Bond.............................................    49-51
International Equity........................................    52-54
Stephens Intermediate Bond..................................    55-57
Stephens Select Equity......................................    58-60
Stephens Intermediate Bond Portfolio........................       61
Notes to Financial Statements...............................    62-81

DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS:
Economic Review & Average Annual Total Returns..............    82-86
Statements of Assets and Liabilities........................       87
Statements of Operations....................................       88
Statements of Changes in Net Assets.........................       89
Statements of Changes in Net Assets -- December 31, 1997....       90

PORTFOLIO OF INVESTMENTS:
Short Horizon Strategic Allocation Fund.....................       91
Short Intermediate Horizon Strategic Allocation Fund........       92
Intermediate Horizon Aggressive Strategic Allocation Fund...       93
Intermediate Long Horizon Strategic Allocation Fund.........       94
Long Horizon Strategic Allocation Fund......................       95
Strategic Allocation Funds -- Notes to Financial
  Statements................................................   96-100

DIVERSIFIED INVESTORS PORTFOLIOS:
Economic and Market Review..................................  101-106
Statements of Assets and Liabilities........................  108-109
Statements of Operations....................................  110-111
Statements of Changes in Net Assets.........................  112-113
Statements of Changes in Net Assets -- December 31, 1997....  114-115

                                                               PAGE
                                                              -------
PORTFOLIO OF INVESTMENTS:
Money Market Portfolio......................................  116-117
High Quality Bond Portfolio.................................  118-120
Intermediate Government Bond Portfolio......................  121-122
Government/Corporate Bond Portfolio.........................  123-125
Balanced Portfolio..........................................  126-128
Equity Income Portfolio.....................................  129-132
Equity Value Portfolio......................................  133-135
Growth & Income Portfolio...................................  136-138
Equity Growth Portfolio.....................................  139-141
Special Equity Portfolio....................................  142-147
Aggressive Equity Portfolio.................................      148
High Yield Bond Portfolio...................................  149-151
International Equity Portfolio..............................  152-156
Notes to Financial Statements...............................  157-168

                               MONEY MARKET FUND

             MEASUREMENT PERIOD                  MONEY MARKET FUND      SALOMON BROS. 3-MONTH
           (FISCAL YEAR COVERED)                      $12,303            T-BILL INDEX $12,520
1/1/94                                                10000                    10000
12/31/94                                              10346                    10422
12/31/95                                              10915                    11020
12/31/96                                              11446                    11598
12/31/97                                              12016                    12206
6/30/98                                               12303                    12520

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               2.39%
Inception to Date          2.31%
------------------------------------------------


             MEASUREMENT PERIOD                   MONEY MARKET -
           (FISCAL YEAR COVERED)                 PREMIUM $10,240        SALOMON BROS. $10,257
1/5/98                                                10000                     10000
6/30/98                                               10240                     10257

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               2.40%
Inception to Date          2.40%
------------------------------------------------

                               MONEY MARKET FUND

             MEASUREMENT PERIOD                   MONEY MARKET -
           (FISCAL YEAR COVERED)              INSTITUTIONAL $10,240     SALOMON BROS. $10,257
1/5/98                                                10000                    10000
6/30/98                                               10240                    10257

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               2.40%
Inception to Date          2.40%
------------------------------------------------


                             HIGH QUALITY BOND FUND

                                                                            LEHMAN BROS.
             MEASUREMENT PERIOD                  HIGH QUALITY BOND      GOV/CORP. BOND INDEX
           (FISCAL YEAR COVERED)                    FUND $12,730              $14,151
7/1/94                                                10000                    10000
12/31/94                                              10067                    10087
12/31/95                                              11260                    12029
12/31/96                                              11768                    12378
12/31/97                                              12369                    13585
6/30/98                                               12730                    14151

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               2.92%
Inception to Date          3.04%
------------------------------------------------

                       INTERMEDIATE GOVERNMENT BOND FUND

                                                   INTERMEDIATE             LEHMAN BROS.
             MEASUREMENT PERIOD                GOVERNMENT BOND FUND     GOV/CORP. BOND INDEX
           (FISCAL YEAR COVERED)                     $11,389                  $11,604
2/22/96                                               10000                    10000
12/31/96                                              10355                    10447
12/31/97                                              11067                    11224
6/30/98                                               11389                    11604

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               2.91%
Inception to Date          2.78%
------------------------------------------------

                         GOVERNMENT CORPORATE BOND FUND

                                                                            LEHMAN BROS.
             MEASUREMENT PERIOD                GOVERNMENT/CORPORATE     GOV/CORP. BOND INDEX
           (FISCAL YEAR COVERED)                   BOND $14,072               $14,151
7/1/94                                                10000                    10000
12/31/94                                              10111                    10087
12/31/95                                              12164                    12029
12/31/96                                              12498                    12378
12/31/97                                              13515                    13585
6/30/98                                               14072                    14151

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               4.12%
Inception to Date          4.32%
------------------------------------------------

                                 BALANCED FUND

                                                                               LEHMAN BROS.
        MEASUREMENT PERIOD            BALANCED FUND       S&P 500 INDEX      GOV/CORPI BOND
      (FISCAL YEAR COVERED)             $19,918             $27,924           INDEX $14,151
7/1/94                                    10000               10000               10000
12/31/94                                  10142               10492               10087
12/31/95                                  13029               14427               12029
12/31/96                                  15165               17781               12378
12/31/97                                  17996               23715               13585
6/30/98                                   19918               27924               14151

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date              10.68%
Inception to Date          8.92%
------------------------------------------------

                               EQUITY INCOME FUND

        MEASUREMENT PERIOD            EQUITY INCOME       S&P 500 INDEX        RUSSELL 1000
      (FISCAL YEAR COVERED)             $22,548              $27,924           VALUE $25,753
7/1/94                                    10000               10000               10000
12/31/94                                  10024               10492               10092
12/31/95                                  13494               14427               13963
12/31/96                                  15910               17781               16985
12/31/97                                  20573               23715               22961
6/30/98                                   22548               27924               25753

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               9.60%
Inception to Date         10.61%
------------------------------------------------

                               EQUITY VALUE FUND

        MEASUREMENT PERIOD             EQUITY VALUE       S&P 500 INDEX        RUSSELL 1000
      (FISCAL YEAR COVERED)              $14,566             $17,631           VALUE $17,173
6/13/96                                   10000               10000               10000
12/31/96                                  10883               11226               11327
12/31/97                                  13215               14973               15311
6/30/98                                   14566               17631               17173

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date              10.22%
Inception to Date          9.54%
------------------------------------------------

        MEASUREMENT PERIOD            EQUITY VALUE -      S&P 500 INDEX        RUSSELL 1000
      (FISCAL YEAR COVERED)          PREMIUM $10,990         $11,775           VALUE $11,216
1/5/98                                    10000               10000               10000
6/30/98                                   10990               11775               11216

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               9.90%
Inception to Date          9.90%
------------------------------------------------

                               EQUITY VALUE FUND

                                      EQUITY VALUE -
        MEASUREMENT PERIOD            INSTITUTIONAL       S&P 500 INDEX        RUSSELL 1000
      (FISCAL YEAR COVERED)              $11,010             $11,775           VALUE $11,216
1/5/98                                    10000               10000               10000
6/30/98                                   11010               11775               11216

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date              10.10%
Inception to Date         10.10%
------------------------------------------------

                              GROWTH & INCOME FUND

             MEASUREMENT PERIOD                   GROWTH & INCOME           S&P 500 INDEX
           (FISCAL YEAR COVERED)                      $27,047                  $27,924
7/1/94                                                10000                    10000
12/31/94                                              10250                    10492
12/31/95                                              13541                    14427
12/31/96                                              16467                    17781
12/31/97                                              22090                    23715
6/30/98                                               27047                    27924

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date              22.44%
Inception to Date         13.13%
------------------------------------------------

                               EQUITY GROWTH FUND

        MEASUREMENT PERIOD            EQUITY GROWTH       S&P 500 INDEX        RUSSELL 1000
      (FISCAL YEAR COVERED)              $23,730             $27,924           GROWTH $28,786
7/1/94                                    10000               10000               10000
12/31/94                                  11359               10492               10849
12/31/95                                  13460               14427               14884
12/31/96                                  15874               17781               18326
12/31/97                                  20086               23715               23913
6/30/98                                   23730               27924               28786

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date              18.14%
Inception to Date         11.31%
------------------------------------------------

        MEASUREMENT PERIOD           EQUITY GROWTH -      S&P 500 INDEX        RUSSELL 1000
      (FISCAL YEAR COVERED)          PREMIUM $11,840         $11,775           GROWTH $12,038
1/5/98                                    10000               10000               10000
6/30/98                                   11840               11775               12038

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date              18.40%
Inception to Date         18.40%
------------------------------------------------

                               EQUITY GROWTH FUND

                                     EQUITY GROWTH -
        MEASUREMENT PERIOD           INSTITUTIONAL        S&P 500 INDEX        RUSSELL 1000
      (FISCAL YEAR COVERED)              $11,850             $11,775           GROWTH $12,038
1/5/98                                    10000               10000               10000
6/30/98                                   11850               11775               12038

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date              18.50%
Inception to Date         18.50%
------------------------------------------------

                              SPECIAL EQUITY FUND

        MEASUREMENT PERIOD            SPECIAL EQUITY      S&P 500 INDEX        RUSSELL 2000
      (FISCAL YEAR COVERED)              $25,959             $27,924             $20,161
7/1/94                                    10000               10000               10000
12/31/94                                  10857               10492               10494
12/31/95                                  15363               14427               13479
12/31/96                                  19321               17781               15703
12/31/97                                  24302               23715               19214
6/30/98                                   25959               27924               20161

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               6.82%
Inception to Date         13.40%
------------------------------------------------

                              SPECIAL EQUITY FUND

        MEASUREMENT PERIOD           SPECIAL EQUITY -     S&P 500 INDEX        RUSSELL 2000
      (FISCAL YEAR COVERED)          PREMIUM $10,770         $11,775             $10,493
1/5/98                                    10000               10000               10000
6/30/98                                   10770               11775               10493

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               7.70%
Inception to Date          7.70%
------------------------------------------------

                                     SPECIAL EQUITY -
        MEASUREMENT PERIOD            INSTITUTIONAL       S&P 500 INDEX        RUSSELL 2000
      (FISCAL YEAR COVERED)              $10,770             $11,775             $10,493
1/5/98                                    10000               10000               10000
6/30/98                                   10770               11775               10493

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               7.70%
Inception to Date          7.70%
------------------------------------------------

                             AGGRESSIVE EQUITY FUND

        MEASUREMENT PERIOD                                                    RUSSELL 2000
      (FISCAL YEAR COVERED)         AGGRESSIVE EQUITY     S&P 500 INDEX          GROWTH
                                         $11,884            $17,631              $11,071
6/11/96                                   10000               10000               10000
12/31/96                                   9459               11516                9295
12/31/97                                  10043               14973               10498
6/30/98                                   11884               17631               11071

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date              18.33%
Inception to Date          4.25%
------------------------------------------------

                              HIGH YIELD BOND FUND

             MEASUREMENT PERIOD                                             LEHMAN BROS.
           (FISCAL YEAR COVERED)               HIGH YIELD BOND FUND     GOV/CORP. BOND INDEX
                                                     $12,834                  $11,765
 S>
1/30/96                                               10000                    10000
12/31/96                                              10871                    10225
12/31/97                                              12207                    11294
6/30/98                                               12834                    11765

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               5.14%
Inception to Date          5.26%
------------------------------------------------

                              HIGH YIELD BOND FUND

                                                                            LEHMAN BROS.
             MEASUREMENT PERIOD                  HIGH YIELD BOND -      GOV/CORP. BOND INDEX
           (FISCAL YEAR COVERED)                 PREMIUM $10,510              $10,417
1/5/98                                                10000                    10000
6/30/98                                               10510                    10417

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               5.10%
Inception to Date          5.10%
------------------------------------------------

                                                                            LEHMAN BROS.
             MEASUREMENT PERIOD                  HIGH YIELD BOND -      GOV/CORP. BOND INDEX
           (FISCAL YEAR COVERED)               INSTITUTIONAL $10,520          $10,417
1/5/98                                                10000                    10000
6/30/98                                               10520                    10417

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               5.20%
Inception to Date          5.20%
------------------------------------------------

                           INTERNATIONAL EQUITY FUND

             MEASUREMENT PERIOD                INTERNATIONAL EQUITY         MSCI GDP EAFE
           (FISCAL YEAR COVERED)                   FUND $13,954             INDEX $14,004
1/18/96                                               10000                    10000
12/31/96                                              11387                    10667
12/31/97                                              12268                    11471
6/30/98                                               13954                    14004

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date              13.74%
Inception to Date          6.98%
------------------------------------------------

             MEASUREMENT PERIOD                INTERNATIONAL EQUITY -        MSCI GDP EAFE
           (FISCAL YEAR COVERED)                  PREMIUM $11,340               $12,208
1/5/98                                                 10000                    10000
6/30/98                                                11340                    12208

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date              13.40%
Inception to Date         13.40%
------------------------------------------------

                           INTERNATIONAL EQUITY FUND

             MEASUREMENT PERIOD                INTERNATIONAL EQUITY -        MSCI GDP EAFE
           (FISCAL YEAR COVERED)               INSTITUTIONAL $11,340            $12,208
1/5/98                                                 10000                    10000
6/30/98                                                11340                    12208

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date              13.40%
Inception to Date         13.40%
------------------------------------------------

                        STEPHENS INTERMEDIATE BOND FUND

                                               STEPHENS INTERMEDIATE        LEHMANS BROS.
             MEASUREMENT PERIOD                   BOND - PREMIUM       INTERMEDIATE GOVT. BOND
           (FISCAL YEAR COVERED)                      $10,120                 $10,339
1/5/98                                                10000                    10000
6/30/98                                               10120                    10339

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               1.20%
Inception to Date          1.20%
------------------------------------------------

                        STEPHENS INTERMEDIATE BOND FUND

                                               STEPHENS INTERMEDIATE         LEHMAN BROS.
             MEASUREMENT PERIOD                BOND - INSTITUTIONAL    INTERMEDIATE GOVT BOND
           (FISCAL YEAR COVERED)                     $10,130                  $10,339
1/5/98                                                10000                    10000
6/30/98                                               10130                    10339

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               1.30%
Inception to Date          1.30%
------------------------------------------------

                          STEPHENS SELECT EQUITY FUND

             MEASUREMENT PERIOD                STEPHENS SELECT EQUITY    RUSSELL MID CAP VALUE
           (FISCAL YEAR COVERED)                  - PREMIUM $10,180            $10,717
1/5/98                                                 10000                    10000
6/30/98                                                10180                    10717

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               1.80%
Inception to Date          1.80%
------------------------------------------------

                          STEPHENS SELECT EQUITY FUND

             MEASUREMENT PERIOD                STEPHENS SELECT EQUITY     RUSSELL MID CAP VALUE
           (FISCAL YEAR COVERED)               -INSTITUTIONAL $10,190           $10,717
1/5/98                                                 10000                     10000
6/30/98                                                10190                     10717

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               1.90%
Inception to Date          1.90%
------------------------------------------------

The charts shown above represent the growth in value of an initial hypothetical investment of $10,000 in each fund of the Diversified Investors Fund Group for the period since inception through June 30, 1998.

All indices are shown for the period from the funds' inception through June 30, 1998.

Past performance is not indicative of future performance.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  MONEY MARKET

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $39,274,045
Receivable from waivers and reimbursements..................       25,400
                                                              -----------
     Total assets...........................................   39,299,445
                                                              -----------
LIABILITIES:
Accrued expenses:
  Professional fees.........................................        7,963
  Directors fees............................................        1,302
  Insurance fees............................................        3,999
  Fund accounting fees......................................        2,836
  Reports to shareholders...................................        5,556
  Distribution fees.........................................        8,328
  Registration fees.........................................       17,615
  Administration fees.......................................       30,699
  Shareholder servicing fees................................        4,688
                                                              -----------
     Total liabilities......................................       82,986
                                                              -----------
     NET ASSETS.............................................  $39,216,459
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   38,425,418
  Undistributed net investment income.......................      792,190
  Accumulated net realized losses...........................       (1,149)
                                                              -----------
     NET ASSETS.............................................  $39,216,459
                                                              ===========
NET ASSETS:
  Diversified Class of Shares...............................  $33,645,437
                                                              ===========
  Stephens Premium Class of Shares..........................  $    43,452
                                                              ===========
  Stephens Institutional Class of Shares....................  $ 5,527,570
                                                              ===========
Outstanding shares of capital stock of $.00001 par value per share, unlimited number of shares of beneficial interest
  authorized:
     Diversified Class of Shares............................    3,199,854
                                                              ===========
     Stephens Premium Class of Shares.......................        4,245
                                                              ===========
     Stephens Institutional Class of Shares.................      539,580
                                                              ===========
NET ASSET VALUE PER SHARE:
  Diversified Class of Shares...............................  $     10.51
                                                              ===========
  Stephens Premium Class of Shares..........................  $     10.24
                                                              ===========
  Stephens Institutional Class of Shares....................  $     10.24
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  MONEY MARKET

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $871,782
                                                              --------
EXPENSES:
  Professional fees.........................................     6,649
  Directors fees............................................     1,511
  Insurance fees............................................       590
  Fund accounting fees......................................    10,104
  Reports to shareholders...................................     5,101
  Distribution fees.........................................    40,286
  Registration fees.........................................    23,957
  Administration fees.......................................    48,344
  Shareholder servicing fees (Note 3)
     Stephens Premium Class of Shares.......................        51
     Stephens Institutional Class of Shares.................     4,637
                                                              --------
Total expenses before waivers and reimbursements............   141,230
Fees waived or reimbursed...................................   (57,793)
                                                              --------
Net expenses................................................    83,437
                                                              --------
Net investment income.......................................   788,345
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS (NOTE 2):
  Net realized loss on investments..........................      (332)
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $788,013
                                                              ========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  MONEY MARKET

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                           FOR THE
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 1998   DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS:
  Net investment income.....................................   $   788,345       $   750,504
  Net realized losses on investments........................          (332)             (677)
                                                               -----------       -----------
     Net increase in net assets resulting from operations...       788,013           749,827
                                                               -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................            --          (746,659)
                                                               -----------       -----------
NET FUND SHARE TRANSACTIONS (NOTE 4):
  Diversified Class of Shares...............................    11,410,105        17,726,821
  Stephens Premium Class of Shares..........................        42,969                --
  Stephens Institutional Class of Shares....................     5,461,580                --
                                                               -----------       -----------
     Increase in net assets from net fund share
       transactions.........................................    16,914,655        17,726,821
                                                               -----------       -----------
Total increase in net assets................................    17,702,668        17,729,989
NET ASSETS:
  Beginning of period.......................................    21,513,791         3,783,802
                                                               -----------       -----------
  End of period.............................................   $39,216,459       $21,513,791
                                                               ===========       ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                               HIGH QUALITY BOND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $12,318,031
Receivable from waivers and reimbursements..................        4,840
                                                              -----------
     Total assets...........................................   12,322,871
                                                              -----------
LIABILITIES:
Accrued expenses:
  Professional fees.........................................        2,775
  Directors fees............................................          343
  Insurance fees............................................          755
  Fund accounting fees......................................          646
  Reports to shareholders...................................        2,887
  Distribution fees.........................................        2,602
  Registration fees.........................................        6,446
  Administration fees.......................................       10,680
                                                              -----------
     Total liabilities......................................       27,134
                                                              -----------
     NET ASSETS.............................................  $12,295,737
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   12,026,615
  Undistributed net investment income.......................      268,342
  Accumulated net realized losses...........................      (59,769)
  Net unrealized appreciation on investments................       60,549
                                                              -----------
     NET ASSETS.............................................  $12,295,737
                                                              ===========
Outstanding shares of capital stock of $.00001 par value per share, unlimited number of shares of beneficial interest
  authorized................................................    1,073,775
                                                              ===========
     NET ASSET VALUE PER SHARE..............................  $     11.45
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                               HIGH QUALITY BOND

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $298,869
                                                              --------
EXPENSES:
  Professional fees.........................................     1,950
  Directors fees............................................       272
  Insurance fees............................................        83
  Fund accounting fees......................................     4,321
  Reports to shareholders...................................     1,582
  Distribution fees.........................................    12,351
  Registration fees.........................................     9,737
  Administration fees.......................................    14,821
                                                              --------
Total expenses before waivers and reimbursements............    45,117
Fees waived or reimbursed...................................   (14,590)
                                                              --------
Net expenses................................................    30,527
                                                              --------
Net investment income.......................................   268,342
                                                              --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE
  2):
  Net realized losses on investments........................    (2,963)
  Net change in unrealized appreciation on investments......    14,769
                                                              --------
  Net realized and unrealized gains (losses) on
     investments............................................    11,806
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $280,148
                                                              ========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                               HIGH QUALITY BOND

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                           FOR THE
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 1998   DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS:
  Net investment income.....................................   $   268,342       $  233,533
  Net realized losses on investments........................        (2,963)         (73,634)
  Net change in unrealized appreciation on investments......        14,769           43,816
                                                               -----------       ----------
     Net increase in net assets resulting from operations...       280,148          203,715
                                                               -----------       ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................            --         (230,263)
  Tax return of capital.....................................            --           (2,928)
                                                               -----------       ----------
     Total dividends and distributions......................            --         (233,191)
                                                               -----------       ----------
NET INCREASE FROM FUND SHARE TRANSACTIONS (NOTE 4)..........     3,534,747        7,544,287
                                                               -----------       ----------
Total increase in net assets................................     3,814,895        7,514,811
NET ASSETS:
  Beginning of period.......................................     8,480,842          966,031
                                                               -----------       ----------
  End of period.............................................   $12,295,737       $8,480,842
                                                               ===========       ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                          INTERMEDIATE GOVERNMENT BOND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $14,523,539
Receivable from waivers and reimbursements..................        2,984
                                                              -----------
     Total assets...........................................   14,526,523
                                                              -----------
LIABILITIES:
Accrued expenses:
  Professional fees.........................................        2,383
  Directors fees............................................          521
  Insurance fees............................................          950
  Fund accounting fees......................................        2,316
  Reports to shareholders...................................        1,492
  Distribution fees.........................................        3,112
  Registration fees.........................................        6,890
  Administration fees.......................................       12,897
                                                              -----------
     Total liabilities......................................       30,561
                                                              -----------
     NET ASSETS.............................................  $14,495,962
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   14,094,497
  Undistributed net investment income.......................      293,487
  Accumulated net realized gains............................        8,851
  Net unrealized appreciation on investments................       99,127
                                                              -----------
     NET ASSETS.............................................  $14,495,962
                                                              ===========

Outstanding shares of capital stock of $.00001 par value per share, unlimited number of shares of beneficial interest
  authorized................................................    1,320,028
                                                              ===========
     NET ASSET VALUE PER SHARE..............................  $     10.98
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                          INTERMEDIATE GOVERNMENT BOND

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $329,813
                                                              --------
EXPENSES:
  Professional fees.........................................     1,956
  Directors fees............................................       470
  Insurance fees............................................        83
  Fund accounting fees......................................     4,251
  Reports to shareholders...................................     1,497
  Distribution fees.........................................    14,802
  Registration fees.........................................    10,179
  Administration fees.......................................    17,762
                                                              --------
Total expenses before waivers and reimbursements............    51,000
Fees waived or reimbursed...................................   (14,674)
                                                              --------
Net expenses................................................    36,326
                                                              --------
Net investment income.......................................   293,487
                                                              --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................     8,851
  Net change in unrealized appreciation on investments......    31,016
                                                              --------
  Net realized and unrealized gains on investments..........    39,867
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $333,354
                                                              ========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                          INTERMEDIATE GOVERNMENT BOND

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                           FOR THE
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 1998   DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS:
  Net investment income.....................................   $   293,487       $  182,341
  Net realized gains on investments.........................         8,851              908
  Net change in unrealized appreciation on investments......        31,016           64,107
                                                               -----------       ----------
     Net increase in net assets resulting from operations...       333,354          247,356
                                                               -----------       ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................            --         (183,025)
  Net realized gains from investment transactions...........            --              (82)
  Tax return of capital.....................................            --           (2,959)
                                                               -----------       ----------
     Total dividends and distributions......................            --         (186,066)
                                                               -----------       ----------
NET INCREASE FROM FUND SHARE TRANSACTIONS (NOTE 4)..........     5,646,720        7,561,337
                                                               -----------       ----------
Total increase in net assets................................     5,980,074        7,622,627
NET ASSETS:
  Beginning of period.......................................     8,515,888          893,261
                                                               -----------       ----------
  End of period.............................................   $14,495,962       $8,515,888
                                                               ===========       ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                           GOVERNMENT CORPORATE BOND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $38,965,715
Receivable from waivers and reimbursements..................          572
                                                              -----------
     Total assets...........................................   38,966,287
                                                              -----------
LIABILITIES:
Accrued expenses:
  Professional fees.........................................        2,495
  Directors fees............................................        1,015
  Insurance fees............................................        1,799
  Fund accounting fees......................................          665
  Reports to shareholders...................................        8,776
  Distribution fees.........................................        8,226
  Registration fees.........................................       15,293
  Administration fees.......................................       34,641
                                                              -----------
     Total liabilities......................................       72,910
                                                              -----------
     NET ASSETS.............................................  $38,893,377
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   37,319,736
  Undistributed net investment income.......................      853,660
  Accumulated net realized gains............................      132,135
  Net unrealized appreciation on investments................      587,846
                                                              -----------
     NET ASSETS.............................................  $38,893,377
                                                              ===========

Outstanding shares of capital stock of $.00001 par value per share, unlimited number of shares of beneficial interest
  authorized................................................    3,045,450
                                                              ===========
     NET ASSET VALUE PER SHARE..............................  $     12.77
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                           GOVERNMENT CORPORATE BOND

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $  950,702
                                                              ----------
EXPENSES:
  Professional fees.........................................       2,107
  Directors fees............................................       1,198
  Insurance fees............................................         210
  Fund accounting fees......................................       4,339
  Reports to shareholders...................................       5,506
  Distribution fees.........................................      38,599
  Registration fees.........................................      15,226
  Administration fees.......................................      46,318
                                                              ----------
Total expenses before waivers and reimbursements............     113,503
Fees waived or reimbursed...................................     (16,461)
                                                              ----------
Net expenses................................................      97,042
                                                              ----------
Net investment income.......................................     853,660
                                                              ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................     132,135
  Net change in unrealized appreciation on investments......     288,081
                                                              ----------
  Net realized and unrealized gains on investments..........     420,216
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $1,273,876
                                                              ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                           GOVERNMENT CORPORATE BOND

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                           FOR THE
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 1998   DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS:
  Net investment income.....................................   $   853,660       $   632,526
  Net realized gains on investments.........................       132,135            29,870
  Net change in unrealized appreciation on investments......       288,081           288,345
                                                               -----------       -----------
     Net increase in net assets resulting from operations...     1,273,876           950,741
                                                               -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................            --          (649,675)
  Tax return of capital.....................................            --            (4,332)
                                                               -----------       -----------
     Total dividends and distributions......................            --          (654,007)
                                                               -----------       -----------
NET INCREASE FROM FUND SHARE TRANSACTIONS (NOTE 4)..........    16,114,674        19,151,966
                                                               -----------       -----------
Total increase in net assets................................    17,388,550        19,448,700
NET ASSETS:
  Beginning of period.......................................    21,504,827         2,056,127
                                                               -----------       -----------
  End of period.............................................   $38,893,377       $21,504,827
                                                               ===========       ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                    BALANCED

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $78,027,425
Receivable from waivers and reimbursements..................          825
                                                              -----------
     Total assets...........................................   78,028,250
                                                              -----------
LIABILITIES:
Accrued expenses:
  Professional fees.........................................        1,457
  Directors fees............................................          564
  Insurance fees............................................        6,671
  Fund accounting fees......................................        1,488
  Reports to shareholders...................................       12,302
  Distribution fees.........................................       16,743
  Registration fees.........................................       21,627
  Administration fees.......................................       72,004
                                                              -----------
     Total liabilities......................................      132,856
                                                              -----------
     NET ASSETS.............................................  $77,895,394
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   71,486,905
  Undistributed net investment income.......................      948,478
  Accumulated net realized gains............................    3,153,107
  Net unrealized appreciation on investments................    2,306,904
                                                              -----------
     NET ASSETS.............................................  $77,895,394
                                                              ===========
Outstanding shares of capital stock of $.00001 par value per share, unlimited number of shares of beneficial interest
  authorized................................................    4,825,676
                                                              ===========
     NET ASSET VALUE PER SHARE..............................  $     16.14
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                    BALANCED

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $1,149,933
                                                              ----------
EXPENSES:
  Professional fees.........................................       2,487
  Directors fees............................................       1,195
  Insurance fees............................................         511
  Fund accounting fees......................................       4,339
  Reports to shareholders...................................       5,735
  Distribution fees.........................................      81,601
  Registration fees.........................................      17,089
  Administration fees.......................................      97,922
                                                              ----------
Total expenses before waivers and reimbursements............     210,879
Fees waived or reimbursed...................................      (9,424)
                                                              ----------
Net expenses................................................     201,455
                                                              ----------
Net investment income.......................................     948,478
                                                              ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................   3,081,736
  Net change in unrealized appreciation on investments......   2,261,462
                                                              ----------
  Net realized and unrealized gains on investments..........   5,343,198
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $6,291,676
                                                              ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                    BALANCED

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                           FOR THE
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 1998   DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS:
  Net investment income.....................................   $   948,478       $   963,869
  Net realized gains on investments.........................     3,081,736         4,043,457
  Net change in unrealized appreciation (depreciation) on
     investments............................................     2,261,462          (115,729)
                                                               -----------       -----------
     Net increase in net assets resulting from operations...     6,291,676         4,891,597
                                                               -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................            --        (2,755,691)
  Net realized gains from investment transactions...........            --          (738,589)
                                                               -----------       -----------
     Total dividends and distributions......................            --        (3,494,280)
                                                               -----------       -----------
NET INCREASE FROM FUND SHARE TRANSACTIONS (NOTE 4)..........    22,589,399        42,434,889
                                                               -----------       -----------
Total increase in net assets................................    28,881,075        43,832,206
NET ASSETS:
  Beginning of period.......................................    49,014,319         5,182,113
                                                               -----------       -----------
  End of period.............................................   $77,895,394       $49,014,319
                                                               ===========       ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 EQUITY INCOME

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $91,825,051
Receivable from waivers and reimbursements..................        6,084
                                                              -----------
     Total assets...........................................   91,831,135
                                                              -----------
LIABILITIES:
Accrued expenses:
  Professional fees.........................................        2,879
  Directors fees............................................          753
  Insurance fees............................................        8,483
  Fund accounting fees......................................        2,126
  Reports to shareholders...................................       15,914
  Distribution fees.........................................       19,772
  Registration fees.........................................       27,166
  Administration fees.......................................       85,737
                                                              -----------
     Total liabilities......................................      162,830
                                                              -----------
     NET ASSETS.............................................  $91,668,305
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   81,875,740
  Undistributed net investment income.......................      708,202
  Accumulated net realized gains............................    5,010,169
  Net unrealized appreciation on investments................    4,074,194
                                                              -----------
     NET ASSETS.............................................  $91,668,305
                                                              ===========
Outstanding shares of capital stock of $.00001 par value per share, unlimited number of shares of beneficial interest
  authorized................................................    4,352,811
                                                              ===========
     NET ASSET VALUE PER SHARE..............................  $     21.06
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 EQUITY INCOME

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $  834,671
                                                              ----------
EXPENSES:
  Professional fees.........................................       2,761
  Directors fees............................................       1,581
  Insurance fees............................................         616
  Fund accounting fees......................................       4,931
  Reports to shareholders...................................       9,536
  Distribution fees.........................................      97,758
  Registration fees.........................................      20,304
  Administration fees.......................................     117,310
                                                              ----------
Total expenses before waivers and reimbursements............     254,797
Fees waived or reimbursed...................................     (46,166)
                                                              ----------
Net expenses................................................     208,631
                                                              ----------
Net investment income.......................................     626,040
                                                              ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................   5,030,490
  Net change in unrealized appreciation on investments......     586,379
                                                              ----------
  Net realized and unrealized gains on investments..........   5,616,869
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $6,242,909
                                                              ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 EQUITY INCOME

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                           FOR THE
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 1998   DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS:
  Net investment income.....................................   $   626,040       $   622,460
  Net realized gains on investments.........................     5,030,490         3,876,093
  Net change in unrealized appreciation on investments......       586,379         3,074,200
                                                               -----------       -----------
     Net increase in net assets resulting from operations...     6,242,909         7,572,753
                                                               -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................            --          (616,350)
  Net realized gains from investment transactions...........            --          (890,184)
                                                               -----------       -----------
     Total dividends and distributions......................            --        (1,506,534)
                                                               -----------       -----------
NET INCREASE FROM FUND SHARE TRANSACTIONS (NOTE 4)..........    22,488,773        49,415,025
                                                               -----------       -----------
Total increase in net assets................................    28,731,682        55,481,244
NET ASSETS:
  Beginning of period.......................................    62,936,623         7,455,379
                                                               -----------       -----------
  End of period.............................................   $91,668,305       $62,936,623
                                                               ===========       ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  EQUITY VALUE

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $51,498,658
Receivable from waivers and reimbursements..................       35,465
                                                              -----------
     Total assets...........................................   51,534,123
                                                              -----------
LIABILITIES:
Accrued expenses:
  Professional fees.........................................        6,838
  Directors fees............................................        1,293
  Insurance fees............................................        1,736
  Fund accounting fees......................................        5,491
  Reports to shareholders...................................        8,379
  Distribution fees.........................................       11,050
  Registration fees.........................................       16,027
  Administration fees.......................................       49,864
  Shareholder servicing fees................................       16,359
                                                              -----------
     Total liabilities......................................      117,037
                                                              -----------
     NET ASSETS.............................................  $51,417,086
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   47,489,902
  Undistributed net investment income.......................      250,168
  Accumulated net realized gains............................    3,659,240
  Net unrealized appreciation on investments................       17,776
                                                              -----------
     NET ASSETS.............................................  $51,417,086
                                                              ===========
NET ASSETS:
  Diversified Class of Shares...............................  $38,381,534
                                                              ===========
  Stephens Premium Class of Shares..........................  $ 2,658,565
                                                              ===========
  Stephens Institutional Class of Shares....................  $10,376,987
                                                              ===========
Outstanding shares of capital stock of $.00001 par value per share, unlimited number of shares of beneficial interest
  authorized:
     Diversified Class of Shares............................    2,838,360
                                                              ===========
     Stephens Premium Class of Shares.......................      241,862
                                                              ===========
     Stephens Institutional Class of Shares.................      942,780
                                                              ===========
NET ASSET VALUE PER SHARE:
     Diversified Class of Shares............................  $     13.52
                                                              ===========
     Stephens Premium Class of Shares.......................  $     10.99
                                                              ===========
     Stephens Institutional Class of Shares.................  $     11.01
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  EQUITY VALUE

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $  303,658
                                                              ----------
EXPENSES:
  Professional fees.........................................       6,468
  Directors fees............................................       1,783
  Insurance fees............................................         589
  Fund accounting fees......................................      10,102
  Reports to shareholders...................................       5,688
  Distribution fees.........................................      54,645
  Registration fees.........................................      23,407
  Administrative fees.......................................      65,575
  Shareholder servicing fees (Note 3)
     Stephens Premium Class of Shares.......................       4,501
     Stephens Institutional Class of Shares.................      11,858
                                                              ----------
Total expenses before waivers and reimbursements............     184,616
Fees waived or reimbursed...................................     (71,513)
                                                              ----------
Net expenses................................................     113,103
                                                              ----------
Net investment income.......................................     190,555
                                                              ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE
  2):
  Net realized gains on investments.........................   3,713,269
  Net change in unrealized depreciation on investments......     (30,993)
                                                              ----------
  Net realized and unrealized gains (losses) on
     investments............................................   3,682,276
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $3,872,831
                                                              ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  EQUITY VALUE

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                           FOR THE
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 1998   DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS:
  Net investment income.....................................   $   190,555       $    78,561
  Net realized gains on investments.........................     3,713,269         1,140,315
  Net change in unrealized appreciation (depreciation) on
     investments............................................       (30,993)           35,075
                                                               -----------       -----------
     Net increase in net assets resulting from operations...     3,872,831         1,253,951
                                                               -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................            --          (908,277)
  Net realized gains from investment transactions...........            --           (78,235)
                                                               -----------       -----------
     Total dividends and distributions......................            --          (986,512)
                                                               -----------       -----------
NET FUND SHARE TRANSACTIONS (NOTE 4):
  Diversified Class of shares...............................    13,768,559        20,657,192
  Stephens Premium Class of Shares..........................     2,574,623                --
  Stephens Institutional Class of Shares....................     9,891,234                --
                                                               -----------       -----------
     Increase in net assets from net fund share
       transactions.........................................    26,234,416        20,657,192
                                                               -----------       -----------
Total increase in net assets................................    30,107,247        20,924,631
NET ASSETS:
  Beginning of period.......................................    21,309,839           385,208
                                                               -----------       -----------
  End of period.............................................   $51,417,086       $21,309,839
                                                               ===========       ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                GROWTH & INCOME

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $111,716,603
Receivable from waivers and reimbursements..................         5,381
                                                              ------------
     Total assets...........................................   111,721,984
                                                              ------------
LIABILITIES:
Accrued expenses:
  Professional fees.........................................         2,784
  Directors fees............................................         2,512
  Insurance fees............................................         7,770
  Fund accounting fees......................................           665
  Reports to shareholders...................................        18,708
  Distribution fees.........................................        22,989
  Registration fees.........................................        29,420
  Administration fees.......................................        97,496
                                                              ------------
     Total liabilities......................................       182,344
                                                              ------------
     NET ASSETS.............................................  $111,539,640
                                                              ============
NET ASSETS CONSIST OF:
  Paid-in capital...........................................    89,664,729
  Net investment loss.......................................       (53,610)
  Accumulated net realized gains............................     4,199,847
  Net unrealized appreciation on investments................    17,728,674
                                                              ------------
     NET ASSETS.............................................  $111,539,640
                                                              ============
Outstanding shares of capital stock of $.00001 par value per share, unlimited number of shares of beneficial interest
  authorized................................................     5,014,286
                                                              ============
     NET ASSET VALUE PER SHARE..............................  $      22.24
                                                              ============

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                GROWTH & INCOME

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $   149,148
                                                              -----------
EXPENSES:
  Professional fees.........................................        2,564
  Directors fees............................................        2,166
  Insurance fees............................................          898
  Fund accounting fees......................................        4,339
  Reports to shareholders...................................       12,597
  Distribution fees.........................................      107,915
  Registration fees.........................................       22,604
  Administration fees.......................................      129,498
                                                              -----------
Total expenses before waivers and reimbursements............      282,581
Fees waived or reimbursed...................................      (53,438)
                                                              -----------
Net expenses................................................      229,143
                                                              -----------
Net investment loss.........................................      (79,995)
                                                              -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................    4,181,926
  Net change in unrealized appreciation on investments......   13,344,136
                                                              -----------
  Net realized and unrealized gains on investments..........   17,526,062
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $17,446,067
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                GROWTH & INCOME

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                           FOR THE
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 1998   DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS:
  Net investment income (loss)..............................  $    (79,995)      $    29,308
  Net realized gains on investments.........................     4,181,926         3,294,673
  Net change in unrealized appreciation on investments......    13,344,136         4,298,277
                                                              ------------       -----------
     Net increase in net assets resulting from operations...    17,446,067         7,622,258
                                                              ------------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................            --          (190,275)
  Net realized gains from investment transactions...........            --          (804,562)
                                                              ------------       -----------
     Total dividends and distributions......................            --          (994,837)
                                                              ------------       -----------
NET INCREASE FROM FUND SHARE TRANSACTIONS (NOTE 4)..........    33,072,789        48,909,616
                                                              ------------       -----------
Total increase in net assets................................    50,518,856        55,537,037
NET ASSETS:
  Beginning of period.......................................    61,020,784         5,483,747
                                                              ------------       -----------
  End of period.............................................  $111,539,640       $61,020,784
                                                              ============       ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 EQUITY GROWTH

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $91,370,133
Receivable from waivers and reimbursements..................       25,185
                                                              -----------
     Total assets...........................................   91,395,318
                                                              -----------
LIABILITIES:
Accrued expenses:
  Professional fees.........................................        6,334
  Directors fees............................................        1,452
  Insurance fees............................................        6,879
  Fund accounting fees......................................        3,007
  Reports to shareholders...................................       18,966
  Distribution fees.........................................       19,066
  Registration fees.........................................       30,439
  Administration fees.......................................       83,440
  Shareholder servicing fees................................        5,725
                                                              -----------
     Total liabilities......................................      175,308
                                                              -----------
     NET ASSETS.............................................  $91,220,010
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   73,079,849
  Net investment loss.......................................     (162,622)
  Accumulated net realized gains............................    7,656,599
  Net unrealized appreciation on investments................   10,646,184
                                                              -----------
     NET ASSETS.............................................  $91,220,010
                                                              ===========
NET ASSETS:
  Diversified Class of Shares...............................  $86,830,319
                                                              ===========
  Stephens Premium Class of Shares..........................  $   301,750
                                                              ===========
  Stephens Institutional Class of Shares....................  $ 4,087,941
                                                              ===========
Outstanding shares of capital stock of $.00001 par value per share, unlimited number of shares of beneficial interest
  authorized:
  Diversified Class of Shares...............................    4,144,372
                                                              ===========
  Stephens Premium Class of Shares..........................       25,483
                                                              ===========
  Stephens Institutional Class of Shares....................      345,028
                                                              ===========
NET ASSET VALUE PER SHARE:
  Diversified Class of Shares...............................  $     20.95
                                                              ===========
  Stephens Premium Class of Shares..........................  $     11.84
                                                              ===========
  Stephens Institutional Class of Shares....................  $     11.85
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 EQUITY GROWTH

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $    62,294
                                                              -----------
EXPENSES:
  Professional fees.........................................        6,890
  Directors fees............................................        2,408
  Insurance fees............................................          940
  Fund accounting fees......................................       10,125
  Reports to shareholders...................................       10,046
  Distribution fees.........................................       93,867
  Registration fees.........................................       29,996
  Administration fees.......................................      112,640
  Shareholder servicing fees (Note 3)
     Stephens Premium Class of Shares.......................          453
     Stephens Institutional Class of Shares.................        5,272
                                                              -----------
Total expenses before waivers and reimbursements............      272,637
Fees waived or reimbursed...................................      (47,721)
                                                              -----------
Net expenses................................................      224,916
                                                              -----------
Net investment loss.........................................     (162,622)
                                                              -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investment..........................    7,657,397
  Net change in unrealized appreciation on investments......    5,138,762
                                                              -----------
  Net realized and unrealized gains on investments..........   12,796,159
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $12,633,537
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 EQUITY GROWTH

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                           FOR THE
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 1998   DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS:
  Net investment losses.....................................   $  (162,622)      $   (70,088)
  Net realized gains on investments.........................     7,657,397         3,223,458
  Net change in unrealized appreciation on investments......     5,138,762         5,853,667
                                                               -----------       -----------
     Net increase in net assets resulting from operations...    12,633,537         9,007,037
                                                               -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................            --          (770,101)
  Net realized gains from investment transactions...........            --        (1,010,215)
  Tax return of capital.....................................            --           (11,029)
                                                               -----------       -----------
     Total dividends and distributions......................            --        (1,791,345)
                                                               -----------       -----------
NET FUND SHARE TRANSACTIONS (NOTE 4):
  Diversified Class of Shares...............................    17,560,545        46,111,066
  Stephens Premium Class of Shares..........................       273,421                --
  Stephens Institutional Class of Shares....................     3,565,818                --
                                                               -----------       -----------
     Increase in net assets from net fund share
       transactions.........................................    21,399,784        46,111,066
                                                               -----------       -----------
Total increase in net assets................................    34,033,321        53,326,758
NET ASSETS:
  Beginning of period.......................................    57,186,689         3,859,931
                                                               -----------       -----------
  End of period.............................................   $91,220,010       $57,186,689
                                                               ===========       ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 SPECIAL EQUITY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $100,543,092
Receivable from waivers and reimbursements..................        29,597
                                                              ------------
     Total assets...........................................   100,572,689
                                                              ------------
LIABILITIES:
Accrued expenses:
  Professional fees.........................................         6,391
  Directors fees............................................         3,684
  Insurance fees............................................         8,601
  Fund accounting fees......................................         2,748
  Reports to shareholders...................................        21,333
  Distribution fees.........................................        21,023
  Registration fees.........................................        32,272
  Administration fees.......................................        79,584
  Shareholder servicing fees................................         8,187
                                                              ------------
     Total liabilities......................................       183,823
                                                              ------------
     NET ASSETS.............................................  $100,388,866
                                                              ============
NET ASSETS CONSIST OF:
  Paid-in capital...........................................    90,663,802
  Undistributed net investment loss.........................      (208,097)
  Accumulated net realized gains............................     3,566,867
  Net unrealized appreciation on investments................     6,366,294
                                                              ------------
     NET ASSETS.............................................  $100,388,866
                                                              ============
NET ASSETS:
  Diversified Class of Shares...............................  $ 94,325,832
                                                              ============
  Stephens Premium Class of Shares..........................  $  1,374,405
                                                              ============
  Stephens Institutional Class of Shares....................  $  4,688,629
                                                              ============
Outstanding shares of capital stock of $.00001 par value per share, unlimited number of shares of beneficial interest
  authorized:
  Diversified Class of Shares...............................     4,295,932
                                                              ============
  Stephens Premium Class of Shares..........................       127,606
                                                              ============
  Stephens Institutional Class of Shares....................       435,335
                                                              ============
NET ASSET VALUE PER SHARE:
  Diversified Class of Shares...............................  $      21.96
                                                              ============
  Stephens Premium Class of Shares..........................  $      10.77
                                                              ============
  Stephens Institutional Class of Shares....................  $      10.77
                                                              ============

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 SPECIAL EQUITY

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $   48,164
                                                              ----------
EXPENSES:
  Professional fees.........................................       6,958
  Directors fees............................................       2,938
  Insurance fees............................................         999
  Fund accounting fees......................................       9,830
  Reports to shareholders...................................      13,759
  Distribution fees.........................................     102,825
  Registration fees.........................................      31,451
  Administration fees.......................................     123,389
  Shareholder servicing fees (Note 3)
     Stephens Premium Class of Shares.......................       2,174
     Stephens Institutional Class of Shares.................       6,013
                                                              ----------
Total expenses before waivers and reimbursements............     300,336
Fees waived or reimbursed...................................     (44,075)
                                                              ----------
Net expenses................................................     256,261
                                                              ----------
Net investment loss.........................................    (208,097)
                                                              ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................   3,240,782
  Net change in unrealized appreciation on investments......   1,776,911
                                                              ----------
  Net realized and unrealized gains on investments..........   5,017,693
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $4,809,596
                                                              ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                 SPECIAL EQUITY

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                           FOR THE
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 1998   DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS:
  Net investment loss.......................................  $   (208,097)      $   (64,698)
  Net realized gains on investments.........................     3,240,782         4,956,649
  Net change in unrealized appreciation on investments......     1,776,911         4,277,813
                                                              ------------       -----------
     Net increase in net assets resulting from operations...     4,809,596         9,169,764
                                                              ------------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................            --        (1,117,103)
  Net realized gains from investment transactions...........            --        (1,450,940)
                                                              ------------       -----------
     Total dividends and distributions......................            --        (2,568,043)
                                                              ------------       -----------
NET FUND SHARE TRANSACTIONS (NOTE 4):
  Diversified Class of Shares...............................    26,573,844        48,899,895
  Stephens Premium Class of Shares..........................     1,353,085                --
  Stephens Institutional Class of Shares....................     4,414,378                --
                                                              ------------       -----------
     Increase in net assets from net fund share
       transactions.........................................    32,341,307        48,899,895
                                                              ------------       -----------
Total increase in net assets................................    37,150,903        55,501,616
NET ASSETS:
  Beginning of period.......................................    63,237,963         7,736,347
                                                              ------------       -----------
  End of period.............................................  $100,388,866       $63,237,963
                                                              ============       ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                               AGGRESSIVE EQUITY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $19,307,215
Receivable from waivers and reimbursements..................        8,988
                                                              -----------
     Total assets...........................................   19,316,203
                                                              -----------
LIABILITIES:
Accrued expenses:
  Professional fees.........................................        2,362
  Directors fees............................................          176
  Insurance fees............................................          669
  Fund accounting fees......................................        3,910
  Reports to shareholders...................................        2,851
  Distribution fees.........................................        3,914
  Registration fees.........................................        7,410
  Administration fees.......................................       16,297
                                                              -----------
     Total liabilities......................................       37,589
                                                              -----------
     NET ASSETS.............................................  $19,278,614
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   17,790,337
  Net investment loss.......................................      (44,778)
  Accumulated net realized losses...........................     (992,788)
  Net unrealized appreciation on investments................    2,525,843
                                                              -----------
     NET ASSETS.............................................  $19,278,614
                                                              ===========
Outstanding shares of capital stock of $.00001 par value per share, unlimited number of shares of beneficial interest
  authorized................................................    1,629,167
                                                              ===========
     NET ASSET VALUE PER SHARE..............................  $     11.83
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                               AGGRESSIVE EQUITY

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

ALLOCATED NET INVESTMENT LOSS FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $   (9,865)
                                                              ----------
EXPENSES:
  Professional fees.........................................       1,960
  Directors fees............................................         350
  Insurance fees............................................          86
  Fund accounting fees......................................       4,271
  Reports to shareholders...................................       1,846
  Distribution fees.........................................      17,552
  Registration fees.........................................      10,412
  Administration fees.......................................      21,062
                                                              ----------
Total expenses before waivers and reimbursements............      57,539
Fees waived or reimbursed...................................     (22,626)
                                                              ----------
Net expenses................................................      34,913
                                                              ----------
Net investment loss.........................................     (44,778)
                                                              ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE
  2):
  Net realized losses on investments........................    (214,082)
  Net change in unrealized appreciation on investments......   2,482,445
                                                              ----------
  Net realized and unrealized gains (losses) on
     investments............................................   2,268,363
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $2,223,585
                                                              ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                               AGGRESSIVE EQUITY

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                           FOR THE
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 1998   DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS:
  Net investment loss.......................................   $   (44,778)      $  (21,477)
  Net realized losses on investments........................      (214,082)        (447,978)
  Net change in unrealized appreciation on investments......     2,482,445           66,338
                                                               -----------       ----------
     Net increase (decrease) in net assets resulting from
       operations...........................................     2,223,585         (403,117)
                                                               -----------       ----------
NET INCREASE FROM FUND SHARE TRANSACTIONS (NOTE 4)..........     8,199,310        8,932,360
                                                               -----------       ----------
Total increase in net assets................................    10,422,895        8,529,243
NET ASSETS:
  Beginning of period.......................................     8,855,719          326,476
                                                               -----------       ----------
  End of period.............................................   $19,278,614       $8,855,719
                                                               ===========       ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                HIGH YIELD BOND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $18,449,476
Receivable from waivers and reimbursements..................       34,981
                                                              -----------
     Total assets...........................................   18,484,457
                                                              -----------
LIABILITIES:
Accrued expenses:
  Professional fees.........................................        6,513
  Directors fees............................................        1,345
  Insurance fees............................................        1,487
  Fund accounting fees......................................        3,836
  Reports to shareholders...................................        5,528
  Distribution fees.........................................        3,913
  Registration fees.........................................       11,324
  Administration fees.......................................       17,225
  Shareholder servicing fees................................        2,613
                                                              -----------
     Total liabilities......................................       53,784
                                                              -----------
     NET ASSETS.............................................  $18,430,673
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   17,668,457
  Undistributed net investment income.......................      602,997
  Accumulated net realized gains............................      172,830
  Net unrealized depreciation on investments................      (13,611)
                                                              -----------
     NET ASSETS.............................................  $18,430,673
                                                              ===========
NET ASSETS:
  Diversified Class of Shares...............................  $16,653,799
                                                              ===========
  Stephens Premium Class of Shares..........................  $   520,118
                                                              ===========
  Stephens Institutional Class of Shares....................  $ 1,256,756
                                                              ===========
Outstanding shares of capital stock of $.00001 par value per share, unlimited number of shares of beneficial interest
  authorized:
  Diversified Class of Shares...............................    1,390,792
                                                              ===========
  Stephens Premium Class of Shares..........................       49,495
                                                              ===========
  Stephens Institutional Class of Shares....................      119,493
                                                              ===========
NET ASSET VALUE PER SHARE:
  Diversified Class of Shares...............................  $     11.97
                                                              ===========
  Stephens Premium Class of Shares..........................  $     10.51
                                                              ===========
  Stephens Institutional Class of Shares....................  $     10.52
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                HIGH YIELD BOND

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $619,016
                                                              --------
EXPENSES:
  Professional fees.........................................     6,323
  Directors fees............................................     1,304
  Insurance fees............................................       462
  Fund accounting fees......................................    10,125
  Reports to shareholders...................................     4,015
  Distribution fees.........................................    18,026
  Registration fees.........................................    20,580
  Administration fees.......................................    21,630
  Shareholder servicing fees (Note 2)
     Stephens Premium Class of Shares.......................       765
     Stephens Institutional Class of Shares.................     1,848
                                                              --------
Total expenses before waivers and reimbursements............    85,078
Fees waived or reimbursed...................................   (49,094)
                                                              --------
Net expenses................................................    35,984
                                                              --------
Net investment income.......................................   583,032
                                                              --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE
  2):
  Net realized gains on investments.........................   159,423
  Net change in unrealized depreciation on investments......  (129,813)
                                                              --------
  Net realized and unrealized gains (losses) on
     investments............................................    29,610
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $612,642
                                                              ========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                HIGH YIELD BOND

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                           FOR THE
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 1998   DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS:
  Net investment income.....................................   $   583,032       $  504,638
  Net realized gains on investments.........................       159,423          159,156
  Net change in unrealized appreciation (depreciation) on
     investments............................................      (129,813)         101,096
                                                               -----------       ----------
     Net increase in net assets resulting from operations...       612,642          764,890
                                                               -----------       ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................            --         (559,433)
  Net realized gains from investment transactions...........            --          (24,868)
                                                               -----------       ----------
     Total dividends and distributions......................            --         (584,301)
                                                               -----------       ----------
NET FUND SHARE TRANSACTIONS (NOTE 4):
  Diversified Class of Shares...............................     7,647,849        7,512,115
  Stephens Premium Class of Shares..........................       511,255               --
  Stephens Institutional Class of Shares....................     1,228,123               --
                                                               -----------       ----------
     Increase in net assets from net fund share
       transactions.........................................     9,387,227        7,512,115
                                                               -----------       ----------
Total increase in net assets................................     9,999,869        7,692,704
NET ASSETS:
  Beginning of period.......................................     8,430,804          738,100
                                                               -----------       ----------
  End of period.............................................   $18,430,673       $8,430,804
                                                               ===========       ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                              INTERNATIONAL EQUITY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
Investment in Diversified Investors Portfolios, at value....  $49,492,420
Receivable from waivers and reimbursements..................       32,016
                                                              -----------
     Total assets...........................................   49,524,436
                                                              -----------
LIABILITIES:
Accrued expenses:
  Professional fees.........................................        7,482
  Directors fees............................................        1,989
  Insurance fees............................................        4,016
  Fund accounting fees......................................        3,924
  Reports to shareholders...................................        9,745
  Distribution fees.........................................       10,536
  Registration fees.........................................       20,316
  Administration fees.......................................       47,218
  Shareholder servicing fees................................        7,012
                                                              -----------
     Total liabilities......................................      112,238
                                                              -----------
     NET ASSETS.............................................  $49,412,198
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   46,103,076
  Net investment loss.......................................      (52,348)
  Accumulated net realized gains............................    1,734,335
  Net unrealized appreciation on investments................    1,622,678
  Net unrealized appreciation on translation of assets and
     liabilities in foreign currencies......................        4,457
                                                              -----------
     NET ASSETS.............................................  $49,412,198
                                                              ===========
NET ASSETS:
  Diversified Class of Shares...............................  $43,913,742
                                                              ===========
  Stephens Premium Class of Shares..........................  $ 1,284,563
                                                              ===========
  Stephens Institutional Class of Shares....................  $ 4,213,893
                                                              ===========
Outstanding shares of capital stock of $.00001 par value per share, unlimited number of shares of beneficial interest
  authorized:
  Diversified Class of Shares...............................    3,255,325
                                                              ===========
  Stephens Premium Class of Shares..........................      113,253
                                                              ===========
  Stephens Institutional Class of Shares....................      371,439
                                                              ===========
NET ASSET VALUE PER SHARE:
  Diversified Class of Shares...............................  $     13.49
                                                              ===========
  Stephens Premium Class of Shares..........................  $     11.34
                                                              ===========
  Stephens Institutional Class of Shares....................  $     11.34
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                              INTERNATIONAL EQUITY

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

ALLOCATED NET INVESTMENT INCOME FROM DIVERSIFIED INVESTORS
  PORTFOLIOS................................................  $  365,406
                                                              ----------
EXPENSES:
  Professional fees.........................................       6,588
  Directors fees............................................       1,760
  Insurance fees............................................         674
  Fund accounting fees......................................       9,375
  Reports to shareholders...................................       6,658
  Distribution fees.........................................      52,007
  Registration fees.........................................      24,617
  Administration fees.......................................      62,408
  Shareholder servicing fees (Note 3)
     Stephens Premium Class of Shares.......................       2,066
     Stephens Institutional Class of Shares.................       4,946
                                                              ----------
Total expenses before waivers and reimbursements............     171,099
Fees waived or reimbursed...................................     (56,269)
                                                              ----------
Net expenses................................................     114,830
                                                              ----------
Net investment income.......................................     250,576
                                                              ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE
  2):
  Net realized gains on investments.........................   1,410,835
  Net realized gains on foreign currency transactions.......     323,634
  Net change in unrealized appreciation on investments......   2,769,709
  Net change in unrealized appreciation (depreciation) on
     translation of assets and liabilities in foreign
     currencies.............................................    (165,537)
                                                              ----------
  Net realized and unrealized gains (losses) on
     investments............................................   4,338,641
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $4,589,217
                                                              ==========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                              INTERNATIONAL EQUITY

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                                           FOR THE
                                                              ---------------------------------
                                                              PERIOD ENDED       YEAR ENDED
                                                              JUNE 30, 1998   DECEMBER 31, 1997
                                                              -------------   -----------------
FROM OPERATIONS:
  Net investment income.....................................   $   250,576       $    50,203
  Net realized gains on investments.........................     1,410,835           566,939
  Net realized gains on foreign currency transactions.......       323,634           105,373
  Net change in unrealized appreciation (depreciation) on
     investments............................................     2,769,709        (1,225,168)
  Net change in unrealized appreciation (depreciation) on
     translation of assets and liabilities in foreign
     currencies.............................................      (165,537)          169,030
                                                               -----------       -----------
     Net increase (decrease) in net assets resulting from
       operations...........................................     4,589,217          (333,623)
                                                               -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................            --          (476,328)
  Net realized gains from investment transactions...........            --          (180,277)
  Tax return of capital.....................................            --            (3,782)
                                                               -----------       -----------
     Total dividends and distributions......................            --          (660,387)
                                                               -----------       -----------
NET FUND SHARE TRANSACTIONS (NOTE 4):
  Diversified Class of Shares...............................     9,534,666        28,659,273
  Stephens Premium Class of Shares..........................     1,242,029                --
  Stephens Institutional Class of Shares....................     3,982,744                --
                                                               -----------       -----------
     Increase in net assets from net fund share
       transactions.........................................    14,759,439        28,659,273
                                                               -----------       -----------
Total increase in net assets................................    19,348,656        27,665,263
NET ASSETS:
  Beginning of period.......................................    30,063,542         2,398,279
                                                               -----------       -----------
  End of period.............................................   $49,412,198       $30,063,542
                                                               ===========       ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                           STEPHENS INTERMEDIATE BOND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
Investment, at value (Cost $14,947,273).....................  $14,958,171
Cash........................................................       14,249
Interest receivable.........................................      290,770
Receivable from waivers and reimbursements..................       57,391
                                                              -----------
     Total assets...........................................   15,320,581
                                                              -----------
LIABILITIES:
Accrued expenses:
  Custody fees..............................................       25,555
  Professional fees.........................................        4,823
  Directors fees............................................          972
  Insurance fees............................................          380
  Fund accounting fees......................................        2,893
  Reports to shareholders...................................        1,052
  Distribution fees.........................................        3,272
  Registration fees.........................................        3,430
  Administration fees.......................................       11,621
  Shareholder servicing fees................................       28,658
                                                              -----------
     Total liabilities......................................       82,656
                                                              -----------
     NET ASSETS.............................................  $15,237,925
                                                              ===========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................   15,057,588
  Undistributed net investment income.......................      185,975
  Accumulated net realized losses...........................      (16,536)
  Net unrealized appreciation on investments................       10,898
                                                              -----------
  NET ASSETS................................................  $15,237,925
                                                              ===========
NET ASSETS:
  Stephens Premium Class of Shares..........................  $ 3,886,544
                                                              ===========
  Stephens Institutional Class of Shares....................  $11,351,381
                                                              ===========
SHARES OUTSTANDING:
  Stephens Premium Class of Shares..........................      384,031
                                                              ===========
  Stephens Institutional Class of Shares....................    1,120,598
                                                              ===========
NET ASSET VALUE PER SHARE:
     Stephens Premium Class of Shares.......................  $     10.12
                                                              ===========
     Stephens Institutional Class of Shares.................  $     10.13
                                                              ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                           STEPHENS INTERMEDIATE BOND

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

INTEREST INCOME.............................................  $218,261
                                                              --------
EXPENSES:
  Advisory fees.............................................     3,874
  Custody fees..............................................    25,555
  Professional fees.........................................    14,105
  Directors fees............................................       972
  Insurance fees............................................       380
  Fund accounting fees......................................     2,893
  Reports to shareholders...................................     1,052
  Distribution fees.........................................     9,684
  Registration fees.........................................    10,451
  Administration fees.......................................    11,621
  Shareholder servicing fees (Note 3)
     Stephens Premium Class of Shares.......................     6,477
     Stephens Institutional Class of Shares.................     9,025
                                                              --------
Total expenses before waivers and reimbursements............    96,089
Fees waived or reimbursed...................................   (63,803)
                                                              --------
Net expenses................................................    32,286
                                                              --------
Net investment income.......................................   185,975
                                                              --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE
  2):
  Net realized losses on investments........................   (16,536)
  Net change in unrealized appreciation on investments......    10,898
                                                              --------
  Net realized and unrealized gains (losses) on
     investments............................................    (5,638)
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $180,337
                                                              ========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                           STEPHENS INTERMEDIATE BOND

                       STATEMENT OF CHANGES IN NET ASSETS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

                                                                 FOR THE
                                                              PERIOD ENDED
                                                              JUNE 30, 1998
                                                              -------------
FROM OPERATIONS:
  Net investment income.....................................   $   185,975
  Net realized losses on investments........................       (16,536)
  Net change in unrealized appreciation on investments......        10,898
                                                               -----------
     Net increase in net assets resulting from operations...       180,337
                                                               -----------
NET FUND SHARE TRANSACTIONS (NOTE 4):
  Stephens Premium Class of Shares..........................     3,840,350
  Stephens Institutional Class of Shares....................    11,217,238
                                                               -----------
     Increase in net assets from net fund share
      transactions..........................................    15,057,588
                                                               -----------
Total increase in net assets................................    15,237,925
NET ASSETS:
  Beginning of period.......................................            --
                                                               -----------
  End of period.............................................   $15,237,925
                                                               ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                             STEPHENS SELECT EQUITY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS:
Cash........................................................  $  2,037
Interest receivable.........................................         8
Receivable from waivers and reimbursements..................    55,410
                                                              --------
     Total assets...........................................    57,455
                                                              --------
LIABILITIES:
Accrued expenses:
  Custody fees..............................................    25,555
  Professional fees.........................................    14,105
  Directors fees............................................       972
  Insurance fees............................................       380
  Fund accounting fees......................................     2,893
  Reports to shareholders...................................     1,052
  Distribution fees.........................................         2
  Registration fees.........................................    10,451
  Administration fees.......................................         4
  Shareholder servicing fees................................         4
                                                              --------
     Total liabilities......................................    55,418
                                                              --------
     NET ASSETS.............................................  $  2,037
                                                              ========
NET ASSETS CONSIST OF:
  Paid-in capital...........................................     2,000
  Undistributed net investment income.......................        37
                                                              --------
     NET ASSETS.............................................  $  2,037
                                                              ========
NET ASSETS:
  Stephens Premium Class of Shares..........................  $  1,018
                                                              ========
  Stephens Institutional Class of Shares....................  $  1,019
                                                              ========
SHARES OUTSTANDING:
  Stephens Premium Class of Shares..........................   100.000
                                                              ========
  Stephens Institutional Class of Shares....................   100.000
                                                              ========
NET ASSET VALUE PER SHARE:
  Stephens Premium Class of Shares..........................  $  10.18
                                                              ========
  Stephens Institutional Class of Shares....................  $  10.19
                                                              ========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                             STEPHENS SELECT EQUITY

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

INTEREST INCOME.............................................  $     45
                                                              --------
EXPENSES:
  Custody fees..............................................    25,555
  Professional fees.........................................    14,105
  Directors fees............................................       972
  Insurance fees............................................       380
  Fund accounting fees......................................     2,893
  Reports to shareholders...................................     1,052
  Distribution fees.........................................         2
  Registration fees.........................................    10,451
  Administration fees.......................................         4
  Shareholder servicing fees (Note 3)
     Stephens Premium Class of Shares.......................         2
     Stephens Institutional Class of Shares.................         2
                                                              --------
Total expenses before waivers and reimbursements............    55,418
Fees waived or reimbursed...................................   (55,410)
                                                              --------
Net expenses................................................         8
                                                              --------
Net investment income.......................................        37
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $     37
                                                              ========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                             STEPHENS SELECT EQUITY

                       STATEMENT OF CHANGES IN NET ASSETS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

                                                              PERIOD ENDED
                                                              JUNE 30, 1998
                                                              -------------
FROM OPERATIONS:
  Net investment income.....................................     $   37
NET FUND SHARE TRANSACTIONS (NOTE 4):
  Stephens Premium Class of Shares..........................      1,000
  Stephens Institutional Class of Shares....................      1,000
                                                                 ------
     Increase in net assets from net fund share
      transactions..........................................      2,000
                                                                 ------
Total increase in net assets................................      2,037
NET ASSETS:
  Beginning of period.......................................         --
                                                                 ------
  End of period.............................................     $2,037
                                                                 ======

                       See notes to financial statements.

                           STEPHENS INTERMEDIATE BOND

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL                                                                     VALUE
----------                                                                 -----------
             US TREASURY NOTES -- 56.89%
$2,300,000   5.375%, 02/15/01............................................  $ 2,292,093
 1,650,000   5.875%, 09/30/02............................................    1,670,625
 2,175,000   5.75%, 10/31/02.............................................    2,192,671
 1,000,000   5.50%, 1/31/03..............................................      999,062
 1,500,000   5.75%, 04/30/03.............................................    1,514,531
                                                                           -----------
             TOTAL US TREASURY NOTES (Cost $8,656,514)...................    8,668,982
                                                                           -----------
             US GOVERNMENT AGENCY SECURITIES -- 41.27%
             FANNIE MAE -- 25.93%
   665,000   5.94%, 01/27/03.............................................      662,372
 3,040,000   6.24%, 07/29/02.............................................    3,095,328
   190,000   6.13%, 10/07/02.............................................      192,755
                                                                           -----------
             TOTAL FANNIE MAE (Cost $3,952,324)..........................    3,950,455
                                                                           -----------
             FREDDIE MAC -- 15.34%
 1,000,000   5.66%, 01/13/03.............................................      996,800
 1,350,000   5.53%, 01/15/03.............................................    1,341,934
                                                                           -----------
             TOTAL FREDDIE MAC (Cost $2,338,435).........................    2,338,734
                                                                           -----------
             TOTAL US GOVERNMENT AGENCY SECURITIES (Cost $6,290,759).....    6,289,189
                                                                           -----------
             Total Investments -- 98.16% (Cost $14,947,273)..............   14,958,171
             Other assets less liabilities -- 1.84%......................      279,754
                                                                           -----------
             NET ASSETS -- 100.00%.......................................  $15,237,925
                                                                           ===========

The aggregate cost of securities for federal income tax purposes at June 30, 1998, is $14,947,273.

The following amount is based on costs for federal income tax purposes:

             Gross unrealized appreciation...............................  $    19,146
             Gross unrealized depreciation...............................       (8,248)
                                                                           ===========
             Net unrealized appreciation.................................  $    10,898
                                                                           ===========

                       See notes to financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.  ORGANIZATION

     The Diversified Investors Funds Group (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust is composed of thirteen different series that are, in effect, separate investment funds: the Money Market Fund, the High Quality Bond Fund, the Intermediate Government Bond Fund, the Government/ Corporate Bond Fund, the Balanced Fund, the Equity Income Fund, the Equity Value Fund, the Growth & Income Fund, the Equity Growth Fund, the Special Equity Fund, the Aggressive Equity Fund, the High Yield Bond Fund and the International Equity Fund, (collectively, the "Funds"). The Trust established and designated each of the Funds as separate series on April 23, 1993, with the exception of the Intermediate Government Bond Fund, the High Yield Bond Fund and the International Equity Fund which were established on October 2, 1995, and the Equity Value Fund and the Aggressive Equity Fund which were established on May 1, 1996. Each Fund seeks to achieve its investment objective by investing all of its inevitable assets in a corresponding series of Diversified Investors Portfolios (the "Series Portfolio"). The Series Portfolio is an open-end management investment company registered under the 1940 Act.

     The Stephens Intermediate Bond Fund and the Stephens Select Equity Fund were established on January 2, 1998. The funds offer Premium Class and Institutional Class shares. On January 2, 1998, six of the existing Funds (Money Market, Equity Value, Equity Growth, Special Equity, High Yield Bond and International Equity) began offering Premium Class and Institutional Class shares, as well as continuing the existing shares as the Diversified Class of shares. The three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required by federal or state law.

     At June 30, 1998, each Fund's investment in the corresponding Series Portfolios was as follows:

                      FUND                         PERCENTAGE OF INTEREST IN PORTFOLIOS
                      ----                         ------------------------------------
Money Market.....................................                 16.62
High Quality Bond................................                  5.79
Intermediate Government Bond.....................                 10.83
Government/Corporate Bond........................                  8.46
Balanced.........................................                 16.51
Equity Income....................................                  6.87
Equity Value.....................................                 15.16
Growth & Income..................................                 20.28
Equity Growth....................................                 16.87
Special Equity...................................                 11.93
Aggressive Equity................................                 39.16
High Yield Bond..................................                 22.74
International Equity.............................                 17.61

     The financial statements of the Series Portfolio, including the Schedule of Portfolio Investments, are contained elsewhere in this report and should be read in conjunction with the Funds' financial statements.

2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  A.  INVESTMENT VALUATION:

     The value of each Fund's investment in a corresponding series of the Series Portfolio reflects that Fund's proportional interest in the net assets of the corresponding series of the Series Portfolio.

     The valuation policy of the securities held by the Series Portfolio is discussed in Note 2A of the Series Portfolio's notes to financial statements which are included elsewhere in this report.

     The bonds held by the Stephens Intermediate Bond Fund are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service.

  B.  INVESTMENT INCOME:

     Each Fund earns income, net of expenses, daily on its investment in the corresponding series of the Series Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Series Portfolio are allocated pro rata among the investors at the time of such determination.

     Interest income for the Stephens Intermediate Bond Fund is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from security transactions are recorded on the identified cost basis. Each class of shares represents the same interest in income.

  C.  DIVIDENDS AND DISTRIBUTION:

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains will normally be declared annually and reinvested in additional shares.

  D.  FEDERAL INCOME TAXES:

     Each Fund is a separate entity for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     For federal income tax purposes, the Funds indicated below have capital loss carryforwards at December 31, 1997, which are available to offset future realized capital gains, if any:

                                           CAPITAL LOSS CARRYFORWARD   EXPIRATION DATE
                                           -------------------------   ---------------
Money Market.............................          $      7                 2002
                                                          2                 2003
                                                        131                 2004
                                                        677                 2005
High Quality Bond........................            56,806                 2005
Aggressive Equity........................           765,515                 2005

  E.  OPERATING EXPENSES:

     The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to that Fund, while expenses attributable to all Funds are allocated among them.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes. Class specific expenses of the Fund are limited to shareholder servicing fees.

  F.  OTHER:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  FEES AND TRANSACTIONS WITH AFFILIATES

     The Trust has entered into an Administrative Services Agreement with Diversified Investment Advisors, Inc. ("the Advisor"), an indirect, wholly-owned subsidiary of AEGON USA, Inc., under which the Advisor provides administration and transfer agency services. For providing these services, facilities and for bearing the related expenses, the Advisor receives a monthly fee from each Fund at an annual rate equal to 0.30% of the average daily net assets of each Fund during the month. For these services, the Advisor earned $868,674 for the six month period ended June 30, 1998.

     The Trust has also entered into a Distribution Agreement with Diversified Investors Securities Corp. (the "Distributor"), a wholly-owned subsidiary of the Advisor. Pursuant to Rule 12b-1 of the 1940 Act, the Distributor may receive a fee from each Fund at an annual rate not to exceed 0.25% of each Fund's average daily net assets as reimbursement for expenses incurred in connection with the sale of shares of the Fund. The aggregate distribution fees accrued by the Funds amounted to $741,920 for the period ended June 30, 1998.

     Stephens, Inc. (the "Service Agent"), provides shareholder services to all holders of Stephens Premium and Institutional Class of shares. The Service Agent receives a fee from each of these two classes of shares at an annual rate of 0.50% and 0.35%, respectively, of the average daily net assets of each class. The Service Agent earned fees of $56,209 for the six month period ended June 30, 1998.

     The Advisor, Distributor and Service Agent have voluntarily undertaken to waive or reimburse expenses of each class, to the extent necessary, to limit expenses to a rate equal to the percentages specified in the table below of the corresponding class' average daily net assets, including the expenses of the Portfolio Series.

                   DIVERSIFIED CLASS                              EXPENSE CAP
                   -----------------                              -----------
Money Market...........................................     80      basis points (b.p.)
High Quality Bond......................................    100      b.p.
Intermediate Government Bond...........................    100      b.p.
Government/Corporate Bond..............................    100      b.p.
Balanced...............................................    110      b.p.
Equity Income..........................................    100      b.p.
Equity Value...........................................    110      b.p.
Growth & Income........................................    115      b.p.
Equity Growth..........................................    125      b.p.
Special Equity.........................................    150      b.p.
Aggressive Equity......................................    150      b.p.
High Yield Bond........................................    110      b.p.
International Equity...................................    140      b.p.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

                                                        EXPENSE CAP
                                                        -----------
PREMIUM CLASS
-------------
Money Market...........................................   95 b.p.
Equity Value...........................................  135 b.p.
Equity Growth..........................................  120 b.p.
Special Equity.........................................  140 b.p.
High Yield Bond........................................  130 b.p.
International Equity...................................  145 b.p.
Intermediate Bond......................................   90 b.p.
Select Equity..........................................   90 b.p.

INSTITUTIONAL CLASS
-------------------
Money Market...........................................   75 b.p.
Equity Value...........................................  110 b.p.
Equity Growth..........................................  100 b.p.
Special Equity.........................................  120 b.p.
High Yield Bond........................................  110 b.p.
International Equity...................................  125 b.p.
Intermediate Bond......................................   80 b.p.
Select Equity..........................................   85 b.p.

     Of the fees earned by the Advisor, Distributor, and Service Agent, $226,689, $340,158, and $56,209, respectively, were waived or reimbursed.

     Certain trustees and officers of the Trust are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Trust. Similarly, none of the Trust's officers receive compensation from the Funds. Aggregate remuneration incurred for non-affiliated trustees of the Trust for the period ended June 30, 1998, amounted to $20,880.

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS

     The Trust has an unlimited authorized number of shares of beneficial interest (par value of $0.00001) which are presently divided into fifteen series of shares (one series underlying each Fund). Six of the Funds are further divided into three classes. Two additional Funds contain two classes of shares. The classes are designated as Diversified Class, Stephens Premium Class, and Stephens Institutional Class. The transactions in each of the classes are as follows:

                                                              DIVERSIFIED CLASS
                                           -------------------------------------------------------
                                                 PERIOD ENDED                  YEAR ENDED
                                                 JUNE 30, 1998              DECEMBER 31, 1997
                                           -------------------------   ---------------------------
                                             SHARES        AMOUNT        SHARES         AMOUNT
                                           ----------   ------------   -----------   -------------
MONEY MARKET
Issued during period.....................   8,229,955   $ 85,357,513    11,854,786   $ 122,750,499
Issued on reinvestment of dividends and
  distributions..........................          --             --        72,862         746,659
Redeemed during period...................  (7,126,057)   (73,947,408)  (10,205,866)   (105,770,337)
                                           ----------   ------------   -----------   -------------
Net increase.............................   1,103,898   $ 11,410,105     1,721,782   $  17,726,821
                                           ==========   ============   ===========   =============
HIGH QUALITY BOND
Issued during period.....................     614,098   $  6,937,150       841,630   $   9,450,662
Issued on reinvestment of dividends and
  distributions..........................          --             --        20,988         233,191
Redeemed during period...................    (302,645)    (3,402,403)     (188,967)     (2,139,566)
                                           ----------   ------------   -----------   -------------
Net increase.............................     311,453   $  3,534,747       673,651   $   7,544,287
                                           ==========   ============   ===========   =============
INTERMEDIATE GOVERNMENT BOND
Issued during period.....................     815,271   $  8,819,226       783,539   $   8,319,118
Issued on reinvestment of dividends and
  distributions..........................          --             --        17,466         186,066
Redeemed during period...................    (293,430)    (3,172,506)      (90,305)       (943,847)
                                           ----------   ------------   -----------   -------------
Net increase.............................     521,841   $  5,646,720       710,700   $   7,561,337
                                           ==========   ============   ===========   =============
GOVERNMENT CORPORATE BOND
Issued during period.....................   1,521,277   $ 18,989,401     1,804,140   $  21,914,596
Issued on reinvestment of dividends and
  distributions..........................          --             --        53,311         654,007
Redeemed during period...................    (229,142)    (2,874,727)     (280,015)     (3,416,637)
                                           ----------   ------------   -----------   -------------
Net increase.............................   1,292,135   $ 16,114,674     1,577,436   $  19,151,966
                                           ==========   ============   ===========   =============
BALANCED
Issued during period.....................   1,752,846   $ 27,237,285     3,653,587   $  51,901,314
Issued on reinvestment of dividends and
  distributions..........................          --             --       242,473       3,494,280
Redeemed during period...................    (288,437)    (4,647,886)     (925,192)    (12,960,705)
                                           ----------   ------------   -----------   -------------
Net increase.............................   1,464,409   $ 22,589,399     2,970,868   $  42,434,889
                                           ==========   ============   ===========   =============
EQUITY INCOME
Issued during period.....................   1,522,646   $ 31,873,290     3,164,818   $  56,182,806
Issued on reinvestment of dividends and
  distributions..........................          --             --        80,093       1,506,534
Redeemed during period...................    (445,070)    (9,384,517)     (458,578)     (8,274,315)
                                           ----------   ------------   -----------   -------------
Net increase.............................   1,077,576   $ 22,488,773     2,786,333   $  49,415,025
                                           ==========   ============   ===========   =============

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                              DIVERSIFIED CLASS
                                           -------------------------------------------------------
                                                 PERIOD ENDED                  YEAR ENDED
                                                 JUNE 30, 1998              DECEMBER 31, 1997
                                           -------------------------   ---------------------------
                                             SHARES        AMOUNT        SHARES         AMOUNT
                                           ----------   ------------   -----------   -------------
EQUITY VALUE
Issued during period.....................   2,020,433   $ 25,807,788     1,952,964   $  23,955,933
Issued on reinvestment of dividends and
  distributions..........................          --             --        82,631         986,512
Redeemed during period...................    (919,355)   (12,039,229)     (334,141)     (4,285,253)
                                           ----------   ------------   -----------   -------------
Net increase.............................   1,101,078   $ 13,768,559     1,701,454   $  20,657,192
                                           ==========   ============   ===========   =============
GROWTH & INCOME
Issued during period.....................   2,173,359   $ 44,089,848     3,301,631   $  54,618,827
Issued on reinvestment of dividends and
  distributions..........................          --             --        56,829         994,837
Redeemed during period...................    (518,716)   (11,017,059)     (396,768)     (6,704,048)
                                           ----------   ------------   -----------   -------------
Net increase.............................   1,654,643   $ 33,072,789     2,961,692   $  48,909,616
                                           ==========   ============   ===========   =============
EQUITY GROWTH
Issued during period.....................   1,457,241   $ 27,898,843     3,463,320   $  54,504,140
Issued on reinvestment of dividends and
  distributions..........................          --             --       104,685       1,791,345
Redeemed during period...................    (537,788)   (10,338,298)     (609,348)    (10,184,419)
                                           ----------   ------------   -----------   -------------
Net increase.............................     919,453   $ 17,560,545     2,958,657   $  46,111,066
                                           ==========   ============   ===========   =============
SPECIAL EQUITY
Issued during period.....................   1,679,546   $ 36,495,389     2,870,542   $  53,577,577
Issued on reinvestment of dividends and
  distributions..........................          --             --       131,367       2,568,043
Redeemed during period...................    (459,795)    (9,921,545)     (378,487)     (7,245,725)
                                           ----------   ------------   -----------   -------------
Net increase.............................   1,219,751   $ 26,573,844     2,623,422   $  48,899,895
                                           ==========   ============   ===========   =============
AGGRESSIVE EQUITY
Issued during period.....................     959,452   $ 10,631,691       958,378   $  10,050,938
Issued on reinvestment of dividends and
  distributions..........................          --             --            --              --
Redeemed during period...................    (216,059)    (2,432,381)     (107,222)     (1,118,578)
                                           ----------   ------------   -----------   -------------
Net increase.............................     743,393   $  8,199,310       851,156   $   8,932,360
                                           ==========   ============   ===========   =============
HIGH YIELD BOND
Issued during period.....................     794,868   $  9,359,894       975,614   $  10,968,499
Issued on reinvestment of dividends and
  distributions..........................          --             --        51,530         584,301
Redeemed during period...................    (144,639)    (1,712,045)     (355,695)     (4,040,685)
                                           ----------   ------------   -----------   -------------
Net increase.............................     650,229   $  7,647,849       671,449   $   7,512,115
                                           ==========   ============   ===========   =============
INTERNATIONAL EQUITY
Issued during period.....................   1,284,806   $ 17,015,432     2,556,666   $  31,672,394
Issued on reinvestment of dividends and
  distributions..........................          --             --        56,763         660,387
Redeemed during period...................    (564,332)    (7,480,766)     (291,462)     (3,673,508)
                                           ----------   ------------   -----------   -------------
Net increase.............................     720,474   $  9,534,666     2,321,967   $  28,659,273
                                           ==========   ============   ===========   =============

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                      PREMIUM CLASS         INSTITUTIONAL CLASS
                                                   --------------------   -----------------------
                                                       PERIOD ENDED            PERIOD ENDED
                                                      JUNE 30, 1998            JUNE 30, 1998
                                                   --------------------   -----------------------
                                                   SHARES      AMOUNT      SHARES       AMOUNT
                                                   -------   ----------   ---------   -----------
MONEY MARKET
Issued during period.............................    4,760   $   48,208     709,605   $ 7,191,412
Issued on reinvestment of dividends and
  distributions..................................       --           --          --            --
Redeemed during period...........................     (515)      (5,239)   (170,025)   (1,729,832)
                                                   -------   ----------   ---------   -----------
Net increase.....................................    4,245   $   42,969     539,580   $ 5,461,580
                                                   =======   ==========   =========   ===========
EQUITY VALUE
Issued during period.............................  299,646   $3,212,783     999,512   $10,516,312
Issued on reinvestment of dividends and
  distributions..................................       --           --          --            --
Redeemed during period...........................  (57,784)    (638,160)    (56,732)     (625,078)
                                                   -------   ----------   ---------   -----------
Net increase.....................................  241,862   $2,574,623     942,780   $ 9,891,234
                                                   =======   ==========   =========   ===========
EQUITY GROWTH
Issued during period.............................   42,012   $  456,071     356,164   $ 3,692,230
Issued on reinvestment of dividends and
  distributions..................................       --           --          --            --
Redeemed during period...........................  (16,529)    (182,650)    (11,136)     (126,412)
                                                   -------   ----------   ---------   -----------
Net increase.....................................   25,483   $  273,421     345,028   $ 3,565,818
                                                   =======   ==========   =========   ===========
SPECIAL EQUITY
Issued during period.............................  179,186   $1,916,384     461,613   $ 4,690,310
Issued on reinvestment of dividends and
  distributions..................................       --           --          --            --
Redeemed during period...........................  (51,580)    (563,299)    (26,278)     (275,932)
                                                   -------   ----------   ---------   -----------
Net increase.....................................  127,606   $1,353,085     435,335   $ 4,414,378
                                                   =======   ==========   =========   ===========
HIGH YIELD BOND
Issued during period.............................   76,054   $  785,615     122,281   $ 1,256,786
Issued on reinvestment of dividends and
  distributions..................................       --           --          --            --
Redeemed during period...........................  (26,559)    (274,360)     (2,788)      (28,663)
                                                   -------   ----------   ---------   -----------
Net increase.....................................   49,495   $  511,255     119,493   $ 1,228,123
                                                   =======   ==========   =========   ===========
INTERNATIONAL EQUITY
Issued during period.............................  159,481   $1,765,476     390,361   $ 4,195,347
Issued on reinvestment of dividends and
  distributions..................................       --           --          --            --
Redeemed during period...........................  (46,228)    (523,447)    (18,922)     (212,603)
                                                   -------   ----------   ---------   -----------
Net increase.....................................  113,253   $1,242,029     371,439   $ 3,982,744
                                                   =======   ==========   =========   ===========
STEPHENS SELECT EQUITY
Issued during period.............................      100   $    1,000         100   $     1,000
Issued on reinvestment of dividends and
  distributions..................................       --           --          --            --
Redeemed during period...........................       --           --          --            --
                                                   -------   ----------   ---------   -----------
Net increase.....................................      100   $    1,000         100   $     1,000
                                                   =======   ==========   =========   ===========
STEPHENS INTERMEDIATE BOND FUND
Issued during period.............................  410,111   $4,100,745   1,137,584   $11,386,611
Issued on reinvestment of dividends and
  distributions..................................       --           --          --            --
Redeemed during period...........................  (26,080)    (260,395)    (16,986)     (169,373)
                                                   -------   ----------   ---------   -----------
Net increase.....................................  384,031   $3,840,350   1,120,598   $11,217,238
                                                   =======   ==========   =========   ===========

                      (This page intentionally left blank)

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

5.  FINANCIAL HIGHLIGHTS

     For the average shares outstanding for the period for the

DIVERSIFIED CLASS OF SHARES

                                                                 MONEY MARKET
                                        ---------------------------------------------------------------
                                          FOR THE
                                          PERIOD
                                           ENDED                      FOR THE YEAR ENDED
                                         JUNE 30,      ------------------------------------------------
                                           1998           1997           1996         1995       1994
                                        -----------    -----------    ----------    --------    -------
Net asset value, beginning of
  period..............................  $     10.26    $     10.11    $     9.83    $   9.61    $ 10.00
                                        -----------    -----------    ----------    --------    -------
Income from investment operations:
  Net investment income...............         0.25           0.51          0.19        0.31       0.66
  Net gains on investments (both
    realized and unrealized)..........           --          (0.01)         0.30        0.22      (0.39)
                                        -----------    -----------    ----------    --------    -------
Total from investment operations......         0.25           0.50          0.49        0.53       0.27
                                        -----------    -----------    ----------    --------    -------
Less: Dividends and distributions
  from:
  Net investment income...............           --          (0.35)        (0.19)      (0.31)     (0.66)
  In excess of net investment
    income............................           --             --            --          --         --
  Net realized gain on investments....           --             --            --          --         --
  In excess of net realized gain on
    investments.......................           --             --            --          --         --
  Tax return of capital...............           --             --         (0.02)         --         --
                                        -----------    -----------    ----------    --------    -------
Total from dividends and
  distributions.......................           --          (0.35)        (0.21)      (0.31)     (0.66)
                                        -----------    -----------    ----------    --------    -------
Net asset value, end of period........  $     10.51    $     10.26    $    10.11    $   9.83    $  9.61
                                        ===========    ===========    ==========    ========    =======
Total return..........................         2.44%          4.98%         4.87%       5.50%      3.45%
                                        ===========    ===========    ==========    ========    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period..............  $33,645,437    $21,513,791    $3,783,802    $113,491    $25,092
                                        ===========    ===========    ==========    ========    =======
Ratio of expenses to average net
  assets, including expenses of the
  Series Portfolios...................         0.99%*         1.12%         4.35%      67.48%     59.21%
Ratio of expenses to average net
  assets, including expenses of the
  Series Portfolios (net of
  reimbursement)......................         0.80%*         0.80%         0.80%       0.76%      0.51%
Ratio of net investment income to
  average net assets..................         4.67%*         4.55%         1.20%     (61.47)%   (55.80)%
Ratio of net investment income to
  average net assets (net of
  reimbursement)......................         4.87%*         4.87%         4.76%       5.24%      2.90%

---------------

  *  Annualized
 **  Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996

                     HIGH QUALITY BOND(1)                       INTERMEDIATE GOVERNMENT BOND(2)
    -------------------------------------------------------   -----------------------------------
      FOR THE                                                   FOR THE
      PERIOD                                                    PERIOD
       ENDED                 FOR THE YEAR ENDED                  ENDED       FOR THE YEAR ENDED
     JUNE 30,     -----------------------------------------    JUNE 30,     ---------------------
       1998          1997        1996      1995      1994        1998          1997        1996
    -----------   ----------   --------   -------   -------   -----------   ----------   --------
         $11.13   $    10.89   $  10.61   $  9.87   $ 10.00   $     10.67   $    10.21   $  10.00
    -----------   ----------   --------   -------   -------   -----------   ----------   --------
           0.30         0.63       0.20      0.42      0.18          0.27         0.54       0.14
           0.02        (0.07)      0.28      0.74     (0.12)         0.04         0.16       0.22
    -----------   ----------   --------   -------   -------   -----------   ----------   --------
           0.32         0.56       0.48      1.16      0.06          0.31         0.70       0.36
    -----------   ----------   --------   -------   -------   -----------   ----------   --------
             --        (0.32)     (0.20)    (0.42)    (0.18)           --        (0.24)     (0.14)
             --           --         --        --        --            --           --         --
             --           --         --        --        --            --           --         --
             --           --         --        --        --            --           --         --
             --        (0.00)**      --        --     (0.01)           --        (0.00)**    (0.01)
    -----------   ----------   --------   -------   -------   -----------   ----------   --------
             --        (0.32)     (0.20)    (0.42)    (0.19)           --        (0.24)     (0.15)
    -----------   ----------   --------   -------   -------   -----------   ----------   --------
    $     11.45   $    11.13   $  10.89   $ 10.61   $  9.87   $     10.98   $    10.67   $  10.21
    ===========   ==========   ========   =======   =======   ===========   ==========   ========
           2.88%        5.11%      4.51%    11.85%     0.67%         2.91%        6.88%      4.15%*
    ===========   ==========   ========   =======   =======   ===========   ==========   ========
    $12,295,737   $8,480,842   $966,031   $71,167   $20,872   $14,495,962   $8,515,888   $893,261
    ===========   ==========   ========   =======   =======   ===========   ==========   ========
           1.29%*       1.77%     12.60%    91.16%   284.62%*        1.24%*       1.91%     17.46%*
           1.00%*       1.00%      0.98%     1.00%     0.55%*        1.00%*       1.00%      0.94%*
           5.13%*       4.81%      5.58%   (83.53)% (279.12)%*        4.70%*       4.13%   (11.28)%*
           5.42%*       5.58%      6.03%     6.63%     4.96%*        4.94%*       5.05%      5.24%*

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

5.  FINANCIAL HIGHLIGHTS (CONTINUED)

     For the average shares outstanding for the period for the

DIVERSIFIED CLASS OF SHARES

                                                        GOVERNMENT/CORPORATE BOND(1)                      BALANCED(1)
                                      ----------------------------------------------------------------    -----------
                                        FOR THE                                                             FOR THE
                                        PERIOD                                                              PERIOD
                                         ENDED                      FOR THE YEAR ENDED                       ENDED
                                       JUNE 30,      -------------------------------------------------     JUNE 30,
                                         1998           1997           1996         1995        1994         1998
                                      -----------    -----------    ----------    --------    --------    -----------
Net asset value, beginning of
  period..........................    $     12.27    $     11.69    $    11.60    $   9.91    $  10.00    $     14.58
                                      -----------    -----------    ----------    --------    --------    -----------
Income from investment operations:
  Net investment income...........           0.34           0.72          0.22        0.30        0.19           0.22
  Net gains on investments (both
    realized and unrealized)......           0.16           0.24          0.10        1.71       (0.09)          1.34
                                      -----------    -----------    ----------    --------    --------    -----------
Total from investment
  operations......................           0.50           0.96          0.32        2.01        0.10           1.56
                                      -----------    -----------    ----------    --------    --------    -----------
Less: Dividends and distributions
  from:
  Net investment income...........             --          (0.38)        (0.23)      (0.28)      (0.19)            --
  In excess of net investment
    income........................             --             --            --          --          --             --
  Net realized gain on
    investments...................             --             --            --       (0.04)         --             --
  In excess of net realized gain
    on investments................             --             --            --          --          --             --
  Tax return of capital...........             --          (0.00)**         --          --          --             --
                                      -----------    -----------    ----------    --------    --------    -----------
Total from dividends and
  distributions...................             --          (0.38)        (0.23)      (0.32)      (0.19)            --
                                      -----------    -----------    ----------    --------    --------    -----------
Net asset value, end of period....    $     12.77    $     12.27    $    11.69    $  11.60    $   9.91    $     16.14
                                      ===========    ===========    ==========    ========    ========    ===========
Total return......................           4.07%          8.14%         2.74%      20.30%       1.10%         10.70%
                                      ===========    ===========    ==========    ========    ========    ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period..........    $38,893,377    $21,504,827    $2,056,127    $175,079    $ 22,937    $77,895,394
                                      ===========    ===========    ==========    ========    ========    ===========
Ratio of expenses to average net
  assets, including expenses of
  the Series Portfolios...........           1.10%*         1.32%         7.50%      56.91%     257.24%*         1.12%*
Ratio of expenses to average net
  assets, including expenses of
  the Series Portfolios (net of
  reimbursement)..................           1.00%*         1.00%         0.99%       0.85%       0.54%*         1.10%*
Ratio of net investment income to
  average net assets..............           5.41%*         5.52%         0.66%     (50.11)%   (251.51)%*        2.87%*
Ratio of net investment income to
  average net assets (net of
  reimbursement)..................           5.51%*         5.85%         5.85%       5.92%       5.18%*         2.90%*

---------------

  *  Annualized
 **  Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996

                     BALANCED(1)                                           EQUITY INCOME(1)
    ----------------------------------------------   ------------------------------------------------------------
                                                       FOR THE
                                                       PERIOD
                  FOR THE YEAR ENDED                    ENDED                    FOR THE YEAR ENDED
    ----------------------------------------------    JUNE 30,     ----------------------------------------------
       1997          1996        1995       1994        1998          1997          1996        1995       1994
    -----------   ----------   --------   --------   -----------   -----------   ----------   --------   --------
    $     13.27   $    12.04   $  10.05   $  10.00   $     19.22   $     15.25   $    13.09   $   9.93   $  10.00
    -----------   ----------   --------   --------   -----------   -----------   ----------   --------   --------
           0.44         0.21       0.24       0.07          0.16          0.32         0.16       0.16       0.09
           2.02         1.77       2.61       0.07          1.68          4.14         2.18       3.28      (0.07)
    -----------   ----------   --------   --------   -----------   -----------   ----------   --------   --------
           2.46         1.98       2.85       0.14          1.84          4.46         2.34       3.44       0.02
    -----------   ----------   --------   --------   -----------   -----------   ----------   --------   --------
          (0.91)       (0.21)     (0.24)     (0.07)           --         (0.20)       (0.14)     (0.16)     (0.09)
             --           --         --         --            --            --           --         --         --
          (0.24)       (0.54)     (0.51)        --            --         (0.29)       (0.04)     (0.04)        --
             --           --         --         --            --            --           --         --         --
             --           --      (0.11)     (0.02)           --            --           --      (0.08)        --
    -----------   ----------   --------   --------   -----------   -----------   ----------   --------   --------
          (1.15)       (0.75)     (0.86)     (0.09)           --         (0.49)       (0.18)     (0.28)     (0.09)
    -----------   ----------   --------   --------   -----------   -----------   ----------   --------   --------
    $     14.58   $    13.27   $  12.04   $  10.05   $     21.06   $     19.22   $    15.25   $  13.09   $   9.93
    ===========   ==========   ========   ========   ===========   ===========   ==========   ========   ========
          18.67%       16.39%     28.47%      1.43%         9.57%        29.31%       17.91%     34.62%      0.24%
    ===========   ==========   ========   ========   ===========   ===========   ==========   ========   ========
    $49,014,319   $5,182,113   $895,351   $151,629   $91,668,305   $62,936,623   $7,455,379   $590,381   $ 70,855
    ===========   ==========   ========   ========   ===========   ===========   ==========   ========   ========
           1.21%        3.08%      9.95%     71.47%*        1.12%*        1.20%        3.22%     17.88%    106.54%*
           1.10%        0.97%      0.87%      0.49%*        1.00%*        1.00%        1.00%      0.90%      0.42%*
           2.87%        0.78%     (5.68)%   (68.13)%*        1.48%*        1.51%       0.11%    (14.15)%  (103.39)%*
           2.99%        2.98%      3.40%      2.86%*        1.60%*        1.71%        2.33%      2.82%      2.74%*

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

5.  FINANCIAL HIGHLIGHTS (CONTINUED)

     For the average shares outstanding for the period for the

DIVERSIFIED CLASS OF SHARES

                                                          EQUITY VALUE(3)                    GROWTH & INCOME(1)
                                               --------------------------------------    ---------------------------
                                                 FOR THE                                   FOR THE
                                                 PERIOD                                     PERIOD
                                                  ENDED         FOR THE YEAR ENDED          ENDED
                                                JUNE 30,      -----------------------      JUNE 30,
                                                  1998           1997          1996          1998           1997
                                               -----------    -----------    --------    ------------    -----------
Net asset value, beginning of period.........  $     12.27    $     10.75    $  10.00    $      18.16    $     13.78
                                               -----------    -----------    --------    ------------    -----------
Income from investment operations:
  Net investment income......................         0.06           0.12        0.02           (0.02)          0.02
  Net gains on investments (both realized and
    unrealized)..............................         1.19           2.17        0.86            4.10           4.67
                                               -----------    -----------    --------    ------------    -----------
Total from investment operations.............         1.25           2.29        0.88            4.08           4.69
                                               -----------    -----------    --------    ------------    -----------
Less: Dividends and distributions from:
  Net investment income......................           --          (0.71)      (0.01)             --          (0.06)
  In excess of net investment income.........           --             --          --              --             --
  Net realized gain on investments...........           --          (0.06)      (0.12)             --          (0.25)
  In excess of net realized gain on
    investments..............................           --             --          --              --             --
  Tax return of capital......................           --             --          --              --             --
                                               -----------    -----------    --------    ------------    -----------
Total from dividends and distributions.......           --          (0.77)      (0.13)             --          (0.31)
                                               -----------    -----------    --------    ------------    -----------
Net asset value, end of period...............  $     13.52    $     12.27    $  10.75    $      22.24    $     18.16
                                               ===========    ===========    ========    ============    ===========
Total return.................................        10.19%         21.43%      16.61%*         22.47%         34.14%
                                               ===========    ===========    ========    ============    ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.....................  $38,381,534    $21,309,839    $385,208    $111,539,640    $61,020,784
                                               ===========    ===========    ========    ============    ===========
Ratio of expenses to average net assets,
  including expenses of the Series
  Portfolios.................................         1.28%*         1.66%      56.35%*          1.27%*         1.39%
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios
  (net of reimbursement).....................         1.10%*         1.10%       1.07%*          1.15%*         1.15%
Ratio of net investment income to average net
  assets.....................................         0.67%*         0.36%     (54.60)%*        (0.31)%*       (0.15)%
Ratio of net investment income to average net
  assets (net of reimbursement)..............         0.86%*         0.93%       1.09%*         (0.19)%*        0.10%

---------------

  *  Annualized
 **  Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996

          GROWTH & INCOME(1)                                EQUITY GROWTH(1)
    -------------------------------   ------------------------------------------------------------
                                        FOR THE
                                        PERIOD
          FOR THE YEAR ENDED             ENDED                    FOR THE YEAR ENDED
    -------------------------------    JUNE 30,     ----------------------------------------------
       1996        1995      1994        1998          1997          1996        1995       1994
    ----------   --------   -------   -----------   -----------   ----------   --------   --------
    $    11.47   $  10.22   $ 10.00   $     17.73   $     14.50   $    13.36   $  11.35   $  10.00
    ----------   --------   -------   -----------   -----------   ----------   --------   --------
          0.19       0.06      0.03         (0.04)        (0.03)          --       0.01      (0.01)
          2.29       3.18      0.22          3.26          3.85         2.41       2.09       1.36
    ----------   --------   -------   -----------   -----------   ----------   --------   --------
          2.48       3.24      0.25          3.22          3.82         2.41       2.10       1.35
    ----------   --------   -------   -----------   -----------   ----------   --------   --------
         (0.15)     (0.06)    (0.03)           --         (0.26)          --      (0.01)        --
            --         --        --            --            --           --                    --
         (0.02)     (0.95)       --            --         (0.33)       (1.18)        --         --
            --         --        --            --            --           --         --         --
            --      (0.98)       --            --         (0.00)**      (0.09)    (0.08)        --
    ----------   --------   -------   -----------   -----------   ----------   --------   --------
         (0.17)     (1.99)    (0.03)           --         (0.59)       (1.27)     (0.09)        --
    ----------   --------   -------   -----------   -----------   ----------   --------   --------
    $    13.78   $  11.47   $ 10.22   $     20.95   $     17.73   $    14.50   $  13.36   $  11.35
    ==========   ========   =======   ===========   ===========   ==========   ========   ========
         21.61%     32.11%     2.49%        18.16%        26.54%       17.93%     18.50%     13.58%
    ==========   ========   =======   ===========   ===========   ==========   ========   ========
    $5,483,747   $443,638   $60,475   $86,830,319   $57,186,689   $3,859,931   $618,317   $120,370
    ==========   ========   =======   ===========   ===========   ==========   ========   ========
          3.99%     21.71%  (140.33)%*        1.29%*        1.37%       4.34%     14.34%     70.79%*
          1.14%      1.03%     0.43%*        1.25%*        1.25%        1.20%      1.01%      0.42%*
         (2.38)%   (19.66)% (138.93)%*       (0.49)%*       (0.31)%      (3.64)%   (13.13)%   (71.00)%*
          0.47%      1.02%     0.97%*       (0.44)%*       (0.19)%       0.50%     0.20%     (0.21)%*

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

5.  FINANCIAL HIGHLIGHTS (CONTINUED)

     For the average shares outstanding for the period for the

DIVERSIFIED CLASS OF SHARES

                                                                          SPECIAL EQUITY(1)
                                                   ---------------------------------------------------------------
                                                     FOR THE
                                                     PERIOD
                                                      ENDED                      FOR THE YEAR ENDED
                                                    JUNE 30,      ------------------------------------------------
                                                      1998           1997           1996         1995       1994
                                                   -----------    -----------    ----------    --------    -------
Net asset value, beginning of period.............  $     20.56    $     17.09    $    13.95    $  10.75    $ 10.00
                                                   -----------    -----------    ----------    --------    -------
Income from investment operations:
  Net investment income..........................        (0.06)         (0.04)           --          --         --
  Net gains on investments (both realized and
    unrealized)..................................         1.46           4.41          3.58        4.43       0.84
                                                   -----------    -----------    ----------    --------    -------
Total from investment operations.................         1.40           4.37          3.58        4.43       0.84
                                                   -----------    -----------    ----------    --------    -------
Less: Dividends and distributions from:
  Net investment income..........................           --          (0.39)           --          --         --
  In excess of net investment income.............           --             --         (0.03)         --         --
  Net realized gain on investments...............           --          (0.51)        (0.38)      (0.89)     (0.09)
  In excess of net realized gain on
    investments..................................           --             --            --          --         --
  Tax return of capital..........................           --             --         (0.03)      (0.34)        --
                                                   -----------    -----------    ----------    --------    -------
Total from dividends and distributions...........           --          (0.90)        (0.44)      (1.23)     (0.09)
                                                   -----------    -----------    ----------    --------    -------
Net asset value, end of period...................  $     21.96    $     20.56    $    17.09    $  13.95    $ 10.75
                                                   ===========    ===========    ==========    ========    =======
Total return.....................................         6.81%         25.82%        25.76%      41.50%      8.54%
                                                   ===========    ===========    ==========    ========    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.........................  $94,325,832    $63,237,963    $7,736,347    $600,294    $87,705
                                                   ===========    ===========    ==========    ========    =======
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios....         1.49%*         1.57%         3.63%      15.76%     99.91%*
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios
  (net of reimbursement).........................         1.46%*         1.50%         1.49%       1.33%      0.54%*
Ratio of net investment income to average net
  assets.........................................        (0.54)%*       (0.26)%       (2.48)%    (14.58)%   (99.03)%*
Ratio of net investment income to average net
  assets (net of reimbursement)..................        (0.52)%*       (0.18)%       (0.34)%     (0.18)%     0.04%*

---------------

  *  Annualized
 **  Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996

           AGGRESSIVE EQUITY(4)                   HIGH YIELD BOND(5)                   INTERNATIONAL EQUITY(6)
    -----------------------------------   -----------------------------------   --------------------------------------
      FOR THE                               FOR THE                               FOR THE
      PERIOD                                PERIOD                                PERIOD
       ENDED       FOR THE YEAR ENDED        ENDED       FOR THE YEAR ENDED        ENDED         FOR THE YEAR ENDED
     JUNE 30,     ---------------------    JUNE 30,     ---------------------    JUNE 30,     ------------------------
       1998          1997        1996        1998          1997        1996        1998          1997          1996
    -----------   ----------   --------   -----------   ----------   --------   -----------   -----------   ----------
    $     10.00   $     9.43   $  10.00   $     11.38   $    10.68   $  10.00   $     11.86   $     11.27   $    10.00
    -----------   ----------   --------   -----------   ----------   --------   -----------   -----------   ----------
          (0.03)       (0.06)      0.05          0.48         0.94       0.21          0.08          0.04         0.01
           1.86         0.63      (0.58)         0.11         0.37       0.66          1.55          0.83         1.37
    -----------   ----------   --------   -----------   ----------   --------   -----------   -----------   ----------
           1.83         0.57      (0.53)         0.59         1.31       0.87          1.63          0.87         1.38
    -----------   ----------   --------   -----------   ----------   --------   -----------   -----------   ----------
             --           --      (0.04)           --        (0.58)     (0.19)           --         (0.20)       (0.01)
             --           --         --            --           --         --            --            --           --
             --           --         --            --        (0.03)        --            --         (0.08)       (0.04)
             --           --         --            --           --         --            --            --        (0.04)
             --           --         --            --           --         --            --         (0.00)**      (0.02)
    -----------   ----------   --------   -----------   ----------   --------   -----------   -----------   ----------
             --           --      (0.04)           --        (0.61)     (0.19)           --         (0.28)       (0.11)
    -----------   ----------   --------   -----------   ----------   --------   -----------   -----------   ----------
    $     11.83   $    10.00   $   9.43   $     11.97   $    11.38   $  10.68   $     13.49   $     11.86   $    11.27
    ===========   ==========   ========   ===========   ==========   ========   ===========   ===========   ==========
          18.30%        6.13%     (9.51)%*        5.18%      12.28%      9.50%*       13.74%         7.74%       14.59%*
    ===========   ==========   ========   ===========   ==========   ========   ===========   ===========   ==========
    $19,278,614   $8,855,719   $326,476   $16,653,799   $8,430,804   $738,100   $43,913,742   $30,063,542   $2,398,279
    ===========   ==========   ========   ===========   ==========   ========   ===========   ===========   ==========
           1.91%*       2.70%     64.34%*        1.45%*       1.88%     25.60%*        1.53%*        1.72%        9.79%*
           1.50%*       1.43%      1.41%*        1.10%*       1.10%      1.10%*        1.40%*        1.40%        1.41%*
         (1.05)%*     (1.81)%   (64.36)%*        7.81%*       7.44%   (16.15)%*        1.03%*      (0.03)%      (7.91)%*
         (0.64)%*     (0.54)%    (1.05)%*        8.17%*       8.22%      8.35%*        1.16%*        0.29%        0.48%*

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

5.  FINANCIAL HIGHLIGHTS (CONTINUED)

     For the average shares outstanding for the period ended June 30, 1998, for the

STEPHENS PREMIUM CLASS OF SHARES

                                                            MONEY         EQUITY         EQUITY
                                                           MARKET         VALUE          GROWTH
                                                           -------      ----------      --------
Net asset value, beginning of period.....................  $ 10.00      $    10.00      $  10.00
                                                           -------      ----------      --------
Income from investment operations:
  Net investment income..................................     0.23            0.03         (0.02)
  Net gains on investments (both realized and
     unrealized).........................................     0.01            0.96          1.86
                                                           -------      ----------      --------
Total from investment operations.........................     0.24            0.99          1.84
                                                           -------      ----------      --------
Net asset value, end of period...........................  $ 10.24      $    10.99      $  11.84
                                                           =======      ==========      ========
Total return.............................................     2.40%           9.90%        18.40%
                                                           =======      ==========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period.................................  $43,452      $2,658,565      $301,750
                                                           =======      ==========      ========
Ratio of expenses to average net assets*.................   110.95%           2.89%        14.04%
Ratio of expenses to average net assets (net of
  reimbursement)*........................................     0.95%           1.35%         1.20%
Ratio of net investment income to average net assets*....  (105.28)%         (0.91)%      (13.23)%
Ratio of net investment income to average net assets (net
  of reimbursement)*.....................................     4.72%           0.63%        (0.39)%

---------------
* Annualized

                                                       STEPHENS         STEPHENS
     SPECIAL          HIGH        INTERNATIONAL      INTERMEDIATE        SELECT
      EQUITY         YIELD           EQUITY              BOND            EQUITY
    ----------      --------      -------------      ------------      ----------
    $    10.00      $  10.00       $    10.00         $    10.00       $    10.00
    ----------      --------       ----------         ----------       ----------
         (0.02)         0.40             0.08               0.23             0.18
          0.79          0.11             1.26              (0.11)              --
    ----------      --------       ----------         ----------       ----------
          0.77          0.51             1.34               0.12             0.18
    ----------      --------       ----------         ----------       ----------
    $    10.77      $  10.51       $    11.34         $    10.12       $    10.18
    ==========      ========       ==========         ==========       ==========
          7.70%         5.10%           13.40%              1.20%            1.80%
    ==========      ========       ==========         ==========       ==========
    $1,374,405      $520,118       $1,284,563         $3,886,544       $    1,018
    ==========      ========       ==========         ==========       ==========
          4.46%         9.07%            4.63%              3.28%         5691.14%
          1.40%         1.30%            1.45%              0.90%            0.82%
         (3.52)%       0.22%             (1.68)%            2.35%       (5,686.62)%
         (0.45)%        7.99%            1.50%              4.73%            3.70%

                       DIVERSIFIED INVESTORS FUNDS GROUP

                                  (UNAUDITED)

5.  FINANCIAL HIGHLIGHTS (CONTINUED)

     For the average shares outstanding for the period ended June 30, 1998, for the

STEPHENS INSTITUTIONAL CLASS OF SHARES

                                                        MONEY           EQUITY           EQUITY
                                                        MARKET           VALUE           GROWTH
                                                      ----------      -----------      ----------
Net asset value, beginning of period................  $    10.00      $     10.00      $    10.00
                                                      ----------      -----------      ----------
Income from investment operations:
  Net investment income.............................        0.24             0.05           (0.01)
  Net gains on investments (both realized and
     unrealized)....................................          --             0.96            1.86
                                                      ----------      -----------      ----------
Total from investment operations....................        0.24             1.01            1.85
                                                      ----------      -----------      ----------
Net asset value, end of period......................  $    10.24      $     11.01      $    11.85
                                                      ==========      ===========      ==========
Total return........................................        2.40%           10.10%          18.50%
                                                      ==========      ===========      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period............................  $5,527,570      $10,376,987      $4,087,941
                                                      ==========      ===========      ==========
Ratio of expenses to average net assets*............        2.02%            1.83%           2.29%
Ratio of expenses to average net assets (net of
  reimbursement)*...................................        0.75%            1.10%           1.00%
Ratio of net investment income to average net
  assets*...........................................        3.68%            0.26%          (1.44)%
Ratio of net investment income to average net assets
  (net of reimbursement)*...........................        4.95%            0.99%          (0.16)%

---------------
* Annualized

                                                         STEPHENS        STEPHENS
     SPECIAL           HIGH         INTERNATIONAL      INTERMEDIATE       SELECT
      EQUITY          YIELD            EQUITY              BOND           EQUITY
    ----------      ----------      -------------      ------------      ---------
    $    10.00      $    10.00       $    10.00        $     10.00       $   10.00
    ----------      ----------       ----------        -----------       ---------
            --            0.41             0.09               0.23            0.19
          0.77            0.11             1.25              (0.10)             --
    ----------      ----------       ----------        -----------       ---------
          0.77            0.52             1.34               0.13            0.19
    ----------      ----------       ----------        -----------       ---------
    $    10.77      $    10.52       $    11.34        $     10.13       $   10.19
    ==========      ==========       ==========        ===========       =========
          7.70%           5.20%           13.40%              1.30%           1.90%
    ==========      ==========       ==========        ===========       =========
    $4,688,629      $1,256,756       $4,213,893        $11,351,381       $   1,019
    ==========      ==========       ==========        ===========       =========
          2.39%           4.28%            2.55%              2.06%        5688.11%
          1.20%           1.11%            1.25%              0.79%           0.82%
         (1.41)%          5.04%            0.37%              3.53%      (5,683.49)%
         (0.23)%          8.21%            1.67%              4.80%           3.80%

                    SHORT HORIZON STRATEGIC ALLOCATION FUND

     The Fund seeks a high level of current income and preservation of capital by primarily investing in a diversified portfolio of fixed income funds. The Fund will be invested across the High Quality Bond, Intermediate Government Bond, Government/Corporate Bond, High Yield Bond, and Money Market Funds. A portion of the Fund may be invested in relatively conservative equity funds, namely the Equity Income, Equity Value, Growth & Income, and Equity Growth Funds as a hedge against inflation.

     The Short Horizon Strategic Allocation Fund utilizes a structured methodology to asset allocation to consistently add value to balanced portfolios over the long-term. The Fund incorporates broad based, proprietary analysis in building the benchmark portfolio. A disciplined approach to rebalancing is implemented, where tolerance bands (+/- 5% around the target allocations of the underlying funds) systematically trigger a move back to the portfolio's neutral position. This strategy emphasizes solid, long-term performance through selling securities which have appreciated in value, and buying securities at relatively low prices.

             Measurement Period                  SAF Short Horizon      Lehman Bros. Gov/Corp.
           (Fiscal Year Covered)                      $11,898             Bond Index $12,047
4/15/96                                               10000                     10000
12/31/96                                              10545                     10535
12/31/97                                              11461                     11565
6/30/98                                               11898                     12047

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               3.81%
Inception to Date          3.98%
------------------------------------------------

The chart shown above represents the growth in value of an initial hypothetical investment of $10,000 in each fund of the Diversified Investors Strategic Allocation Funds for the period since inception through June 30, 1998.

All indices are shown for the period from the funds' inception through June 30, 1998.

Past performance is not indicative of future performance.

              SHORT/INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

     The Fund seeks a high level of current income with some capital appreciation, by primarily investing in a diversified portfolio of fixed income funds, and to a lesser extent, equity funds. The Fund is a relatively conservative balanced portfolio which seeks competitive returns with considerably less volatility. Assets can be invested in any Diversified fixed income fund. The Fund's equity component may be invested in any Diversified equity fund.

     The Short/Intermediate Horizon Strategic Allocation Fund utilizes a structured methodology to asset allocation to consistently add value to balanced portfolios over the long-term. The Fund incorporates broad based, proprietary analysis in building the benchmark portfolio. A disciplined approach to rebalancing is implemented, where tolerance bands (+/- 5% around the target allocations of the underlying funds) systematically trigger a move back to the portfolio's neutral position. This strategy emphasizes solid, long-term performance through selling securities which have appreciated in value, and buying securities at relatively low prices.

                                      SAF              Lehman
     Measurement Period       Short/Intermediate   Aggregate Bond    Russell 2000       MSCI GDP
   (Fiscal Year Covered)           $10,100             $10,180          $9,481        EAFE $12,208
5/1/98                               10000             10000            10000            10000
6/30/98                              10100             10180             9481            12208

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               1.00%
Inception to Date          1.00%
------------------------------------------------

The chart shown above represents the growth in value of an initial hypothetical investment of $10,000 in each fund of the Diversified Investors Strategic Allocation Funds for the period since inception through June 30, 1998.

All indices are shown for the period from the funds' inception through June 30, 1998.

Past performance is not indicative of future performance.

                 INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

     The Fund seeks a high level of current income and capital appreciation, by investing in a diversified portfolio of fixed income, and equity funds. The Fund seeks competitive returns with slightly less volatility through generally equal allocations to equity and fixed income. The Fund can invest in any Diversified fixed income fund and in any Diversified equity fund.

     The Intermediate Horizon Strategic Allocation Fund utilizes a structured methodology to asset allocation to consistently add value to balanced portfolios over the long-term. The Fund incorporates broad based, proprietary analysis in building the benchmark portfolio. A disciplined approach to rebalancing is implemented, where tolerance bands (+/- 5% around the target allocations of the underlying funds) systematically trigger a move back to the portfolio's neutral position. This strategy emphasizes solid, long-term performance through selling securities which have appreciated in value, and buying securities at relatively low prices.

                                                                               Lehman Bros.
        Measurement Period           SAF Intermediate     S&P 500 Index      Gov/Corp. Bond
      (Fiscal Year Covered)              $13,052             $18,355          Index $12,047
4/15/96                                   10000               10000               10000
12/31/96                                  10559               11688               10537
12/31/97                                  12068               15588               11565
6/30/98                                   13052               18355               12047

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               8.15%
Inception to Date          6.17%
------------------------------------------------

The chart shown above represents the growth in value of an initial hypothetical investment of $10,000 in each fund of the Diversified Investors Strategic Allocation Funds for the period since inception through June 30, 1998.

All indices are shown for the period from the funds' inception through June 30, 1998.

Past performance is not indicative of future performance.

              INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION FUND

     The Fund seeks long-term capital appreciation, by primarily investing in a diversified portfolio of equity funds, and to a lesser extent, fixed income funds. The Fund is a relatively aggressive balanced portfolio which seeks competitive returns with slightly more volatility. The Fund can invest in any Diversified fixed income fund, and in any Diversified equity fund.

     The Intermediate/Long Horizon Strategic Allocation Fund utilizes a structured methodology to asset allocation to consistently add value to balanced portfolios over the long-term. The Fund incorporates broad based, proprietary analysis in building the benchmark portfolio. A disciplined approach to rebalancing is implemented, where tolerance bands (+/- 5% around the target allocations of the underlying funds) systematically trigger a move back to the portfolio's neutral position. This strategy emphasizes solid, long-term performance through selling securities which have appreciated in value, and buying securities at relatively low prices.

             Measurement Period                SAF Intermediate/Long
           (Fiscal Year Covered)                      $13,770           S&P 500 Index $18,355
4/15/96                                               10000                     10000
12/31/96                                              10565                     11689
12/31/97                                              12567                     15588
6/30/98                                               13770                     18355

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               9.57%
Inception to Date          7.45%
------------------------------------------------

The chart shown above represents the growth in value of an initial hypothetical investment of $10,000 in each fund of the Diversified Investors Strategic Allocation Funds for the period since inception through June 30, 1998.

All indices are shown for the period from the funds' inception through June 30, 1998.

Past performance is not indicative of future performance.

                     LONG HORIZON STRATEGIC ALLOCATION FUND

     The Fund seeks long-term capital appreciation by investing in a diversified portfolio of equity funds. The Fund can invest in any Diversified equity fund, including large, mid, and small capitalization stock funds, value and growth-oriented funds, and the international equity fund. Fixed income funds may be utilized to reduce the potential impact of stock market declines.

     The Long Horizon Strategic Allocation Fund utilizes a structured methodology to asset allocation to consistently add value to balanced portfolios over the long-term. The Fund incorporates broad based, proprietary analysis in building the benchmark portfolio. A disciplined approach to rebalancing is implemented, where tolerance bands (+/- 5% around the target allocations of the underlying funds) systematically trigger a move back to the portfolio's neutral position. This strategy emphasizes solid, long-term performance through selling securities which have appreciated in value, and buying securities at relatively low prices.

                                                                 Russell 2000
     Measurement Period          SAF Long       Russell 1000      Small Cap         MSCI GDP
   (Fiscal Year Covered)         $9,997           $10,146          $9,481        EAFE $10,242
5/1/98                            10000            10000            10000            10000
6/30/98                            9997            10146             9481            10242

------------------------------------------------
Average Annual Total Returns
------------------------------------------------
Year to Date               (0.10)%
Inception to Date          (0.10)%
------------------------------------------------

The chart shown above represents the growth in value of an initial hypothetical investment of $10,000 in each fund of the Diversified Investors Strategic Allocation Funds for the period since inception through June 30, 1998.

All indices are shown for the period from the funds' inception through June 30, 1998.

Past performance is not indicative of future performance.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                     SHORT                          LONG
                                       SHORT      INTERMEDIATE   INTERMEDIATE   INTERMEDIATE      LONG
                                      HORIZON       HORIZON        HORIZON        HORIZON       HORIZON
                                     STRATEGIC     STRATEGIC      STRATEGIC      STRATEGIC     STRATEGIC
                                     ALLOCATION    ALLOCATION     ALLOCATION     ALLOCATION    ALLOCATION
                                        FUND          FUND           FUND           FUND          FUND
                                     ----------   ------------   ------------   ------------   ----------
ASSETS:
Investments at value (cost,
  $8,498,141, $10,000, $34,524,639,
  $37,800,532, and $10,000
  respectively)....................  $8,699,182     $10,100      $36,291,439    $40,073,449     $ 9,989
Cash...............................           3          --               29              5          --
                                     ----------     -------      -----------    -----------     -------
     Total Assets..................   8,699,185      10,100       36,291,468     40,073,454       9,989
                                     ----------     -------      -----------    -----------     -------
LIABILITIES:
Accrued investment advisory fee....       5,171           3           21,716         24,361           3
                                     ----------     -------      -----------    -----------     -------
     Total Liabilities.............       5,171           3           21,716         24,361           3
                                     ----------     -------      -----------    -----------     -------
NET ASSETS.........................  $8,694,014     $10,097      $36,269,752    $40,049,093     $ 9,986
                                     ==========     =======      ===========    ===========     =======
NET ASSETS CONSIST OF:
  Paid-in capital..................  $8,419,520     $10,000      $34,039,796    $36,830,223     $10,000
  Undistributed net investment
     loss..........................      (6,194)         (3)         (29,926)       (33,347)         (3)
  Accumulated net realized gains...      79,647          --          493,082        979,300          --
  Net unrealized appreciation
     (depreciation) on
     investments...................     201,041         100        1,766,800      2,272,917         (11)
                                     ==========     =======      ===========    ===========     =======
NET ASSETS.........................  $8,694,014     $10,097      $36,269,752    $40,049,093     $ 9,986
                                     ==========     =======      ===========    ===========     =======
Outstanding shares of capital stock
  of $.00001 par value per share,
  unlimited number of shares of
  beneficial interest authorized...     782,535       1,000        3,056,322      3,228,986       1,000
                                     ==========     =======      ===========    ===========     =======
NET ASSET VALUE PER SHARE..........  $    11.11     $ 10.10      $     11.87    $     12.40     $  9.99
                                     ==========     =======      ===========    ===========     =======

                       See notes to financial statements.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                            STATEMENTS OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

                                                             SHORT                          LONG
                                               SHORT      INTERMEDIATE   INTERMEDIATE   INTERMEDIATE      LONG
                                              HORIZON       HORIZON        HORIZON        HORIZON       HORIZON
                                             STRATEGIC     STRATEGIC      STRATEGIC      STRATEGIC     STRATEGIC
                                             ALLOCATION    ALLOCATION     ALLOCATION     ALLOCATION    ALLOCATION
                                                FUND          FUND           FUND           FUND          FUND
                                             ----------   ------------   ------------   ------------   ----------
INCOME:
  Income distribution earned...............   $     --    $     --        $       --     $       --    $    --
  Investment advisory fee..................     (7,147)         (3)          (29,926)       (33,347)        (3)
                                              --------        ----        ----------     ----------       ----
    Net investment income..................     (7,147)         (3)          (29,926)       (33,347)        (3)
                                              --------        ----        ----------     ----------       ----
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Net realized gains on investments........     86,127       --              495,602      1,004,025      --
  Net change in unrealized appreciation
    (depreciation) on investments..........    183,837         100         1,794,417      2,001,179        (11)
                                              --------        ----        ----------     ----------       ----
  Net realized and unrealized gains
    (losses) on investments................    269,964         100         2,290,019      3,005,204        (11)
                                              --------        ----        ----------     ----------       ----
Net increase (decrease) in net assets
  resulting from operations................   $262,817        $ 97        $2,260,093     $2,971,857       $(14)
                                              ========        ====        ==========     ==========       ====

                       See notes to financial statements.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

                                                            SHORT                          LONG
                                              SHORT      INTERMEDIATE   INTERMEDIATE   INTERMEDIATE      LONG
                                             HORIZON       HORIZON        HORIZON        HORIZON       HORIZON
                                            STRATEGIC     STRATEGIC      STRATEGIC      STRATEGIC     STRATEGIC
                                           ALLOCATION     ALLOCATION     ALLOCATION     ALLOCATION    ALLOCATION
                                              FUND           FUND           FUND           FUND          FUND
                                           -----------   ------------   ------------   ------------   ----------
FROM OPERATIONS:
  Net investment loss....................  $    (7,147)    $    (3)     $   (29,926)   $   (33,347)    $    (3)
  Net realized gains on investments......       86,127          --          495,602      1,004,025          --
  Net change in unrealized appreciation
    (depreciation) on investments........      183,837         100        1,794,417      2,001,179         (11)
                                           -----------     -------      -----------    -----------     -------
  Net increase (decrease) in net assets
    resulting from operations............      262,817          97        2,260,093      2,971,857         (14)
                                           -----------     -------      -----------    -----------     -------
FROM SHARE TRANSACTIONS:
  Proceeds from issuance of shares.......    3,423,429      10,000       12,457,072     15,332,761      10,000
  Value of shares redeemed...............   (1,007,304)         --       (3,112,081)    (4,122,054)         --
                                           -----------     -------      -----------    -----------     -------
  Net increase in net assets from share
    transactions.........................    2,416,125      10,000        9,344,991     11,210,707      10,000
                                           -----------     -------      -----------    -----------     -------
    Total increase in net assets.........    2,678,942      10,097       11,605,084     14,182,564       9,986
NET ASSETS:
  Beginning of period....................    6,015,072          --       24,664,668     25,866,529          --
                                           -----------     -------      -----------    -----------     -------
  End of period..........................  $ 8,694,014     $10,097      $36,269,752    $40,049,093     $ 9,986
                                           ===========     =======      ===========    ===========     =======
Shares outstanding beginning of period...      562,038          --        2,247,197      2,285,595          --
Shares issued during period..............      312,033       1,000        1,077,486      1,284,011       1,000
Shares redeemed during period............      (91,536)         --         (268,361)      (340,620)         --
                                           -----------     -------      -----------    -----------     -------
Shares outstanding end of period.........      782,535       1,000        3,056,322      3,228,986       1,000
                                           ===========     =======      ===========    ===========     =======

                       See notes to financial statements.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                 CONSERVATIVE             MODERATE              AGGRESSIVE
                                             STRATEGIC ALLOCATION   STRATEGIC ALLOCATION   STRATEGIC ALLOCATION
                                                     FUND                   FUND                   FUND
                                             --------------------   --------------------   --------------------
FROM OPERATIONS:
  Net investment gain......................       $  159,669            $   561,774            $   479,971
  Capital gain distribution earned.........            8,003                154,311                217,280
  Net realized gains on investments........          109,709                904,886              1,140,858
  Net change in unrealized appreciation on
     investments...........................           24,161                    877                281,679
                                                  ----------            -----------            -----------
  Net increase in net assets resulting from
     operations............................          301,542              1,621,848              2,119,788
                                                  ----------            -----------            -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income....................         (274,875)            (1,468,978)            (1,645,274)
  Net realized gains from investment
     transactions..........................           (8,003)              (154,636)              (218,634)
  Tax return of capital....................               --                (17,735)               (21,035)
                                                  ----------            -----------            -----------
  Total dividends and distributions........         (282,878)            (1,641,349)            (1,884,943)
                                                  ----------            -----------            -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from issuance of shares.........        5,863,906             22,446,682             23,715,490
  Proceeds from dividends and distributions
     reinvested............................          282,878              1,641,349              1,884,943
  Value of shares redeemed.................         (892,503)            (2,223,934)            (2,142,111)
                                                  ----------            -----------            -----------
  Net increase in net assets from capital
     share transactions....................        5,254,281             21,864,097             23,458,322
                                                  ----------            -----------            -----------
     Total increase in net assets..........        5,272,945             21,844,596             23,693,167
NET ASSETS:
  Beginning of year........................          742,127              2,820,072              2,173,362
                                                  ----------            -----------            -----------
  End of year..............................       $6,015,072            $24,664,668            $25,866,529
                                                  ==========            ===========            ===========
Shares outstanding beginning of year.......           71,754                273,203                210,921
Shares issued during year..................          545,523              2,019,085              2,086,939
Shares received on reinvestment of
  dividends and distributions..............           26,514                151,592                169,706
Shares redeemed during year................          (81,753)              (196,683)              (181,971)
                                                  ----------            -----------            -----------
Shares outstanding end of year.............          562,038              2,247,197              2,285,595
                                                  ==========            ===========            ===========

                       See notes to financial statements.

                    SHORT HORIZON STRATEGIC ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                                     PERCENT OF
SHARES                                                                    VALUE      NET ASSETS
------                                                                  ----------   ----------
          INVESTMENTS
 39,184   Diversified Investors Funds Group -- Equity Income Fund.....  $  825,201
196,168   Diversified Investors Funds Group -- Government/Corporate
            Bond Fund.................................................   2,505,283
145,246   Diversified Investors Funds Group -- High Quality Bond
            Fund......................................................   1,663,197
 69,220   Diversified Investors Funds Group -- High Yield Bond Fund...     828,858
151,497   Diversified Investors Funds Group -- Intermediate Government
            Bond Fund.................................................   1,663,684
115,358   Diversified Investors Funds Group -- Money Market Fund......   1,212,959
                                                                        ----------
          Total Investments (Cost $8,498,141).........................   8,699,182     100.06%
          Other assets less liabilities...............................      (5,168)     (0.06)%
                                                                        ----------     ------
          NET ASSETS..................................................  $8,694,014     100.00%
                                                                        ==========     ======
          The aggregate cost of investments for federal income tax
            purposes at June 30, 1998, is $8,498,141.
          The following amount is based on costs for federal income
            tax purposes:
            Gross unrealized appreciation.............................  $  206,470
            Gross unrealized depreciation.............................      (5,429)
                                                                        ----------
            Net unrealized appreciation...............................  $  201,041
                                                                        ==========

                       See notes to financial statements.

              SHORT INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                                 PERCENT OF
SHARES                                                                  VALUE    NET ASSETS
------                                                                 -------   ----------
         INVESTMENTS
         Diversified Investors Funds Group -- Aggressive Equity
  17     Fund........................................................  $   207
  20     Diversified Investors Funds Group -- Equity Growth Fund.....      415
  23     Diversified Investors Funds Group -- Equity Income Fund.....      489
  29     Diversified Investors Funds Group -- Equity Value Fund......      392
         Diversified Investors Funds Group -- Government/Corporate
 279     Bond Fund...................................................    3,567
         Diversified Investors Funds Group -- Growth and Income
  24     Fund........................................................      525
 126     Diversified Investors Funds Group -- High Yield Bond Fund...    1,512
         Diversified Investors Funds Group -- High Quality Bond
 132     Fund........................................................    1,515
         Diversified Investors Funds Group -- Intermediate Government
  46     Bond Fund...................................................      505
         Diversified Investors Funds Group -- International Equity
  29     Fund........................................................      391
  27     Diversified Investors Funds Group -- Special Equity Fund....      582
                                                                       -------
         Total Investments (Cost $10,000)............................   10,100     100.03%
         Other assets less liabilities...............................       (3)     (0.03)%
                                                                       -------     ------
         NET ASSETS..................................................  $10,097     100.00%
                                                                       =======     ======
         The aggregate cost of investments for federal income tax
           purposes at June 30, 1998, is $10,000.
         The following amount is based on costs for federal income
           tax purposes:
           Gross unrealized appreciation.............................  $   146
           Gross unrealized depreciation.............................      (46)
                                                                       -------
           Net unrealized appreciation...............................  $   100
                                                                       =======

                       See notes to financial statements.

                 INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                                      PERCENT OF
SHARES                                                                     VALUE      NET ASSETS
------                                                                  -----------   ----------
          INVESTMENTS
 92,568   Diversified Investors Funds Group -- Aggressive Equity
            Fund......................................................  $ 1,095,391
120,304   Diversified Investors Funds Group -- Equity Growth Fund.....    2,520,542
154,309   Diversified Investors Funds Group -- Equity Income Fund.....    3,249,683
160,295   Diversified Investors Funds Group -- Equity Value Fund......    2,167,575
706,661   Diversified Investors Funds Group -- Government/Corporate
            Bond Fund.................................................    9,024,835
130,756   Diversified Investors Funds Group -- Growth and Income
            Fund......................................................    2,908,595
314,757   Diversified Investors Funds Group -- High Quality Bond
            Fund......................................................    3,604,253
301,587   Diversified Investors Funds Group -- High Yield Bond Fund...    3,611,298
164,265   Diversified Investors Funds Group -- Intermediate Government
            Bond Fund.................................................    1,803,890
190,111   Diversified Investors Funds Group -- International Equity
            Fund......................................................    2,564,566
  7,833   Diversified Investors Funds Group -- Money Market Fund......       82,357
166,619   Diversified Investors Funds Group -- Special Equity Fund....    3,658,454
                                                                        -----------
          Total Investments (Cost $34,524,639)........................   36,291,439     100.06%
          Other assets less liabilities...............................      (21,687)     (0.06)%
                                                                        -----------     ------
          NET ASSETS..................................................  $36,269,752     100.00%
                                                                        ===========     ======
          The aggregate cost of investments for federal income tax
            purposes at June 30, 1998, is $34,524,639.
          The following amount is based on costs for federal income
            tax purposes:
            Gross unrealized appreciation.............................  $ 1,766,800
                                                                        ===========

                       See notes to financial statements.

              LONG INTERMEDIATE HORIZON STRATEGIC ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                                      PERCENT OF
SHARES                                                                     VALUE      NET ASSETS
------                                                                  -----------   ----------
          INVESTMENTS
136,184   Diversified Investors Funds Group -- Aggressive Equity
            Fund......................................................  $ 1,611,526
189,724   Diversified Investors Funds Group -- Equity Growth Fund.....    3,974,984
215,742   Diversified Investors Funds Group -- Equity Income Fund.....    4,543,446
253,252   Diversified Investors Funds Group -- Equity Value Fund......    3,424,580
364,630   Diversified Investors Funds Group -- Government/Corporate
            Bond Fund.................................................    4,656,726
198,507   Diversified Investors Funds Group -- Growth and Income
            Fund......................................................    4,415,659
256,468   Diversified Investors Funds Group -- High Yield Bond Fund...    3,071,020
168,440   Diversified Investors Funds Group -- High Quality Bond
            Fund......................................................    1,928,794
175,838   Diversified Investors Funds Group -- Intermediate Government
            Bond Fund.................................................    1,930,978
279,550   Diversified Investors Funds Group -- International Equity
            Fund......................................................    3,771,070
118,538   Diversified Investors Funds Group -- Money Market Fund......    1,246,392
250,411   Diversified Investors Funds Group -- Special Equity Fund....    5,498,274
                                                                        -----------
          Total Investments (Cost $37,800,532)........................   40,073,449     100.06%
          Other assets less liabilities...............................      (24,356)     (0.06)%
                                                                        -----------     ------
          NET ASSETS..................................................  $40,049,093     100.00%
                                                                        ===========     ======
          The aggregate cost of investments for federal income tax
            purposes at June 30, 1998, is $37,800,532.
          The following amount is based on costs for federal income
            tax purposes:
          Gross unrealized appreciation...............................  $ 2,272,917
                                                                        ===========

                       See notes to financial statements.

                     LONG HORIZON STRATEGIC ALLOCATION FUND

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                                PERCENT OF
SHARES                                                                 VALUE    NET ASSETS
------                                                                 ------   ----------
         INVESTMENTS
         Diversified Investors Funds Group -- Aggressive Equity
  44     Fund........................................................  $  518
  74     Diversified Investors Funds Group -- Equity Growth Fund.....   1,555
  83     Diversified Investors Funds Group -- Equity Income Fund.....   1,759
  87     Diversified Investors Funds Group -- Equity Value Fund......   1,176
         Diversified Investors Funds Group -- Growth and Income
  71     Fund........................................................   1,575
         Diversified Investors Funds Group -- International Equity
 109     Fund........................................................   1,466
  88     Diversified Investors Funds Group -- Special Equity Fund....   1,940
                                                                       ------
         Total Investments (Cost $10,000)............................   9,989     100.03%
         Other assets less liabilities...............................      (3)     (0.03)%
                                                                       ------     ------
         NET ASSETS..................................................  $9,986     100.00%
                                                                       ======     ======
         The aggregate cost of investments for federal income tax
           purposes at June 30, 1998, is $10,000.
         The following amount is based on costs for federal income
           tax purposes:
           Gross unrealized appreciation.............................  $  148
           Gross unrealized depreciation.............................    (159)
                                                                       ------
           Net unrealized depreciation...............................  $  (11)
                                                                       ======

                       See notes to financial statements.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. ORGANIZATION

     The Diversified Investors Strategic Allocation Funds (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust is composed of five different series that are, in effect, separate investment funds: Short Horizon (formerly Conservative) Strategic Allocation Fund, Short Intermediate Horizon Strategic Allocation Fund, Intermediate Horizon (formerly Moderate) Strategic Allocation Fund, Long Intermediate Horizon (formerly Aggressive) Strategic Allocation Fund, and the Long Horizon Strategic Allocation Fund (collectively, the "Funds"). The Trust established and designated the Short Horizon Strategic Allocation Fund, the Intermediate Horizon Strategic Allocation Fund, and the Long Intermediate Horizon Strategic Allocation Fund as separate series on April 15, 1996. The Short Intermediate Horizon Strategic Allocation Fund and the Long Horizon Strategic Allocation Fund were established and designated as separate series on May 1, 1998. Each Fund seeks to achieve its investment objective by investing all of its investable assets among the Diversified Investors Funds Group (the "Funds Group"). The Funds Group is an open-end management investment company registered under the 1940 Act.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements.

  A. Investment Valuation:

     The value of any Fund's investment in a corresponding fund of the Funds Group are valued at the net asset value per share of each fund determined as of the close of the New York Stock Exchange on the valuation date.

  B. Investment Income:

     Income and capital gain distributions earned are recorded on ex-dividend date.

  C. Organization Expenses:

     Costs incurred by the Funds in connection with their organization and initial registration were borne by Diversified Investment Advisors, Inc. (the "Advisor").

  D. Dividends and Distribution:

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains will normally be declared annually and reinvested in additional full and fractional shares.

     Dividends and distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

  E. Federal Income Taxes:

     Each Fund is a separate entity for federal income tax purposes and intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  F. Operating Expenses:

     The Trust accounts separately for the assets, liabilities and operations of each Fund. Each fund will indirectly bear its pro rata share of fees and expenses incurred by the Funds Group.

  G. Other:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND TRANSACTIONS WITH AFFILIATES

     The Trust has entered into an Administrative Services Agreement with Diversified Investment Advisors, Inc. (the "Advisor"), an indirect, wholly-owned subsidiary of AEGON USA, Inc., under which the Advisor provides administration, transfer agency and shareholder services. For providing these services, facilities and for bearing the related expenses, the Advisor receives a monthly fee from each Fund at an annual rate equal to 0.20% of the average daily net assets of each Fund.

     Certain trustees and officers of the Trust are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Trust. Similarly, none of the Trust's officers receive compensation from the Funds.

4. PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from the sales or maturities for the period ended June 30, 1998, were as follows:

                                                              COST OF PURCHASES   PROCEEDS FROM SALES
                                                              -----------------   -------------------
Short Horizon Strategic Allocation Fund.....................     $ 8,356,457          $ 5,943,351
Short Intermediate Horizon Strategic Allocation Fund........          10,000                    0
Intermediate Horizon Strategic Allocation Fund..............      36,320,915           26,988,332
Long Intermediate Horizon Strategic Allocation Fund.........      46,969,741           35,772,384
Long Horizon Strategic Allocation Fund......................          10,000                    0

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  (UNAUDITED)

5. FINANCIAL HIGHLIGHTS

     For the average shares outstanding for the period

                                                                           SHORT HORIZON
                                                                     STRATEGIC ALLOCATION FUND
                                                            --------------------------------------------
                                                            FOR THE PERIOD
                                                                ENDED              FOR THE YEAR ENDED
                                                            JUNE 30, 1998          1997         1996 (1)
                                                            --------------      ----------      --------
Net asset value, beginning of period..................        $    10.70        $    10.34      $  10.00
                                                              ----------        ----------      --------
Income from investment operations:
  Net investment income (loss)........................             (0.01)             0.49          0.18
  Net gains on investments (both realized and
     unrealized)......................................              0.42              0.41          0.36
                                                              ----------        ----------      --------
     Total from investment operations.................              0.41              0.90          0.54
                                                              ----------        ----------      --------
Less dividends and distributions from:
  Net investment income...............................                --             (0.52)        (0.18)
  Net realized gains on investments...................                --             (0.02)        (0.01)
  In excess of realized gains on investments..........                --                --         (0.00)**
  Tax return of capital...............................                --                --         (0.01)
                                                              ----------        ----------      --------
     Total from dividends and distributions...........                --             (0.54)        (0.20)
                                                              ----------        ----------      --------
Net asset value, end of period........................        $    11.11        $    10.70      $  10.34
                                                              ==========        ==========      ========
Total return..........................................              3.83%             8.69%         7.74%*
                                                              ==========        ==========      ========
RATIO/SUPPLEMENTAL DATA:
Net assets end of period..............................        $8,694,014        $6,015,072      $742,127
                                                              ==========        ==========      ========
Ratio of expenses to average net assets...............              0.20%*            0.20%         0.20%
Ratio of net investment income to average net
  assets..............................................             (0.20%)*           4.49%        11.60%
Portfolio turnover rate...............................                82%              348%          466%
Average commission rate paid per share+...............                NA                NA            NA

---------------

(1)  Commencement of Operations, April 15, 1996.
(2)  Commencement of Operations, May 1, 1998.
  *  Annualized
 **  Less than one penny per share.
  +  The Funds do not pay commissions on investment transactions.

     SHORT INTERMEDIATE HORIZON             INTERMEDIATE HORIZON
     STRATEGIC ALLOCATION FUND            STRATEGIC ALLOCATION FUND
     --------------------------   -----------------------------------------
           FOR THE PERIOD         FOR THE PERIOD
               ENDED                  ENDED           FOR THE YEAR ENDED
          JUNE 30, 1998(2)        JUNE 30, 1998       1997        1996(1)
     --------------------------   --------------   -----------   ----------
              $ 10.00              $     10.98     $     10.32   $    10.00
              -------              -----------     -----------   ----------
                (0.00)                   (0.01)           0.48         0.13
                 0.10                     0.90            0.99         0.42
              -------              -----------     -----------   ----------
                 0.10                     0.89            1.47         0.55
              -------              -----------     -----------   ----------
                   --                       --           (0.72)       (0.13)
                   --                       --           (0.08)       (0.10)
                   --                       --              --           --
                   --                       --           (0.01)          --
              -------              -----------     -----------   ----------
                   --                       --           (0.81)       (0.23)
              -------              -----------     -----------   ----------
              $ 10.10              $     11.87     $     10.98   $    10.32
              =======              ===========     ===========   ==========
                 1.00%                    8.11%          14.29%        7.94%*
              =======              ===========     ===========   ==========
              $10,097              $36,269,752     $24,664,668   $2,820,072
              =======              ===========     ===========   ==========
                 0.20%*                   0.20%*          0.20%        0.20%
                (0.20%)*                 (0.20%)*         4.26%        7.88%
                    0%                      89%            322%         469%
                   NA                       NA              NA           NA

                DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                                  (UNAUDITED)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

     For the average shares outstanding for the period

                                                                                        LONG HORIZON
                                                LONG INTERMEDIATE HORIZON                STRATEGIC
                                                STRATEGIC ALLOCATION FUND             ALLOCATION FUND
                                       -------------------------------------------    ----------------
                                       FOR THE PERIOD                                  FOR THE PERIOD
                                           ENDED            FOR THE YEAR ENDED             ENDED
                                       JUNE 30, 1998        1997         1996(1)      JUNE 30, 1998(2)
                                       --------------    -----------    ----------    ----------------
Net asset value, beginning of
  period.............................   $     11.32      $     10.30    $    10.00         $10.00
                                        -----------      -----------    ----------         ------
Income from investment operations:
  Net investment income (loss).......         (0.01)            0.41          0.09          (0.00)
  Net gains on investments (both
     realized and unrealized)........          1.09             1.53          0.47          (0.01)
                                        -----------      -----------    ----------         ------
     Total from investment
       operations....................          1.08             1.94          0.56          (0.01)
                                        -----------      -----------    ----------         ------
Less dividends and distributions
  from:
  Net investment income..............            --            (0.80)        (0.09)            --
  Net realized gains on
     investments.....................            --            (0.11)        (0.17)            --
  In excess of realized gains on
     investments.....................            --               --            --             --
  Tax return of capital..............            --            (0.01)           --             --
                                        -----------      -----------    ----------         ------
     Total from dividends and
       distributions.................            --            (0.92)        (0.26)            --
                                        -----------      -----------    ----------         ------
Net asset value, end of period.......   $     12.40      $     11.32    $    10.30         $ 9.99
                                        ===========      ===========    ==========         ======
Total return.........................          9.54%           18.95%         8.02%*          (0.10%)
                                        ===========      ===========    ==========         ======
RATIO/SUPPLEMENTAL DATA:
Net assets end of period.............   $40,049,093      $25,866,529    $2,173,362         $9,986
                                        ===========      ===========    ==========         ======
Ratio of expenses to average net
  assets.............................          0.20%*           0.20%         0.20%          0.20%
Ratio of net investment income to
  average net assets.................         (0.20%)*          3.55%         2.03%         (0.20%)
Portfolio turnover rate..............           106%             336%          418%             0%
Average commission rate paid per
  share+.............................            NA               NA            NA             NA

---------------

(1)  Commencement of Operations, April 15, 1996.
(2)  Commencement of Operations, May 1, 1998.
  *  Annualized
 **  Less than one penny per share.
  +  The Funds do not pay commissions on investment transactions.

                              SECOND QUARTER 1998

                               ECONOMIC OVERVIEW

     After recording a 5.4% growth rate in the first quarter, it appears as though economic activity is subsiding. The slowdown is largely attributable to a decrease in inventory accumulation and deceleration in the manufacturing sector due to export weakness. Export weakness is primarily a result of a strong dollar relative to other major currencies and the Asian meltdown.

     Despite early indications of a potential economic retracing, the consumer remains upbeat. The Consumer Confidence Index remains at secular highs with a strong labor market providing the major underpinning.

     The inflation picture remains in check, with the Consumer, and Producer Price Indices under control. The question remains whether the tightness in the labor market will ultimately result in businesses raising prices. Other prevalent counter-forces are keeping this in question.

     The Federal Reserve has maintained its neutral policy, and kept the Fed Funds Rate, at 5.5%. We do not anticipate a change in policy unless economic fundamentals deteriorate.

                               FINANCIAL MARKETS

     During the second quarter, bonds posted positive results, while stocks were mixed.

     Large capitalization stocks, as measured by the S&P 500 Index, returned 3.3% for the quarter, while the small capitalization stocks, as measured by the Russell 2000 Index, continued their relative under-performance, falling 4.7%. Over the past year, the S&P 500 outpaced the Russell 2000 by 13.8%. Small and mid-cap stocks have fallen to their lowest levels in almost eight years relative to the S&P 500. The equity advance has been focused on large cap stocks, a pattern that is typical in a maturing bull market.

     There was also a divergence of performance among large cap equity styles. Growth stocks (Russell 1000 Growth Index) returned 4.5%. Value stocks, (Russell 1000 Value Index) returned 0.5%.

     The growth sector was helped by technology, health care and consumer discretionary stocks, while the value sector was hurt by the utility, industrial and basic industry sectors.

     International equity stocks as measured by the MSCI GDP EAFE Index returned 3.99% for the quarter. This result was buoyed by strong returns among European bourses, with soaring economies in Germany and France. Troubled Asian markets continued to post negative returns.

     The bond market, as measured by the Lehman Brothers Government/Corporate Index, returned 2.6% during the second quarter. The bond market was boosted by US Treasury performance, as the interest rate on the 30-year US Treasury fell to all time lows and closed at 5.62%.

     Corporate bonds under-performed their Government counterparts, as troubles in Asia and Russia, and decelerating corporate earnings detracted from returns.

                                    OUTLOOK

     Our outlook with respect to the economy and financial markets has not changed from the first quarter. We believe that economic growth will slow over the next few quarters, with a continued widening in the trade deficit, and a slowdown in job and income growth. We continue to believe that the Federal Reserve will leave interest rates unchanged for the foreseeable future.

     As a result, we are reducing the top-end of the expected interest rate range on the 30-year Treasury to 6.15% from 6.35%, and keeping the low end at 5.5%.

     Stock valuation levels remain high relative to the projected earnings growth rates. Analysts continue to reduce earnings estimates. As a result, we continue to remain cautious on stocks. We continue to favor the large capitalization stocks over small capitalization stocks; value over growth.

                     SECOND QUARTER 1998 FUND COMMENTARIES

                                  MONEY MARKET

     The yield curve flattened significantly in the second quarter, particularly in the term area two years and longer. Interest rates on the long bond dropped 30 basis at the end of the second quarter. The short end also rallied, albeit modestly, as evidenced by the three month T-bill's four basis point drop in yield from 5.13% at 3/31/98 to 5.09% at quarter end. With the Fed having formally adopted a tightening bias during the second quarter, expectations are that the Fed's next move will be an upward adjustment in the Fed Funds rate. However, market sentiment on the timing of such a move is that the Fed is at least several months away from carrying out a tightening The average maturity of the portfolio will be extended selectively to capitalize on opportunities where the portfolio will be rewarded for duration extention. Such opportunities have become increasingly available toward the end of the second quarter as the yield curve for short-term securities retreated from its long prevalent inverted shape.

     The portfolio continues to be invested in high quality short-term instruments, principally commerical paper. Our investment strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the market place without sacrificing current income.

                               HIGH QUALITY BOND

     Several factors contributed to the portfolio's favorable performance during the second quarter. First, the income component of total return offset the lower prices resulting from spread widening. Second, the duration of the account was slightly longer than that of the index. Since Treasury yields trended lower, this resulted in slightly better performance for assets with longer maturities.

     The "flight to quality" theme was recurrent throughout the period as news regarding economic problems in Asia caused investors to periodically seek the safety of US Treasuries. The combination of earnings uncertainty and increased issuance caused spreads to widen up to 10 basis points in the corporate sector. We were modestly active in this sector, purchasing a five year Ford Global note at +54 basis points versus the comparable Treasury. We lengthened duration and added yield by swapping into an Associates Corp. note with a longer maturity.

     In general, spreads on asset backed securities widened modestly. We purchased a Sears credit card securitization at a spread of 45 basis points versus the comparable Treasury. We added Navistar and Compass Bank to the portfolio at a spread of +43 and +53 basis points, respectively.

     We continue to find value in selected agency, domestic corporate, and asset backed sectors.

                            INTERMEDIATE GOVERNMENT

     US Treasuries were the best performing sector in the bond market last quarter, as international investors pulled capital from the troubled and volatile Asian markets and moved to the safe haven of government securities. Longer maturity bonds were favored, resulting in a very flat yield curve. By quarter-end there was only a marginal increase in return for securities maturing further in the future. The bond markets are now priced so as to expect no Federal Reserve action to either raise or lower interest rates in the foreseeable future.

     This neutral outlook contrasts somewhat with the minutes of the May meeting of the Fed, which reflected a "close call" on the decision to raise rates in order to cool off a steaming domestic economy and nip an increase in inflation. We see the economy cooling somewhat over the summer, especially in export businesses, before picking up again in the fall. The portfolio remains positioned defensively, slightly short of target duration, both in deference to the Fed bias, as well as the absence of incremental yield in longer maturity securities. It also holds a small position in Inflation Protected Treasury securities.

                           GOVERNMENT/CORPORATE BOND

     The significant event in the bond market during the second quarter was the re-emergence of Asian financial turbulence and its effect of driving global investors to the safety of US Treasury securities. The focus this time was on Japan, caught in a seeming never-ending recession and facing an attach on the once almighty yen. The risk is that their economic downturn would continue to spread, letting the air out of the worldwide economic growth. As a result, bond prices rose and interest rates, especially for longer maturity Treasury securities fell near recent record lows.

     With a flight to quality of US Treasuries, virtually all other sectors of the bond market lagged in performance. Corporate spreads -- incremental risk premium paid to holders of corporate bonds -- increased by 10-15 basis points to the widest levels in three years. As a result, corporate securities in the portfolio under-performed.

     Our belief is that, while slowed slightly, the US economy will not be seriously impaired by overseas weakness. Corporate profits on the whole should remain strong and longer-term the bias is towards somewhat higher interest rates. Thus the portfolio remains over-weighted in corporate bonds, with a slightly shorter than benchmark duration.

                                HIGH YIELD BOND

     Second quarter market dynamics reflected a shift from the trends of the prior twelve months. Elevated equity and treasury market volatility, plus a heavy new issue calendar, led to spread widening in the high yield market. BB-rated issues outperformed single B-paper during the period as new issuance was heavily concentrated among B's. Returns consisted entirely of income during the quarter, as prices eroded slightly with the rise in market yields. Nevertheless, high yield credit quality remained excellent, and shows no sign of deterioration. The second quarter can thus be best described as one in which market technicals overwhelmed otherwise positive fundamentals.

     We remain constructive on the outlook for the US economy. We continue to believe that Asian economic weakness will keep global commodity prices low and US economic activity at a moderate, sustainable level. Consequently, inflationary pressures should remain subdued. The portfolio remains biased toward single B issues with the balance in BB's. Core positions were established in Aurora Foods (B1), a producer of branded foods such as Log Cabin Syrup and Duncan Hines Cakes; P&L Coal (BA3), the nation's largest operation of coal mines, and Octel (B+), the world's largest manufacturer of lead additives for gasoline. We trimmed our already below market weightings in energy and autos, given the state of energy prices and the GM strike, respectively.

                                    BALANCED

     The equity market continued its strong gains in the second quarter. However, investors steered away from stocks that could be vulnerable to weaker growth in Asia. With lower interest rates and oil prices buoying consumer spending, domestic-oriented cyclicals such as autos and retailers were strong performers, along with traditional growth sectors such as technology and health care. There are building signs that US growth is about to slow, so over the balance of the year there could continue to be downward pressure on earnings estimates. The good news is that in such an environment, Federal Reserve policy would be expected to remain in an accommodative posture, which historically has been favorable for the financial markets.

     The best performing stocks in the portfolio all took significant corporate actions consistent with our restructuring theme. These included News Corporation, Hoechst, and Philips Electronics. On the downside, the concerns about building economic weakness negatively impacted Case and IMC Global.

     The portfolio is currently allocated near its benchmark of 60% equity and 40% fixed income. The allocation balances the positives from accommodative Fed policy with the negative trend in general earnings expectations.

                                 EQUITY INCOME

     The major investment event of the second quarter was the resurgence of the problems in Asia, this time centered on Japan. As happened last fall, the dollar strengthened, projections for US economic growth and inflation were lowered and US economic growth and inflation were lowered and US interest rates rose as foreign investors sought a safe haven.

     Investors also sought the safety in large cap growth stocks and in technology stocks, many of which the portfolio cannot own due to little or no dividend yield. To compound the problem, cyclicals, energy and telephone stocks -- all high yield, value names -- sold off, creating a very difficult quarter for income oriented funds.

     The current outlook is for slowing economic growth. While commodity inflation is very low, wage costs are beginning to rise. It is not easy to pass on cost increases today and profit margins are coming under pressure creating earnings uncertainty.

     The market environment is thus becoming more risky with valuations high and earnings growth questionable. Portfolio strategy emphasizes defensive sectors which have lagged the market as investors moved into growth stocks. International oils, natural gas, electric and telephone utilities, retailers and selected financial and health care names are the main emphasis.

                                  EQUITY VALUE

     The second quarter was difficult from a performance standpoint for the large cap value style. The market in effect became two-tiered, with large cap growth significantly outperforming all other stocks and driving the S&P 500 performance in the process. The best performing sector was technology, followed by consumer cyclicals and health care. The worst performing sectors were transportation, communications and basic materials.

     The most attractively valued sectors in the market are cyclically oriented and economically sensitive ones such as basic materials, capital goods, energy and consumer cyclicals. The first three sectors have been impacted by the Pacific Rim/Japanese economic crisis, and at current levels, there would appear to be little downside left. Our portfolio is heavily invested in these areas based on the valuations and fundamentals. Purchases during the quarter include 3M, Dana Corp. and General Mills. Significant sales included Chrysler and Sears. We have also increased our exposure in communications with the purchase of AT&T.

     The financial sector markedly impacted performance and we added Banc One to our holdings. Utilities contributed and health care was also positive, but lagged a bit because of underweighting. Energy and capital goods were the biggest detractors. We are overweighted in both because of attractive valuations and strong fundamentals, but the growth stocks within these sectors were the best performers.

     Going forward, our portfolio would clearly benefit from ongoing economic strength and a rebound in commodity prices. We will continue to avoid the overvalued sectors of the market and focus on areas where the fundamentals and valuations are more solid.

                                GROWTH & INCOME

     During the second quarter, the portfolio was well positioned to benefit from the large cap equity sector's general out-performance. The portfolio was over-weighted in all three of the top performing sectors -- consumer cyclicals, technology and health care. Perhaps more importantly, the portfolio benefited from good stock selection, particularly in the technology and healthcare sectors.

     Significant performance came from the technology sector with strong returns from Microsoft and BMC Software. The portfolio's low exposure to the semiconductor and related equipment industries continued to be the correct decision as these stocks under-performed.

     The only significant negative impact on performance came in the consumer services industry, where Cendant Corp. shares fell sharply after the company announced an accounting problem in one of its divisions.

     We added stocks in the banking and the medical distribution industries, as well as adding exposure to the networking industry. We further reduced holdings from the already under-weighted energy sector.

     Our strategy continues to focus on earnings growth from domestic sources, such as retail, computer software and new drug introductions. We remain cautious of exposure to Asian economies and to earnings derived from commodity cyclicals, which are demonstrating little pricing power in this low-inflation economy.

                                 EQUITY GROWTH

     The portfolio turned in solid results for the second quarter aided by strong performance from the multinational consumer, and health care sectors. Stock selection in the technology sector also added significant value to the portfolio.

     Select technology stocks -- America Online (+54%), Cisco (+35%) and Nokia (+35%) all contributed to performance. The portfolio also purchased Hewlett Packard and made an additional commitment to Intel.

     Health care was also a major positive, with significant contributions to performance by Warner Lambert, and Eli Lilly, which rebounded after a disappointing Evista launch. We remain committed to our overweight in health care but continue to rotate into names that have either a better pipeline, superior positioning, or more attractive relative valuations. We have been buying American Home Products/Monsanto in advance of the merger, as well as Amgen.

     To fund purchases, the portfolio trimmed Eli Lilly and Smithkline Beecham. Phillip Morris was also sold due to the continued uncertainty over litigation and the proposed settlement. Cendant and Pioneer Hi-Bred were sold on the announcement that they would restate earnings due to accounting irregularities, and on valuation, respectively.

     Our outlook remains cautious for the market as a whole, although more positive for our style of high quality growth management. We continue to believe that earnings in the US are slowing driven by ongoing margin pressure and the Asia crisis.

                                 SPECIAL EQUITY

     In the second quarter, small companies continued to under-perform large companies. The culprit remains a flight to safety by investors, worried about financial disarray in Asia and Russia, and the direction of interest rates.

     While generally a difficult quarter, performance bright spots could be found in the service, consumer, telecommunications and financial sectors.

     Stocks which added value include Nokia, Metzler Group, Chancellor Media, Centennial Cellular, Fingerhut, Duane Reade, and several takeover stocks including PMT Service, NSS Bancorp and Xtra Corp. Specific stocks which detracted from performance include DT Industries, Amplicon, and Cendant. Stocks impacted by Asian weakness faired poorly as well.

     Our long-term outlook remains positive for the small cap sector. However, we believe that the balance of the year is likely to be volatile. The portfolio continues to focus on growth stocks with domestic exposure and earnings predictability. On the value side, we expect increased investment attractively priced, faster growing small cap companies.

                               AGGRESSIVE EQUITY

     The pullback that we anticipated at the end of the first quarter finally came to fruition. We believe that positive, although more moderate, returns are likely going forward. Prospects remain good for sustained economic growth, steady to lower bond yields and low inflation, along with steady corporate profits.

     We continue to be quite positive on the prospects for quality growth stocks. Companies that are able to provide above average earnings growth will likely to continue to attract investors. As a result, the portfolio continues to hold technology companies like Dell Computer, Cisco Systems, Microsoft and Compuware; drug/medical device companies like Schering-Plough, Pfizer, Bristol-Myers, and Boston Scientific; service companies like America Online and Home Depot; financial companies including American Express and AIG.

     During the second quarter, the portfolio reduced its holdings from 38 names to the current 33 names. The reduction was designed to take advantage of the consolidation in the market. The funds were reallocated into current positions that present good values at reduced prices, including increased positions in Home Depot, American Express, AIG and Gap Stores.

     As we transition into the third quarter, the impact of Asia on our economy in terms of interest rates and corporate profits will be determined. We remain confident that second quarter earnings for our stocks will be solid. The key will be to remain well-diversified in companies that can deliver consistent and stable earnings growth in an otherwise turbulent global environment.

                              INTERNATIONAL EQUITY

     The international equity markets again endured volatility, as the first quarter's recovery in Asia dramatically reversed in the second quarter. Hong Kong's equity market fell nearly 27%, with other Asian countries following suit. Japan ended down 4.5% as their banking reform package was met with skepticism.

     Enthusiasm in Europe continued, as many stock markets posted record highs. The core EMU markets, France, Germany and Belgium, as well as Finland were among the best performers.

     The portfolio benefited from stock selection in Finland, Germany and Canada. The most notable Finnish holdings were Nokia and UPM-Kymmene. German stocks -- Mannesmann, Deutsche Telekom and SAP AG -- continue to add value to the portfolio.

     Exposure to Asia hurt performance, as well as underweighted positions in France and Germany.

     Going forward, we do not see Asian markets turning around soon. However, as bottom-up investors, we seek to invest in world class companies and look for opportunities to buy stocks at favorable prices.

                     (This page intentionally left blank.)

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                            INTERMEDIATE   GOVERNMENT/
                                 MONEY           HIGH        GOVERNMENT     CORPORATE                        EQUITY
                                 MARKET      QUALITY BOND       BOND           BOND         BALANCED         INCOME
                              ------------   ------------   ------------   ------------   ------------   --------------
ASSETS:
Securities, at cost.........  $248,960,792   $202,409,395   $141,604,234   $476,352,732   $565,911,134   $  994,545,959
                              ============   ============   ============   ============   ============   ==============
Securities, at market.......  $248,960,792   $203,849,597   $143,098,593   $491,028,405   $603,285,937   $1,393,243,698
Repurchase agreement,
 at value...................            --      6,804,256      5,000,000             --     53,160,000               --
Cash........................            --             --        117,686        414,825             --           63,550
Foreign currency holding, at
 value (Cost $1,452,165)....            --             --             --             --                              --
Receivable for securities
 sold.......................            --             --             --      1,102,402             --               --
Receivable for foreign
 currency forward
 contracts..................            --             --             --             --             --               --
Interest receivable.........       923,852      2,393,572      1,489,286      7,172,806      3,213,749            8,980
Dividends receivable........            --             --             --             --        618,648        2,087,936
Receivable from securities
 lending....................            --          1,360            449         18,858         29,520            7,533
Reimbursement from
 advisor....................            --             --          2,000             --         14,531            1,087
                              ------------   ------------   ------------   ------------   ------------   --------------
         Total assets.......   249,884,644    213,048,785    149,708,014    499,737,296    660,322,385    1,395,412,784
                              ------------   ------------   ------------   ------------   ------------   --------------
LIABILITIES:
Due to custodian............    13,385,621          3,066             --             --      1,102,498               --
Deposit for securities
 loaned.....................            --             --     15,378,249     38,506,250    184,507,860       56,074,896
Payable for securities
 purchased..................            --             --             --             --      1,384,076               --
Payable for foreign currency
 forward contracts..........            --             --             --             --             --               --
Payable to advisor..........            --          2,464             --          2,904             --               --
Accrued expenses:
 Investment advisory fees...       199,395        240,767        154,277        505,880        696,362        2,042,938
 Custody fees...............            --             --             --          9,733             --           22,108
 Professional fees..........        10,110         10,005          9,095          5,175          7,799           18,540
 Reports to shareholders....         2,102          1,846            907          2,865          3,130            9,762
 Miscellaneous fees.........         2,126          1,947          2,848          3,310          4,061           13,321
                              ------------   ------------   ------------   ------------   ------------   --------------
         Total
           liabilities......    13,599,354        260,095     15,545,376     39,036,117    187,705,786       58,181,565
                              ------------   ------------   ------------   ------------   ------------   --------------
         NET ASSETS.........  $236,285,290   $212,788,690   $134,162,638   $460,701,179   $472,616,599   $1,337,231,219
                              ============   ============   ============   ============   ============   ==============
NET ASSETS CONSIST OF:
Paid-in capital.............  $236,285,290   $211,348,488   $132,668,279   $446,025,506   $435,241,796   $  938,533,480
 Net unrealized appreciation
   on securities............            --      1,440,202      1,494,359     14,675,673     37,374,803      398,697,739
 Net unrealized appreciation
   on translation of assets
   and liabilities in
   foreign currencies.......            --             --             --             --             --               --
                              ------------   ------------   ------------   ------------   ------------   --------------
         NET ASSETS.........  $236,285,290   $212,788,690   $134,162,638   $460,701,179   $472,616,599   $1,337,231,219
                              ============   ============   ============   ============   ============   ==============

                       See notes to financial statements

         EQUITY        GROWTH &        EQUITY        SPECIAL      AGGRESSIVE    HIGH YIELD    INTERNATIONAL
         VALUE          INCOME         GROWTH         EQUITY        EQUITY         BOND          EQUITY
      ------------   ------------   ------------   ------------   -----------   -----------   -------------
      $413,387,469   $462,517,787   $471,047,050   $741,523,441   $39,020,880   $80,375,946   $252,071,016
      ============   ============   ============   ============   ===========   ===========   ============
      $420,378,514   $602,318,499   $579,468,699   $910,872,064   $47,871,213   $80,614,462   $284,997,120
        11,567,698     10,606,060     13,035,205     51,801,861     1,561,012       124,454     16,085,695
                --             --             --             --            --            --             --
                --             --             --             --            --            --      1,445,744
         3,100,470        460,886      1,438,214      5,632,689            --            --        100,350
                --             --             --             --            --            --        855,407
             6,375         10,999          9,552         24,716           221     1,932,409          8,643
           650,496        356,333        293,074        483,240        15,799            --        694,380
             4,088          3,776          5,605         38,413            --            --          9,356
             4,849             --             --             --        16,914         7,759          6,191
      ------------   ------------   ------------   ------------   -----------   -----------   ------------
       435,712,490    613,756,553    594,250,349    968,852,983    49,465,159    82,679,084    304,202,886
      ------------   ------------   ------------   ------------   -----------   -----------   ------------
                --             --             --            100            --            --             --
        30,791,500     61,886,600     50,181,868    112,800,975            --            --     19,367,625
         2,851,422             --        434,924     10,945,806            --     1,400,000      2,878,977
                --             --             --             --            --            --        211,792
                --          6,298             --         10,708            --            --             --
           713,916      1,018,916      1,066,847      2,234,952       140,881       128,689        644,115
                --             --             --             --         8,423            --             --
             6,976          6,198          5,885          4,350         7,734        14,627         16,182
             1,690          2,658          3,376          6,440           286           315          1,582
             9,014          3,585          4,053          7,709         7,538         6,296          7,527
      ------------   ------------   ------------   ------------   -----------   -----------   ------------
        34,374,518     62,924,255     51,696,953    126,011,040       164,862     1,549,927     23,127,800
      ------------   ------------   ------------   ------------   -----------   -----------   ------------
      $401,337,972   $550,832,298   $542,553,396   $842,841,943   $49,300,297   $81,129,157   $281,075,086
      ============   ============   ============   ============   ===========   ===========   ============
      $394,346,927   $411,031,586   $434,131,747   $673,493,320   $40,449,964   $80,890,641   $247,513,824
         6,991,045    139,800,712    108,421,649    169,348,623     8,850,333       238,516     32,926,104
                --             --             --             --            --            --        635,158
      ------------   ------------   ------------   ------------   -----------   -----------   ------------
      $401,337,972   $550,832,298   $542,553,396   $842,841,943   $49,300,297   $81,129,157   $281,075,086
      ============   ============   ============   ============   ===========   ===========   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

                                                                  INTERMEDIATE   GOVERNMENT/
                                        MONEY          HIGH        GOVERNMENT     CORPORATE                     EQUITY
                                        MARKET     QUALITY BOND       BOND          BOND        BALANCED        INCOME
                                      ----------   ------------   ------------   -----------   -----------   ------------
INVESTMENT INCOME:
  Interest income...................  $6,694,912    $6,606,956     $4,000,206    $13,325,304   $ 5,929,281   $  2,533,208
  Dividend income...................          --            --             --             --     3,044,595     14,420,366
  Less: withholding taxes...........          --            --             --             --       (47,711)       (54,488)
                                      ----------    ----------     ----------    -----------   -----------   ------------
         Total income...............   6,694,912     6,606,956      4,000,206     13,325,304     8,926,165     16,899,086
                                      ----------    ----------     ----------    -----------   -----------   ------------
EXPENSES:
  Investment advisory fees..........     296,182       359,784        235,825        716,028     1,002,350      2,926,168
  Custody fees......................      19,658        18,209         12,260         26,553        30,311         69,967
  Professional fees.................       9,152         9,534          8,850         10,096        10,458         14,874
  Reports to shareholders...........         275           258            153            427           466          1,435
  Miscellaneous fees................         939           836            591          1,428         1,592          4,655
                                      ----------    ----------     ----------    -----------   -----------   ------------
         Total expenses.............     326,206       388,621        257,679        754,532     1,045,177      3,017,099
Expenses reimbursed by the
  advisor...........................          --            --             --             --            --             --
                                      ----------    ----------     ----------    -----------   -----------   ------------
         Net expenses...............     326,206       388,621        257,679        754,532     1,045,177      3,017,099
                                      ----------    ----------     ----------    -----------   -----------   ------------
Net investment income...............   6,368,706     6,218,335      3,742,527     12,570,772     7,880,988     13,881,987
                                      ----------    ----------     ----------    -----------   -----------   ------------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON SECURITIES AND FOREIGN
  CURRENCIES:
  Net realized gains (losses) on
    securities......................      (2,703)       38,514        123,905      1,718,325    20,982,013     80,955,301
  Net realized gains on foreign
    currency transactions...........          --            --             --             --            --             --
  Net change in unrealized
    appreciation (depreciation) on
    securities......................          --       314,885        417,567      3,887,622    17,330,078     24,752,859
  Net change in unrealized
    appreciation on translation of
    assets and liabilities in
    foreign currencies..............          --            --             --             --            --             --
                                      ----------    ----------     ----------    -----------   -----------   ------------
Net realized and unrealized gains
  (losses) on securities and foreign
  currencies........................      (2,703)      353,399        541,472      5,605,947    38,312,091    105,708,160
                                      ----------    ----------     ----------    -----------   -----------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...................  $6,366,003    $6,571,734     $4,283,999    $18,176,719   $46,193,079   $119,590,147
                                      ==========    ==========     ==========    ===========   ===========   ============

                       See notes to financial statements.

      EQUITY       GROWTH &       EQUITY        SPECIAL     AGGRESSIVE   HIGH YIELD   INTERNATIONAL
       VALUE        INCOME        GROWTH        EQUITY        EQUITY        BOND         EQUITY
    -----------   -----------   -----------   -----------   ----------   ----------   -------------
    $   374,658   $   434,099   $   414,152   $ 1,509,269   $   83,436   $3,040,526    $   397,315
      3,073,274     1,800,936     1,557,785     2,255,871       83,310           --      3,122,847
             --          (563)      (13,606)      (34,841)          --           --       (286,170)
    -----------   -----------   -----------   -----------   ----------   ----------    -----------
      3,447,932     2,234,472     1,958,331     3,730,299      166,746    3,040,526      3,233,992
    -----------   -----------   -----------   -----------   ----------   ----------    -----------
        997,444     1,392,296     1,513,093     3,167,343      185,436      180,208        950,628
         30,796        26,719        27,000        77,339       15,699       16,914         94,122
          9,398        10,173        10,629        12,288        8,199        9,502         11,299
            278           444           503           878           30           47            242
          1,083         1,699         1,597         3,072           94           53          1,245
    -----------   -----------   -----------   -----------   ----------   ----------    -----------
      1,038,999     1,431,331     1,552,822     3,260,920      209,458      206,724      1,057,536
         (4,849)           --            --            --      (18,287)     (10,796)            --
    -----------   -----------   -----------   -----------   ----------   ----------    -----------
      1,034,150     1,431,331     1,552,822     3,260,920      191,171      195,928      1,057,536
    -----------   -----------   -----------   -----------   ----------   ----------    -----------
      2,413,782       803,141       405,509       469,379      (24,425)   2,844,598      2,176,456
    -----------   -----------   -----------   -----------   ----------   ----------    -----------
     29,084,356    22,463,889    54,002,788    30,757,542     (528,572)     730,607      8,517,832
             --            --            --            --           --           --      1,920,127
      1,336,719    71,046,109    29,741,327    21,789,261    6,856,559     (570,450)    19,021,807
             --            --            --            --           --           --     (1,008,224)
    -----------   -----------   -----------   -----------   ----------   ----------    -----------
     30,421,075    93,509,998    83,744,115    52,546,803    6,327,987      160,157     28,451,542
    -----------   -----------   -----------   -----------   ----------   ----------    -----------
    $32,834,857   $94,313,139   $84,149,624   $53,016,182   $6,303,562   $3,004,755    $30,627,998
    ===========   ===========   ===========   ===========   ==========   ==========    ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE PERIOD ENDED JUNE 30, 1998
                                  (UNAUDITED)

                                                                      INTERMEDIATE   GOVERNMENT/
                                          MONEY           HIGH         GOVERNMENT     CORPORATE
                                         MARKET       QUALITY BOND        BOND           BOND         BALANCED
                                      -------------   -------------   ------------   ------------   ------------
FROM OPERATIONS:
  Net investment income.............  $   6,368,706   $   6,218,335   $  3,742,527   $ 12,570,772   $  7,880,988
  Net realized gains (losses) on
    securities......................         (2,703)         38,514        123,905      1,718,325     20,982,013
  Net realized gains on foreign
    currency transactions...........             --              --             --             --             --
  Net change in unrealized
    appreciation (depreciation) on
    securities......................             --         314,885        417,567      3,887,622     17,330,078
  Net change in unrealized
    appreciation on translation of
    assets and liabilities in
    foreign currencies..............             --              --             --             --             --
                                      -------------   -------------   ------------   ------------   ------------
  Net increase in net assets
    resulting from operations.......      6,366,003       6,571,734      4,283,999     18,176,719     46,193,079
                                      -------------   -------------   ------------   ------------   ------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested....    526,525,143      51,189,972     41,926,188    120,636,328     89,156,403
  Value of capital withdrawn........   (528,918,314)    (63,142,454)   (41,233,946)   (39,744,753)   (57,502,796)
                                      -------------   -------------   ------------   ------------   ------------
Net increase (decrease) in net
  assets resulting from capital
  transactions......................     (2,393,171)    (11,952,482)       692,242     80,891,575     31,653,607
                                      -------------   -------------   ------------   ------------   ------------
Net increase in net assets..........      3,972,832      (5,380,748)     4,976,241     99,068,294     77,846,686
NET ASSETS:
  Beginning of period...............    232,312,458     218,169,438    129,186,397    361,632,885    394,769,913
                                      -------------   -------------   ------------   ------------   ------------
  End of period.....................  $ 236,285,290   $ 212,788,690   $134,162,638   $460,701,179   $472,616,599
                                      =============   =============   ============   ============   ============

                       See notes to financial statements.

         EQUITY          EQUITY        GROWTH &        EQUITY         SPECIAL       AGGRESSIVE    HIGH YIELD    INTERNATIONAL
         INCOME          VALUE          INCOME         GROWTH         EQUITY          EQUITY         BOND          EQUITY
     --------------   ------------   ------------   ------------   -------------   ------------   -----------   -------------
     $   13,881,987   $  2,413,782   $    803,141   $    405,509   $     469,379   $    (24,425)  $ 2,844,598   $  2,176,456
         80,955,301     29,084,356     22,463,889     54,002,788      30,757,542       (528,572)      730,607      8,517,832
                 --             --             --             --              --             --            --      1,920,127
         24,752,859      1,336,719     71,046,109     29,741,327      21,789,261      6,856,559      (570,450)    19,021,807
                 --             --             --             --              --             --            --     (1,008,224)
     --------------   ------------   ------------   ------------   -------------   ------------   -----------   ------------
        119,590,147     32,834,857     94,313,139     84,149,624      53,016,182      6,303,562     3,004,755     30,627,998
     --------------   ------------   ------------   ------------   -------------   ------------   -----------   ------------
        177,639,841    226,785,170    179,041,256    123,832,448     190,487,158     40,897,157    46,547,607    127,745,727
       (175,069,938)   (93,265,770)   (98,782,505)   (91,740,864)   (144,049,658)   (23,758,072)   (8,123,336)   (82,604,707)
     --------------   ------------   ------------   ------------   -------------   ------------   -----------   ------------
          2,569,903    133,519,400     80,258,751     32,091,584      46,437,500     17,139,085    38,424,271     45,141,020
     --------------   ------------   ------------   ------------   -------------   ------------   -----------   ------------
        122,160,050    166,354,257    174,571,890    116,241,208      99,453,682     23,442,647    41,429,026     75,769,018
      1,215,071,169    234,983,715    376,260,408    426,312,188     743,388,261     25,857,650    39,700,131    205,306,068
     --------------   ------------   ------------   ------------   -------------   ------------   -----------   ------------
     $1,337,231,219   $401,337,972   $550,832,298   $542,553,396   $ 842,841,943   $ 49,300,297   $81,129,157   $281,075,086
     ==============   ============   ============   ============   =============   ============   ===========   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                               INTERMEDIATE    GOVERNMENT/
                                                    MONEY           HIGH        GOVERNMENT      CORPORATE
                                                   MARKET       QUALITY BOND       BOND           BOND          BALANCED
                                                -------------   ------------   ------------   -------------   ------------
FROM OPERATIONS:
  Net investment income (loss)................  $  11,798,211   $ 12,355,613   $  5,479,071   $  21,747,233   $ 12,233,394
  Net realized gains (losses) on securities...         (8,941)    (2,349,712)        43,123         747,528     44,754,963
  Net realized gains on foreign currency
    transactions..............................             --             --             --              --             --
  Net change in unrealized appreciation
    (depreciation) on securities..............             --      1,093,124      1,403,813       5,790,454      1,725,897
  Net change in unrealized appreciation on
    translation of assets and liabilities in
    foreign currencies........................             --             --             --              --             --
                                                -------------   ------------   ------------   -------------   ------------
  Net increase in net assets resulting from
    operations................................     11,789,270     11,099,025      6,926,007      28,285,215     58,714,254
                                                -------------   ------------   ------------   -------------   ------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested..............    902,776,832    102,876,345     68,807,286     123,824,256    170,812,434
  Value of capital withdrawn..................   (867,265,898)   (93,100,595)   (49,606,776)   (113,152,603)   (99,666,614)
                                                -------------   ------------   ------------   -------------   ------------
Net increase (decrease) in net assets
  resulting from capital transactions.........     35,510,934      9,775,750     19,200,510      10,671,653     71,145,820
                                                -------------   ------------   ------------   -------------   ------------
Net increase in net assets....................     47,300,204     20,874,775     26,126,517      38,956,868    129,860,074
NET ASSETS:
  Beginning of year...........................    185,012,254    197,294,663    103,059,880     322,676,017    264,909,839
                                                -------------   ------------   ------------   -------------   ------------
  End of year.................................  $ 232,312,458   $218,169,438   $129,186,397   $ 361,632,885   $394,769,913
                                                =============   ============   ============   =============   ============

                       See notes to financial statements.

          EQUITY          EQUITY        GROWTH &         EQUITY          SPECIAL       AGGRESSIVE     HIGH YIELD    INTERNATIONAL
          INCOME          VALUE          INCOME          GROWTH          EQUITY          EQUITY          BOND          EQUITY
      --------------   ------------   -------------   -------------   -------------   ------------   ------------   -------------
         $24,964,071   $  2,275,636   $   1,812,221   $   1,684,585   $   2,573,992   $    (36,672)  $  2,857,257   $   1,748,854
         112,649,761     20,127,411      30,338,224      24,114,431      73,438,581     (1,923,753)       751,900       6,952,374
                  --             --              --              --              --             --             --       1,289,424
         145,312,803      4,086,494      46,717,933      64,960,988      69,900,579      1,758,315        436,636       1,832,462
                  --             --              --              --              --             --             --       1,293,392
      --------------   ------------   -------------   -------------   -------------   ------------   ------------   -------------
         282,926,635     26,489,541      78,868,378      90,760,004     145,913,152       (202,110)     4,045,793      13,116,506
      --------------   ------------   -------------   -------------   -------------   ------------   ------------   -------------
         342,318,881    252,043,859     227,268,676     218,548,740     300,462,601     45,019,873     34,940,563     149,002,914
        (366,995,016)   (72,583,198)   (137,489,072)   (182,124,242)   (210,251,735)   (34,439,243)   (14,658,911)   (104,998,249)
      --------------   ------------   -------------   -------------   -------------   ------------   ------------   -------------
         (24,676,135)   179,460,661      89,779,604      36,424,498      90,210,866     10,580,630     20,281,652      44,004,665
      --------------   ------------   -------------   -------------   -------------   ------------   ------------   -------------
         258,250,500    205,950,202     168,647,982     127,184,502     236,124,018     10,378,520     24,327,445      57,121,171
         956,820,669     29,033,513     207,612,426     299,127,686     507,264,243     15,479,130     15,372,686     148,184,897
      --------------   ------------   -------------   -------------   -------------   ------------   ------------   -------------
      $1,215,071,169   $234,983,715   $ 376,260,408   $ 426,312,188   $ 743,388,261   $ 25,857,650   $ 39,700,131   $ 205,306,068
      ==============   ============   =============   =============   =============   ============   ============   =============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
              COMMERCIAL PAPER -- 81.54%
$ 4,200,000   Abbott Laboratories, 5.54%,
                07/28/98.....................  $  4,182,549
  2,200,000   American Crystal Sugar Company,
                5.78%, 07/22/98..............     2,192,582
    500,000   American Express Credit
                Company, 5.50%, 07/20/98.....       498,549
  7,400,000   Associates Corp. of N.A.,
                5.53%, 07/07/98..............     7,393,180
    900,000   Associates Corp. of N.A.,
                5.52%, 07/23/98..............       896,964
  2,000,000   Avco Financial Services, Inc.,
                5.56%, 08/24/98..............     1,983,320
  6,000,000   Avco Financial Services, Inc.,
                5.57%, 09/01/98..............     5,942,444
  1,000,000   Avco Financial Services, Inc.,
                5.55%, 10/19/98..............       983,042
 11,200,000   Bank of New York Company,
                5.51%, 07/14/98..............    11,177,715
  1,800,000   Barclays US Funding Corp.,
                5.54%, 07/24/98..............     1,793,635
  1,800,000   CIT Group Holdings, Inc.,
                5.51%, 07/24/98..............     1,793,663
  3,600,000   CIT Group Holdings, Inc.,
                5.53%, 07/27/98..............     3,585,622
  1,900,000   CSX Corp., 5.70%, 07/29/98.....     1,891,577
  9,000,000   Commercial Credit Company,
                5.50%, 07/24/98..............     8,968,375
  2,400,000   Conagra, Inc., 5.67%,
                07/10/98.....................     2,396,598
  2,400,000   Dominion Resources, 5.65%,
                07/14/98.....................     2,395,103
  2,834,000   Enterprise Funding Corp.,
                5.54%, 07/21/98..............     2,825,277
  3,157,000   Enterprise Funding Corp.,
                5.53%, 08/07/98..............     3,139,057
  2,000,000   Enterprise Funding Corp.,
                5.52%, 08/19/98..............     1,984,974
    450,000   General Electric Capital Corp.,
                5.52%, 07/08/98..............       449,517
  5,800,000   General Electric Capital Corp.,
                5.52%, 07/20/98..............     5,783,103
  5,700,000   General Electric Capital Corp.,
                5.53%, 07/29/98..............     5,675,483
  3,800,000   General Motors Acceptance
                Corp., 5.52%, 08/28/98.......     3,766,205
  7,000,000   General Motors Acceptance
                Corp., 5.55%, 09/01/98.......     6,933,092

PRINCIPAL                                         VALUE
---------                                      ------------
              COMMERCIAL PAPER (CONTINUED)
$ 5,000,000   Heller Financial Inc., 5.68%,
                07/23/98.....................  $  4,982,644
  6,000,000   Heller Financial Inc., 5.70%,
                07/24/98.....................     5,978,150
    650,000   Household International Corp.,
                5.57%, 07/15/98..............       648,592
  1,750,000   Houston Industries Finance
                Company, 5.72%, 07/06/98.....     1,748,610
  3,800,000   JHM Funding, Inc., 5.56%,
                07/10/98.....................     3,794,718
  2,410,000   JHM Funding, Inc., 5.56%,
                07/10/98.....................     2,406,650
  5,000,000   JHM Funding, Inc., 5.60%,
                08/13/98.....................     4,966,556
  1,000,000   Lehman Brothers Holdings Inc.,
                5.53%, 07/16/98..............       997,696
  3,300,000   Lehman Brothers Holdings Inc.,
                5.59%, 07/17/98..............     3,291,801
  4,400,000   Merrill Lynch and Company,
                Inc., 5.56%, 07/30/98........     4,380,293
  2,800,000   Metlife Funding, Inc., 5.51%,
                07/09/98.....................     2,796,572
 10,000,000   Norwest Corp., 5.55%,
                07/09/98.....................     9,987,667
  5,000,000   Paccar Financial Group, 5.55%,
                07/06/98.....................     4,996,146
  4,000,000   Paccar Financial Group, 5.60%,
                07/31/98.....................     3,981,333
  3,200,000   Panasonic Finance America,
                5.51%, 07/14/98..............     3,193,633
  7,400,000   Quebec Province -- Canada,
                5.53%, 07/15/98..............     7,384,086
  3,000,000   Riverwood Funding Corp., 5.51%,
                07/13/98.....................     2,994,490
 10,000,000   Sanwa Business Credit, 5.62%,
                07/06/98.....................     9,992,194
  1,500,000   Sanwa Business Credit, 6.00%,
                07/23/98.....................     1,494,500
  6,400,000   Sears Roebuck Acceptance Corp.,
                5.51%, 07/13/98..............     6,388,246
    300,000   Sears Roebuck & Company, 5.52%,
                07/24/98.....................       298,942
  1,500,000   Textron Inc., 5.70%,
                07/01/98.....................     1,500,000
  3,300,000   Transamerica Finance Corp.,
                5.51%, 07/10/98..............     3,295,454
  3,000,000   Transamerica Finance Corp.,
                5.55%, 08/05/98..............     2,983,812
  5,000,000   Transamerica Finance Group
                Inc., 5.55%, 07/06/98........     4,996,146

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
              COMMERCIAL PAPER (CONTINUED)
$ 1,588,190   Union Bancal Corp., 5.53%,
                07/20/98.....................  $  1,583,554
  3,000,000   Union Bancal Corp., 5.51%,
                08/25/98.....................     2,974,746
                                               ------------
              TOTAL COMMERCIAL PAPER
              (Cost $192,668,857)............   192,668,857
                                               ------------
              FEDERAL HOME LOAN BANK -- 4.23%
  5,000,000   5.685%, 10/02/98...............     5,001,966
  5,000,000   5.70%, 03/01/99................     5,000,000
                                               ------------
              TOTAL FEDERAL HOME LOAN BANK
              (Cost $10,001,966).............    10,001,966
                                               ------------
              CERTIFICATES OF DEPOSIT --7.70%
  7,300,000   Canadian Imperial Bank, 5.74%,
                05/07/99.....................     7,300,000
  7,000,000   National Westminster Bank,
                5.86%, 08/10/98..............     7,003,969
  3,900,000   Royal Bank of Canada, 5.79%,
                08/20/98.....................     3,900,000
                                               ------------
              TOTAL CERTIFICATES OF DEPOSIT
              (Cost $18,203,969).............    18,203,969
                                               ------------
              SHORT-TERM CORPORATE NOTES -- 11.89%
  2,800,000   Banc One, Floating Rate, 5.63%,
                07/02/98+....................     2,800,000
  5,286,000   Capital One Funding Corp.,
                Floating Rate, 5.63%,
                07/02/98+....................     5,286,000

PRINCIPAL                                         VALUE
---------                                      ------------
              SHORT-TERM CORPORATE NOTES (CONTINUED)
$ 9,000,000   Goldman Sachs Group, 5.65%,
                05/11/99.....................  $  9,000,000
  6,000,000   Asset Backed Securities
                Investment Trust, Series
                1997-I, Class C, Floating
                Rate, 5.67%,
                07/15/98.....................     6,000,000
  5,000,000   Asset Backed Securities
                Investment Trust, Series
                1997-E, Class N, Variable
                Rate, 5.67%, 08/15/98........     5,000,000
                                               ------------
              TOTAL SHORT-TERM CORPORATE
                NOTES
              (Cost $28,086,000).............    28,086,000
                                               ------------
              Total Investments -- 105.36%
              (Cost $248,960,792)............   248,960,792
              Other assets less
              liabilities -- (5.36%).........   (12,675,502)
                                               ------------
              NET ASSETS -- 100.00%..........  $236,285,290
                                               ============

The aggregate cost of investments for federal income tax purposes at June 30, 1998, is $248,960,792.

---------------
 + This interest rate is subject to change weekly based on the greater of the 30 day or 90 day Federal composite rate. The rate shown was in effect as of June 30, 1998.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES -- 81.59%
             BANKS -- 8.13%
$8,000,000   First Omni Bank, Series 96-A,
               6.65%, 09/15/03...............  $  8,185,920
 4,000,000   Norwest Corp., 6.75%,
               05/12/00......................     4,060,688
 5,033,318   Union Acceptance Corp., 6.40%,
               10/10/02......................     5,047,008
                                               ------------
             TOTAL BANKS.....................    17,293,616
                                               ------------
             BROKERAGE -- 9.17%
 5,500,000   Bear Stearns & Company, 6.50%,
               06/15/00......................     5,557,618
   725,000   Lehman Brothers, Inc.,
               Medium-Term Note, 6.08%,
               07/08/98......................       725,053
 5,000,000   Lehman Brothers Holdings Inc.,
               6.00%, 02/26/01...............     4,981,895
 5,000,000   Merrill Lynch & Company, 6.00%,
               02/12/03......................     5,001,890
 3,000,000   Morgan Stanley Dean Witter,
               8.88%, 10/15/01...............     3,247,857
                                               ------------
             TOTAL BROKERAGE.................    19,514,313
                                               ------------
             FINANCE -- 32.15%
 2,000,000   Associates Corp. of N.A., 6.15%,
               01/13/03......................     2,005,754
 3,170,000   Associates Corp. of N.A., 6.01%,
               02/07/03......................     3,161,390
 4,000,000   Associates Corp. of N.A., 6.00%,
               04/15/03......................     3,994,844
 5,000,000   CIT Group Holdings, 6.13%,
               11/15/99......................     5,010,900
 2,908,334   Copelco Capital Funding, 6.34%,
               07/20/04......................     2,920,171
 5,000,000   Florida Windstorm Underwriting,
               6.50%, 08/25/02...............     5,071,730
 7,000,000   Ford Motor Credit Corp., 6.00%,
               01/14/03......................     6,974,933
 3,000,000   General Motors Acceptance Corp.,
               5.63%, 02/25/00...............     2,977,500
 5,250,000   General Motors Acceptance Corp.,
               9.38%, 04/01/00...............     5,539,396
   200,000   Government Export Trust, 4.61%,
               09/01/98......................       199,618
 6,500,000   Household Finance Company,
               Medium-Term Note, 7.15%,
               06/15/00......................     6,617,247
 5,000,000   International Lease Finance,
               7.05%, 05/01/01...............     5,134,730
 7,500,000   John Deere Capital, 6.30%,
               06/01/99......................     7,531,508

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             FINANCE (CONTINUED)
$  660,275   Navistar Finance, 6.55%,
               11/20/01......................  $    661,516
 5,000,000   Salomon, Inc., 7.25%,
               05/01/01......................     5,159,930
 2,804,185   Textron Financial Corp., 6.05%,
               03/15/09......................     2,807,859
 2,325,003   Travelers Mortgage, 12.00%,
               03/01/14......................     2,643,338
                                               ------------
             TOTAL FINANCE...................    68,412,364
                                               ------------
             PRIVATE ASSET BACKED: BANKS -- 4.16%
 3,241,375   Banc One Auto Grantor Trust,
               6.27%, 11/20/03...............     3,261,472
 4,130,530   Banc One Auto Grantor Trust,
               6.29%, 07/20/04...............     4,160,889
   347,735   Western Finance Grantor Trust,
               4.60%, 04/01/99...............       347,116
 1,091,039   Western Finance Grantor Trust,
               5.88%, 03/01/02...............     1,091,017
                                               ------------
             TOTAL PRIVATE ASSET BACKED:
             BANKS...........................     8,860,494
                                               ------------
             PRIVATE ASSET BACKED: CONSTRUCTION -- 0.62%
 1,315,488   Case Equipment Loan Trust,
               Series 1994-C, Class A2,
               8.10%, 06/15/01...............     1,316,856
                                               ------------
             PRIVATE ASSET BACKED: CREDIT CARDS -- 8.25%
 4,583,333   Discover Card Master Trust I,
               Series 93-2A, 5.40%,
               11/16/01......................     4,577,329
   862,500   MBNA Master Credit Card, 5.40%,
               09/15/00......................       859,938
 5,000,000   Sears Credit Account Master
               Trust, Series 96-1A, 6.20%,
               02/16/06......................     5,056,300
 1,000,000   Signet Credit Card Master Trust,
               5.20%, 02/15/02...............       998,840
 6,000,000   Standard Credit Card Master
               Trust, Series 91-3, 8.88%,
               09/07/99......................     6,052,860
                                               ------------
             TOTAL PRIVATE ASSET BACKED:
             CREDIT CARDS....................    17,545,267
                                               ------------
             PRIVATE ASSET BACKED: FINANCE -- 5.81%
 2,310,270   Chase Manhattan Grantor Trust,
               6.61%, 09/15/02...............     2,328,151
   140,147   General Motors Acceptance Corp.,
               Grantor Trust, Series 95-A,
               Class A, 7.15%, 03/15/00......       140,238
 4,872,173   Navistar Financial Corp., Owner
               Trust, Series 98-A, Class A,
               5.94%, 11/15/04...............     4,880,547

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             PRIVATE ASSET BACKED: FINANCE (CONTINUED)
$  774,906   Pemex Exp Grantor Trust, 7.66%,
               08/15/01......................  $    796,758
 4,222,356   USAA Auto Loan Grantor Trust,
               6.07%, 05/15/04...............     4,220,794
                                               ------------
             TOTAL PRIVATE ASSET BACKED:
             FINANCE.........................    12,366,488
                                               ------------
             PRIVATE ASSET BACKED: RECEIVABLES -- 11.57%
 5,000,000   Capital Equipment Receivable
               Trust, Series 96-1, 6.28%,
               06/15/00......................     5,019,900
 1,453,417   Chevy Chase Auto Receivable
               Trust, 6.00%, 12/15/01........     1,455,292
 1,911,871   Chevy Chase Auto Receivable
               Trust, 6.60%, 12/15/02........     1,924,891
 5,000,000   Compass Auto Receivable Trust,
               Series 1998-A, Class A3,
               5.90%, 05/15/04...............     4,993,750
 3,030,923   First Sierra Receivables II,
               6.85%, 02/10/03...............     3,069,204
 1,240,495   Heller Equipment Asset
               Receivables Trust, Series
               1997-1, Class A2, 6.39%,
               05/25/05......................     1,246,673
   456,892   IBM Credit Receivable Lease
               Asset Master Trust, Series
               93-1A, 4.55%, 11/15/00........       455,124
   164,065   IBM Credit Receivable Lease
               Asset Master Trust, 6.55%,
               07/16/01......................       164,131
 5,000,000   Newcourt Receivables Asset
               Trust, Series 1997-1, Class
               A4, 6.19%, 05/02/05...........     5,040,800
 1,250,028   Toyota Auto Receivable Trust,
               Series 96-AA, 6.30%,
               07/20/01......................     1,253,578
                                               ------------
             TOTAL PRIVATE ASSET BACKED:
             RECEIVABLES.....................    24,623,343
                                               ------------
             REAL ESTATE -- 1.73%
    74,364   Daiwa Home Equity Loans, 7.88%,
               11/25/19......................        74,089
 1,586,698   GE Home Equity Loan, Series
               91-1A, 7.20%, 09/15/11........     1,593,044
   752,126   Merrill Lynch Mortgage
               Investors, Inc., 10.10%,
               11/15/07......................       770,268
   581,187   Merrill Lynch Mortgage
               Investors, Inc., 10.35%,
               05/15/09......................       624,549
   360,803   Merrill Lynch Mortgage
               Investors, Inc., 9.40%,
               09/15/09......................       384,112

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             REAL ESTATE (CONTINUED)
$  245,754   Merrill Lynch Mortgage
               Investors, Inc., Series 91-DA,
               9.00%, 07/15/11...............  $    245,233
                                               ------------
             TOTAL REAL ESTATE...............     3,691,295
                                               ------------
             TOTAL CORPORATE BONDS AND NOTES
             (Cost $172,088,204).............   173,624,036
                                               ------------
             US TREASURY NOTES -- 2.82%
 6,000,000   5.50%, 02/29/00
             (Cost $6,000,402)...............     5,998,122
                                               ------------
             US GOVERNMENT AGENCY SECURITIES -- 2.90%
             FANNIE MAE -- 0.09%
    53,321   PL# 6346, 6.75%, 02/01/03.......        53,499
   136,487   PL# 137455, 7.00%, 04/01/04.....       136,483
                                               ------------
             TOTAL FANNIE MAE................       189,982
                                               ------------
             FREDDIE MAC -- 1.24%
 1,268,718   PL# 850082, 9.00%, 10/01/05.....     1,309,057
   220,142   REMIC, Series MH-1, 10.15%,
               04/15/06......................       222,607
   679,998   PL# D0677, 7.50%, 03/01/08......       692,407
    11,310   PL# 273991, 6.50%, 03/01/13.....        11,253
   401,658   PL# 306816, 7.00%, 01/01/18.....       405,935
                                               ------------
             TOTAL FREDDIE MAC...............     2,641,259
                                               ------------
             OTHER AGENCIES -- 0.10%
   215,499   Guaranteed Export Certificates,
               4.81%, 12/15/98...............       214,896
                                               ------------
             RESOLUTION TRUST CORP. -- 1.47%
 2,078,079   Resolution Trust Corp., 7.94%,
               08/25/21......................     2,069,476
 1,058,084   Resolution Trust Corp., 6.74%,
               07/25/27......................     1,054,106
                                               ------------
             TOTAL RESOLUTION TRUST CORP. ...     3,123,582
                                               ------------
             TOTAL US GOVERNMENT AGENCY
             SECURITIES (Cost $6,256,552)....     6,169,719
                                               ------------
             FOREIGN GOVERNMENT OBLIGATIONS -- 2.38%
 5,000,000   Hydro Quebec, 6.36%, 01/15/02
               (Cost $5,064,237).............     5,057,720
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
             COMMERCIAL PAPER -- 6.11%
$5,000,000   British Petroleum Capital PLC,
               6.25%, 07/01/98...............  $  5,000,000
 8,000,000   Goldman Sachs Group, L.P.,
               6.25%, 07/01/98...............     8,000,000
                                               ------------
             TOTAL COMMERCIAL PAPER
             (Cost $13,000,000)..............    13,000,000
                                               ------------
             TOTAL SECURITIES
             (Cost $202,409,395).............   203,849,597
                                               ------------
             REPURCHASE AGREEMENT -- 3.20%
 6,804,256   With Investors Bank & Trust,
               dated 06/30/98, 5.20%,
               repurchase proceeds at
               maturity $6,805,239, 07/01/98
               (Collateralized by Freddie
               Mac, 7.04%, due 12/01/25 with
               a value of $7,144,843) (Cost
               $6,804,256)...................     6,804,256
                                               ------------
             Total Investments -- 99.00%
             (Cost $209,213,651).............   210,653,853
             Other assets less
               liabilities -- 1.00%..........     2,134,837
                                               ------------
             NET ASSETS -- 100.00%...........  $212,788,690
                                               ============

The aggregate cost of investments for federal income tax purposes at June 30, 1998, is $209,213,651.

The following amount is based on costs for federal income tax purposes:

    Gross unrealized appreciation............  $1,635,446
    Gross unrealized depreciation............    (195,244)
                                               ----------
    Net unrealized appreciation..............  $1,440,202
                                               ==========

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY NOTES -- 40.31%
$ 9,000,000   5.25%, 07/31/98................  $  9,000,000
  3,000,000   6.375%, 05/15/99(a)............     3,020,625
  5,000,000   6.00%, 08/15/99................     5,023,435
  7,000,000   7.75%, 12/31/99................     7,218,750
  2,500,000   8.875%, 05/15/00...............     2,647,655
  7,000,000   6.25%, 10/31/01(a).............     7,144,375
  5,000,000   5.625%, 12/31/02(a)............     5,020,310
  8,000,000   5.50%, 01/31/03................     7,992,496
  2,000,000   5.50%, 02/28/03................     1,998,750
  3,000,000   5.50%, 03/31/03(a).............     2,998,125
  2,000,000   5.75%, 04/30/03................     2,019,374
                                               ------------
              TOTAL US TREASURY NOTES
              (Cost $53,774,803).............    54,083,895
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 53.19%
              FEDERAL HOME LOAN BANK -- 5.39%
  5,000,000   7.39%, 08/22/01................     5,244,325
  2,000,000   5.50%, 01/21/03................     1,985,600
                                               ------------
              TOTAL FEDERAL HOME LOAN BANK...     7,229,925
                                               ------------
              FREDDIE MAC -- 7.93%
  3,000,000   REMIC, Series 1574, 6.50%,
                02/15/21.....................     3,047,178
  5,300,000   REMIC, Series 1500, 7.00%,
                06/15/22.....................     5,501,681
    917,261   REMIC, Series 31 Floating Rate,
                6.15%, 08/25/23..............       920,306
  1,166,425   REMIC, Series 1710, 6.25%,
                02/15/24.....................     1,171,494
                                               ------------
              TOTAL FREDDIE MAC..............    10,640,659
                                               ------------
              FANNIE MAE -- 7.71%
  2,000,000   REMIC, Series 94-75, 7.00%,
                01/25/03.....................     2,050,676
  3,000,000   6.44%, 06/21/05................     3,129,303
  5,000,000   Series 96-M7, Class B, 6.86%,
                06/17/11.....................     5,162,450
                                               ------------
              TOTAL FANNIE MAE...............    10,342,429
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 15.20%
      6,024   PL# 209631, 7.50%, 04/15/02....         6,210
     22,610   PL# 328000, 7.50%, 06/15/07....        23,309
      9,024   PL# 328084, 7.50%, 07/15/07....         9,303
     13,688   PL# 335542, 7.50%, 08/15/07....        14,111
    165,789   PL# 335995, 7.50%, 08/15/07....       170,918
     73,706   PL# 322072, 7.50%, 08/15/07....        75,987

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION (CONTINUED)
$   336,159   PL# 323189, 7.50%, 08/15/07....  $    346,559
    224,612   PL# 328188, 7.50%, 08/15/07....       231,561
    401,419   PL# 328192, 7.50%, 08/15/07....       413,838
    100,370   PL# 328200, 7.50%, 08/15/07....       103,475
    386,356   PL# 329060, 7.50%, 08/15/07....       398,309
    379,433   PL# 332267, 7.50%, 08/15/07....       391,172
     67,009   PL# 333320, 7.50%, 09/15/07....        69,082
    355,111   PL# 333709, 7.50%, 09/15/07....       366,097
    343,728   PL# 332704, 7.50%, 09/15/07....       354,362
    344,146   PL# 297619, 7.50%, 09/15/07....       354,793
    173,457   PL# 369749, 6.50%, 09/15/08....       175,137
    265,685   PL# 345975, 6.50%, 10/15/08....       268,258
    684,080   PL# 374726, 6.50%, 10/15/08....       690,703
    256,731   PL# 345973, 6.50%, 11/15/08....       259,217
    123,224   PL# 363874, 6.50%, 11/15/08....       124,417
    495,935   PL# 370448, 6.50%, 11/15/08....       500,736
    613,623   PL# 371094, 6.50%, 11/15/08....       619,565
    317,853   PL# 366531, 6.50%, 11/15/08....       320,930
  9,081,737   REMIC, Series 97-2, 7.00%,
                06/20/19.....................     9,168,013
  4,883,446   PL# 2483, 7.00%, 09/20/27......     4,930,713
                                               ------------
              TOTAL GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION...........    20,386,775
                                               ------------
              US TREASURY INFLATION INDEX -- 7.48%
 10,000,000   3.625%, 07/15/02...............    10,038,001
                                               ------------
              HOUSING AND URBAN DEVELOPMENT -- 3.80%
  5,000,000   6.23%, 08/01/02................     5,099,415
                                               ------------
              TENNESSEE VALLEY AUTHORITY -- 1.93%
  2,500,000   6.375%, 06/15/05...............     2,595,520
                                               ------------
              US GOVERNMENT GUARANTEED BOND -- 3.75%
  5,000,000   6.12%, 04/01/08................     5,032,530
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $70,179,986)...................    71,365,254
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 5.41%
              FANNIE MAE -- 4.60%
    900,000   5.46%, 07/13/98................       898,362
    500,000   5.41%, 07/15/98................       498,948
    100,000   5.43%, 07/17/98................        99,759
    600,000   5.38%, 07/27/98................       597,669
    500,000   5.40%, 07/27/98................       498,050
    300,000   5.44%, 07/27/98................       298,821

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                 JUNE 30, 1998

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM US GOVERNMENT AGENCY SECURITIES
              (CONTINUED)
              FANNIE MAE (CONTINUED)
$   100,000   5.42%, 07/29/98................  $     99,578
    700,000   5.44%, 07/29/98................       697,038
  2,500,000   5.44%, 08/05/98................     2,486,778
                                               ------------
              TOTAL FANNIE MAE...............     6,175,003
                                               ------------
              FREDDIE MAC -- 0.81%
    100,000   5.39%, 07/07/98................        99,910
    200,000   5.40%, 07/14/98................       199,610
    300,000   5.40%, 07/31/98................       298,650
    300,000   5.44%, 07/31/98................       298,639
    100,000   5.43%, 07/20/98................        99,713
    100,000   5.42%, 07/23/98................        99,669
                                               ------------
              TOTAL FREDDIE MAC..............     1,096,191
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
              AGENCY SECURITIES
              (Cost $7,271,194)..............     7,271,194
                                               ------------

  SHARES
-----------
              REGULATED INVESTMENT COMPANY -- 1.34%
    700,000   Janus Money Market Fund(b).....       700,000
  1,100,000   Merrimac Cash Fund -- Premium
                Class(b).....................     1,100,000
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANY (Cost $1,800,000)......     1,800,000
                                               ------------
 PRINCIPAL
-----------
              SHORT TERM CORPORATE NOTES -- 3.73%
 $5,000,000   Morgan Stanley Dean Witter,
                Floating Rate, 6.60%,
                07/07/98(b)
                (Cost $5,000,000)............     5,000,000
                                               ------------
              TIME DEPOSITS -- 2.67%
  1,555,162   BankBoston, N.A., 6.5800%,
                10/03/98(b)..................     1,555,162
    118,075   Bank of Montreal, 5.5938%,
                08/04/98(b)..................       118,075

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              TIME DEPOSITS (CONTINUED)
$   554,849   Bank of Montreal, 5.5800%,
                08/14/98(b)..................  $    554,849
    675,082   Toronto Dominion, 5.570%,
                07/20/98(b)..................       675,082
    675,082   Toronto Dominion, 5.580%,
                07/24/98(b)..................       675,082
                                               ------------
              TOTAL TIME DEPOSITS
              (Cost $3,578,250)..............     3,578,250
                                               ------------
              TOTAL SECURITIES
              (Cost $141,604,234)............   143,098,593
                                               ------------
              REPURCHASE AGREEMENTS -- 3.73%
  5,000,000   With Goldman Sachs & Company
                dated 06/30/98, 6.60%,
                repurchase proceeds at
                maturity $5,000,917
                (Collateralized by Hartford
                Life, 7.10%, due 06/15/07,
                with a value of $993,463 and
                Household Finance Co.,
                7.625%, due 01/15/03, with a
                value of $5,157,890)(b)
                (Cost $5,000,000)............     5,000,000
                                               ------------
              Total Investments -- 110.39%
              (Cost $146,604,234)............   148,098,593
              Other assets less
              liabilities -- (10.39)%........   (13,935,955)
                                               ------------
              NET ASSETS -- 100.00%..........  $134,162,638
                                               ============
The aggregate cost of securities for federal income tax
purposes at June 30, 1998, is $146,605,234.
The following amount is based on costs for federal income
tax purposes:

    Gross unrealized appreciation............  $1,520,565
    Gross unrealized depreciation............     (26,206)
                                               ----------
    Net unrealized appreciation..............  $1,494,359
                                               ==========

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
              US TREASURY NOTES -- 21.26%
$ 5,000,000   5.625%, 12/31/02(a)..........    $  5,020,310
 41,000,000   5.50%, 01/31/03(a)...........      40,961,542
 16,000,000   5.50%, 03/31/03..............      15,990,000
 28,000,000   5.75%, 04/30/03..............      28,271,236
  7,000,000   6.375%, 08/15/27.............       7,689,060
                                               ------------
              TOTAL US TREASURY NOTES
              (Cost $97,565,437)...........      97,932,148
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 11.70%
              FEDERAL HOME LOAN BANK -- 1.17%
  5,000,000   6.64%, 12/13/16..............       5,400,040
                                               ------------
              FANNIE MAE -- 0.02%
    110,899   PL#250510, 7.00%, 12/01/25...         112,458
                                               ------------
              FREDDIE MAC -- 3.02%
  2,542,159   Series 1377, 6.63%,
                09/15/07...................       2,559,573
  5,000,000   Series 1666, Class E, 6.00%,
                12/15/19...................       4,997,840
  2,751,782   Series 31, Floating Rate,
                6.91%, 08/25/23............       2,760,920
  3,594,951   Series 1710, Floating Rate,
                6.91%, 02/15/24............       3,610,571
                                               ------------
              TOTAL FREDDIE MAC............      13,928,904
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 0.95%
    855,593   PL# 413611, 7.00%,
                01/15/26...................         868,965
    908,435   PL# 292340, 7.00%,
                02/15/26...................         922,633
    872,748   PL# 373637, 7.00%,
                03/15/26...................         886,389
    733,331   PL# 373622, 7.00%,
                03/15/26...................         744,793
    919,982   PL# 428420, 7.00%,
                04/15/26...................         934,361
                                               ------------
              TOTAL GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION.........       4,357,141
                                               ------------
              US TREASURY INFLATION INDEX -- 5.45%
 25,000,000   3.625%, 07/15/02.............      25,095,002
                                               ------------
              STUDENT LOAN MARKETING ASSOCIATION -- 1.09%
  5,000,000   Series 1996-2 A2, Floating
                Rate, 6.91%, 07/27/09......       5,007,250
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $52,662,635).................      53,900,795
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
              CORPORATE BONDS & NOTES -- 62.12%
              AEROSPACE -- 2.51%
$ 5,000,000   Boeing Company, 8.625%,
                11/15/31...................    $  6,451,295
  5,000,000   Lockheed Martin Corp., 6.85%,
                05/15/01...................       5,098,945
                                               ------------
              TOTAL AEROSPACE..............      11,550,240
                                               ------------
              AUTOMOTIVE PRODUCTS -- 7.21%
  4,000,000   BF Goodrich Company, 8.65%,
                04/15/25...................       4,988,823
  5,000,000   Ford Holdings, 9.30%,
                03/01/30...................       6,739,570
 10,000,000   Ford Motor Credit Company,
                6.125%, 04/28/03...........      10,017,520
  5,000,000   General Motors Corp., 6.75%,
                05/01/28...................       5,099,230
  5,000,000   General Motors Corp., 8.80%,
                03/01/21...................       6,360,120
                                               ------------
              TOTAL AUTOMOTIVE PRODUCTS....      33,205,263
                                               ------------
              BANKS -- 8.63%
  4,000,000   Bank of New York Company,
                6.50%, 12/01/03............       4,070,991
  5,000,000   BankAmerica Corp., 6.63%,
                05/30/01...................       5,090,965
 10,000,000   Bankers Trust Company of New
                York, 6.75%, 10/03/01......      10,187,120
  5,000,000   Midland Bank PLC, Floating
                Rate, 6.125%, 06/29/49.....       4,158,500
  5,000,000   Republic New York Corp.,
                7.00%, 03/22/11............       5,262,390
  5,000,000   Societe Generale, 7.85%,
                04/29/49...................       5,343,050
  5,000,000   Swiss Bank Corp., 7.75%,
                09/01/26...................       5,650,820
                                               ------------
              TOTAL BANKS..................      39,763,836
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.62%
  5,200,000   Proctor & Gamble, 9.36%,
                01/01/21...................       6,892,386
  5,000,000   RJR Nabisco, 8.75%,
                04/15/04...................       5,193,515
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................      12,085,901
                                               ------------
              FINANCE -- 19.37%
  5,000,000   Abbey National PLC...........       5,021,295
 10,000,000   Associates Corp., 6.45%,
                09/15/00...................      10,087,976
  5,000,000   BT Institutional Capital
                Trust -- B, 7.75%,
                12/01/26...................       5,230,385
  5,000,000   Capital Equipment Receivables
                Trust 96-1 Class B, 6.57%,
                03/15/01...................       5,025,650

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
              CORPORATE BONDS & NOTES (CONTINUED)
$ 5,000,000   Cez Finance BV, 7.125%,
                07/15/07...................    $  4,910,477
  5,000,000   Chase Capital III Series C,
                Floating Rate, 6.363%,
                03/01/27...................       4,891,340
  7,040,000   Discover Card Master Trust,
                Series 1994-2 Class A,
                Floating Rate,
                6.0062%,10/16/04...........       7,097,446
  6,000,000   Dow Capital BV, 9.20%,
                06/01/10...................       7,333,598
  5,000,000   General Electric Capital
                Corp., 8.50%, 07/24/08.....       5,892,985
  5,000,000   General Motors Acceptance
                Corp., Putable Asset Trust,
                6.375%, 09/30/98...........       5,005,120
  5,000,000   General Motors Acceptance
                Corp., 8.40%, 10/15/99.....       5,148,045
  3,287,674   Structured Asset Securities
                Corp., Series 1996-CFL,
                Class A-1C, 5.944%,
                02/25/28...................       3,273,044
 10,000,000   World Financial Network
                Credit Card Master Trust,
                Series 96-A, Class A,
                6.70%,05/15/06.............      10,251,600
 10,000,000   Xexox Credit Corp., 6.78%,
                05/21/01...................      10,069,580
                                               ------------
              TOTAL FINANCE................      89,238,541
                                               ------------
              FOOD AND BEVERAGE -- 1.48%
  5,000,000   Seagrams (Joseph) & Sons,
                9.65%, 08/15/18............       6,801,900
                                               ------------
              FREIGHT -- 0.27%
  1,000,000   United Parcel Service,
                8.375%, 04/01/30...........       1,263,922
                                               ------------
              INDUSTRIAL -- 4.46%
  5,000,000   Celulosa Arauco Y
                Constitucion, 6.75%,
                12/15/03...................       5,013,210
  5,000,000   ICI Wilmington Inc., 6.75%,
                09/15/02...................       5,119,210
 10,000,000   ICI Wilmington Inc., 6.95%,
                09/15/04...................      10,406,670
                                               ------------
              TOTAL INDUSTRIAL.............      20,539,090
                                               ------------
              INSURANCE -- 2.38%
  5,000,000   Aetna Services, 7.625%,
                08/15/26...................       5,396,090
  5,000,000   Prudential Insurance Company,
                8.10%, 07/15/15............       5,584,675
                                               ------------
              TOTAL INSURANCE..............      10,980,765
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
              CORPORATE BONDS & NOTES (CONTINUED)
              OIL AND GAS -- 2.60%
$ 5,000,000   Occidental Petroleum Corp.,
                10.125%, 09/15/09..........    $  6,414,805
  4,000,000   Texaco Capital Inc., 9.75%,
                03/15/20...................       5,551,267
                                               ------------
              TOTAL OIL AND GAS............      11,966,072
                                               ------------
              PAPER AND FOREST PRODUCTS -- 1.87%
  8,000,000   Westvaco, 10.125%,
                06/01/19...................       8,602,872
                                               ------------
              TELECOMMUNICATIONS -- 1.15%
  5,000,000   GTE South Inc., 7.50%,
                03/15/26...................       5,304,465
                                               ------------
              TOBACCO -- 1.09%
  5,000,000   Universal Corp., 6.50%,
                02/15/06...................       5,015,115
                                               ------------
              UTILITIES -- 6.49%
 10,000,000   Commonwealth Edison Company,
                8.125%, 01/15/07...........      10,220,640
  5,000,000   Commonwealth Edison Company,
                8.50%, 07/15/22............       5,442,365
  5,000,000   Korea Electric Power Corp.,
                7.00%, 02/01/27............       4,230,970
  5,000,000   Long Island Lighting Company,
                9.625%, 07/01/24...........       5,000,000
  5,000,000   Philadelphia Electric
                Company, 5.375%,
                08/15/98...................       4,996,100
                                               ------------
              TOTAL UTILITIES..............      29,890,075
                                               ------------
              TOTAL CORPORATE BONDS & NOTES
              (Cost $273,137,255)..........     286,208,057
                                               ------------
              COMMERCIAL PAPER -- 2.57%
    400,000   American Express Company,
                5.52%, 07/28/98............         398,345
    200,000   American Express Credit
                Company, 5.52%, 07/27/98...         199,203
    750,000   Bell Atlantic Network Fund,
                5.50%, 07/08/98............         749,198
  3,000,000   CIT Group Holdings, 5.53%,
                07/27/98...................       2,988,018
    350,000   General Electric Capital,
                5.51%, 07/14/98............         349,304
  1,600,000   General Electric Capital
                Corp., 5.53%, 07/29/98.....       1,593,118
    700,000   Houston Industries, 5.72%,
                07/06/98...................         699,443
  1,100,000   Merrill Lynch & Company,
                Inc., 5.54%, 07/31/98......       1,094,921
  2,100,000   Merrill Lynch & Company,
                Inc., 5.53%, 07/31/98......       2,100,000

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL                                         VALUE
---------                                      ------------
              COMMERCIAL PAPER (CONTINUED)
$   163,000   Metlife Funding, Inc., 5.53%,
                07/01/98...................    $    162,473
  1,500,000   Paccar Financial Group,
                5.55%, 07/06/98............       1,498,844
                                               ------------
              TOTAL COMMERCIAL PAPER
              (Cost $11,832,867)...........      11,832,867
                                               ------------
              SHORT TERM CORPORATE NOTE -- 0.39%
  1,814,000   Capital One Funding Corp.,
                5.63%, 04/02/98 (Cost
                $1,814,000)................       1,814,000
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 0.18%
              FANNIE MAE
    100,000   5.46%, 07/13/98..............          99,818
    100,000   5.44%, 07/22/98..............          99,683
                                               ------------
              TOTAL FANNIE MAE.............         199,501
                                               ------------
              FREDDIE MAC
    640,000   5.43%, 08/24/98..............         634,787
                                               ------------
              TOTAL SHORT TERM US
              GOVERNMENT AGENCY SECURITIES
              (Cost $834,288)..............         834,288
                                               ------------
              TIME DEPOSITS -- 1.78%
    272,921   BankBoston, N.A., 6.58%,
                10/03/98(b)................         272,921
  1,557,120   Bank of Montreal, 5.59%,
                08/04/98(b)................       1,557,120
    213,537   Bank of Montreal, 5.58%,
                08/14/98(b)................         213,537
  5,144,063   Toronto Dominion, 5.57%,
                07/20/98(b)................       5,144,063
  1,018,609   Toronto Dominion, 5.58%,
                07/24/98(b)................       1,018,609
                                               ------------
              TOTAL TIME DEPOSITS
              (Cost $8,206,250)............       8,206,250
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
              SHORT TERM CORPORATE NOTES -- 5.97%
$15,000,000   Morgan Stanley Dean Witter,
                6.60%, 07/07/98(b).........    $ 15,000,000
  2,500,000   Prudential Securities, Inc.,
                6.70%, 09/16/98(b).........       2,500,000
 10,000,000   JP Morgan Securities, Inc.,
                6.605%, 01/15/99(b)........      10,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $27,500,000).....      27,500,000
                                               ------------
  SHARES
-----------
              REGULATED INVESTMENT COMPANIES -- 0.61%
  2,000,000   Merrimac Cash Fund -- Premium
                Class(b)...................       2,000,000
    800,000   Janus Money Market Fund(b)...         800,000
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $2,800,000)..................       2,800,000
                                               ------------
              Total Investments -- 106.58%
              (Cost $476,352,732)..........     491,028,405
              Other assets less
              liabilities -- (6.58)%.......    (30,327,226)
                                               ------------
              NET ASSETS -- 100.00%........    $460,701,179
                                               ============

The aggregate cost of securities for federal income tax purposes at June 30, 1998, is $476,352,732.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........     $15,793,580
    Gross unrealized depreciation..........      (1,117,907)
                                               ------------
    Net unrealized appreciation............     $14,675,673
                                               ============

---------------
(a) All or part of this security is on loan.

(b) Collateral for securities on loan.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30 ,1998
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK -- 59.91%
              AEROSPACE -- 2.04%
     74,900   Goodrich BF Company...........  $   3,716,912
     57,600   Northrop Grumman Corp. .......      5,940,000
                                              -------------
              TOTAL AEROSPACE...............      9,656,912
                                              -------------
              AUTOMOBILES -- 1.77%
    125,300   General Motors Corp. .........      8,371,606
                                              -------------
              BANKS -- 5.72%
     55,400   Bankers Trust Corp. ..........      6,429,863
     66,650   Citicorp......................      9,947,513
    139,400   NationsBank Corp. ............     10,664,100
                                              -------------
              TOTAL BANKS...................     27,041,476
                                              -------------
              CHEMICALS -- 3.00%
     59,650   Akzo N.V. (ADR)...............      6,613,694
    101,350   Du Pont (E.I.) De Nemours.....      7,563,244
                                              -------------
              TOTAL CHEMICALS...............     14,176,938
                                              -------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.31%
     70,050   International Business
                Machines Corp. .............      8,042,616
     88,200   NCR Corp.(c)..................      2,866,500
                                              -------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT.....................     10,909,116
                                              -------------
              COMPUTER SOFTWARE AND SERVICES -- 1.09%
    154,600   First Data Corp. .............      5,150,112
                                              -------------
              DEFENSE -- 1.72%
    141,107   Raytheon Company, Class A.....      8,131,291
                                              -------------
              ELECTRONICS -- 0.30%
     30,700   Circuit City Stores...........      1,439,062
                                              -------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 1.78%
    170,200   USA Waste Services,
                Inc.(a)(c)..................      8,403,625
                                              -------------
              FINANCE -- 1.33%
    126,650   Household International,
                Inc. .......................      6,300,837
                                              -------------
              FOOD AND BEVERAGE -- 1.47%
    170,200   Seagrams Company, Ltd. .......      6,967,562
                                              -------------
              INSURANCE -- 1.39%
     95,550   Cigna Corp. ..................      6,592,950
                                              -------------
              LEISURE AND RECREATION --2.20%
    270,500   Host Marriott Corp.(c)........      4,818,281
    115,700   Starwood Hotels & Resorts.....      5,589,756
                                              -------------
              TOTAL LEISURE AND
                RECREATION..................     10,408,037
                                              -------------

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              MACHINERY -- 0.98%
     96,250   Case Corp. ...................  $   4,644,063
                                              -------------
              MANUFACTURING -- 4.37%
    125,827   Hasbro, Inc. .................      4,946,574
    115,050   Philips Electronics N.V.
                (ADR)(a)....................      9,779,250
    105,950   Reynolds Metals Company.......      5,926,578
                                              -------------
              TOTAL MANUFACTURING...........     20,652,402
                                              -------------
              MEDIA -- 4.23%
    175,600   Dun & Bradstreet Corp. .......      6,343,550
    482,800   News Corp., Ltd. (ADR)(a).....     13,639,100
                                              -------------
              TOTAL MEDIA...................     19,982,650
                                              -------------
              MEDICAL AND OTHER HEALTH SERVICES -- 5.74%
    204,550   American Home Products
                Corp. ......................     10,585,463
    113,250   Baxter International, Inc. ...      6,094,266
     92,900   Humana, Inc.(c)...............      2,897,319
     52,600   St. Jude Medical, Inc.(c).....      1,936,337
    178,900   Tenet Healthcare Corp.(c).....      5,590,625
                                              -------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES......................     27,104,010
                                              -------------
              OIL AND GAS -- 3.76%
    106,700   Elf Aquitaine (ADR)...........      7,575,700
     84,350   Schlumberger, Ltd.(a).........      5,762,159
    124,300   Unocal Corp. .................      4,443,725
                                              -------------
              TOTAL OIL AND GAS.............     17,781,584
                                              -------------
              PAPER AND FOREST PRODUCTS -- 1.95%
    133,200   Fort James Corp. .............      5,927,400
    118,800   UPM-Kymmene Corp. (ADR)(c)....      3,269,614
                                              -------------
              TOTAL PAPER AND FOREST
                PRODUCTS....................      9,197,014
                                              -------------
              PHARMACEUTICALS -- 2.99%
    209,400   Hoechst AG (ADR)..............     10,391,475
    123,792   IMC Global, Inc. .............      3,729,234
                                              -------------
              TOTAL PHARMACEUTICALS.........     14,120,709
                                              -------------
              RETAIL -- 1.82%
     55,900   Consolidated Stores
                Corp.(c)....................      2,026,375
    121,800   Federated Department Stores,
                Inc.(c).....................      6,554,362
                                              -------------
              TOTAL RETAIL..................      8,580,737
                                              -------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30 ,1998
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS -- 1.26%
     46,950   AT & T Corp. .................  $   2,682,019
     71,200   Bell Atlantic Corp. ..........      3,248,500
                                              -------------
              TOTAL TELECOMMUNICATIONS......      5,930,519
                                              -------------
              TOBACCO -- 1.90%
    228,200   Phillip Morris Companies,
                Inc. .......................      8,985,375
                                              -------------
              TRANSPORTATION -- 4.79%
     68,900   AMR Corp.(c)..................      5,735,925
     90,000   Burlington Northern Santa
                Fe..........................      8,836,875
    283,700   Canadian Pacific..............      8,049,987
                                              -------------
              TOTAL TRANSPORTATION..........     22,622,787
                                              -------------
              TOTAL COMMON STOCK (Cost
              $252,917,217).................    283,151,374
                                              -------------

 PRINCIPAL
-----------
              US GOVERNMENT SECURITIES -- 39.94%
              US TREASURY BONDS -- 8.99%
$11,975,000   7.25%, 05/15/16...............     14,033,203
 25,350,000   7.88%, 11/15/04...............     28,471,219
                                              -------------
              TOTAL US TREASURY BONDS.......     42,504,422
                                              -------------
              US TREASURY NOTES -- 30.95%
 10,650,000   8.50%, 02/15/00...............     11,132,573
 29,480,000   7.50%, 05/15/02(a)............     31,460,673
 28,625,000   5.75%, 08/15/03(a)............     28,929,141
 27,550,000   6.50%, 05/15/05...............     29,082,469
 41,810,000   7.00%, 07/15/06...............     45,677,425
                                              -------------
              TOTAL US TREASURY NOTES.......    146,282,281
                                              -------------
              TOTAL US GOVERNMENT SECURITIES
              (Cost $181,646,057)...........    188,786,703
                                              -------------
              COMMERCIAL PAPER -- 2.12%
 10,000,000   Lehman Brothers, Floating
                Rate, 5.68%, 01/22/99(b)
                (Cost $10,000,000)..........     10,000,000
                                              -------------
  SHARES
-----------
              REGULATED INVESTMENT COMPANIES -- 4.70%
  3,400,000   Janus Money Market Fund(b)....      3,400,000

  SHARES                                          VALUE
  ------                                      -------------
              REGULATED INVESTMENT COMPANIES (CONTINUED)
 18,811,533   Merrimac Cash Fund -- Premium
                Class(b)....................  $  18,811,533
                                              -------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $22,211,533)..................     22,211,533
                                              -------------

 PRINCIPAL
-----------

              TIME DEPOSITS -- 6.59%
$ 5,072,739   BankBoston, N.A., 6.58%,
                10/03/98(b).................      5,072,739
  5,589,888   Bank of Montreal, 5.59%,
                08/04/98(b).................      5,589,888
  6,739,177   Bank of Montreal, 5.58%,
                08/14/98(b).................      6,739,177
  5,015,171   Toronto Dominion, 5.58%,
                07/24/98(b).................      5,015,171
  8,719,352   Toronto Dominion, 5.57%,
                07/20/98(b).................      8,719,352
                                              -------------
              TOTAL TIME DEPOSITS
              (Cost $31,136,327)............     31,136,327
                                              -------------
              SHORT TERM CORPORATE NOTES -- 14.39%
 15,000,000   Bear Stearns and Company,
                6.63%, 07/06/98(b)..........     15,000,000
 25,000,000   JP Morgan Securities, Inc.,
                6.61%, 01/15/99(b)..........     25,000,000
  5,000,000   Morgan Stanley Dean Witter,
                6.60%, 07/07/98(b)..........      5,000,000
 18,000,000   Prudential Securities, Inc.,
                6.70%, 09/16/98(b)..........     18,000,000
  5,000,000   Republic New York Securities
                Corp., 6.65%, 01/12/99(b)...      5,000,000
                                              -------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $68,000,000)......     68,000,000
                                              -------------
              TOTAL SECURITIES
              (Cost $565,911,134)...........    603,285,937
                                              -------------
              REPURCHASE AGREEMENTS -- 11.25%
 25,000,000   With Goldman Sachs Corporate
                dated 06/30/98, 6.60%,
                repurchase proceeds at
                maturity $25,004,583,
                07/01/98, (Collateralized by
                Allstate Corp., 6.75%, due
                05/15/18, with a value of
                $977,083, J. Seagram & Sons,
                9.00%, due 08/15/21, with a
                value of $16,301,017, Socgen
                Real Estate, LLC, 7.64%, due
                09/03/49, with a value of
                $9,103,416)(b)..............     25,000,000

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                                 JUNE 30 ,1998
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              REPURCHASE AGREEMENTS (CONTINUED)
$28,160,000   With Morgan Stanley Dean
                Witter dated 06/30/98,
                6.60%, repurchase proceeds
                at maturity $28,165,163,
                07/01/98, (Collateralized by
                Cargill, Inc., 7.50%, due
                09/01/26, with a value of
                $4,167,721, Comerica Bank,
                7.88%, due 09/15/26, with a
                value of $626,020, US
                BanCorp, 8.00%, due
                07/02/04, with a value of
                $2,555,561, Hydro-Quebec,
                8.40%, due 01/15/22, with a
                value of $2,655,182, First
                Union Corp., 7.88%, due
                07/15/02, with a value of
                $2,490,488, Morgan Stanley
                Dean Witter, Convertible
                2.00%, due 03/29/02, with a
                value of $1,236,518, Morgan
                Stanley Dean Witter, 8.33%,
                due 01/15/07, with a value
                of $3,718,207, Philip
                Morris, 7.13%, due 08/15/02,
                with a value of $1,566,507,
                Quebec Province, 7.50%, due
                07/15/02, with a value of
                $6,234,703, Socgen Real
                Estate, LLC, 7.64%, due
                12/29/49, with a value of
                $4,567,091)(b)..............  $  28,160,000
                                              -------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $53,160,000)............     53,160,000
                                              -------------
              Total Investments -- 138.90%
              (Cost $619,071,134)...........    656,445,937
              Other assets less
              liabilities -- (38.90)%.......   (183,829,338)
                                              -------------
              NET ASSETS -- 100.00%.........  $ 472,616,599
                                              =============

The aggregate cost of securities for federal
income tax purposes at June 30, 1998, is
$619,071,134.
    Gross unrealized  appreciation...         $  42,390,674
    Gross unrealized depreciation...             (5,015,871)
    Net unrealized appreciation...            $  37,374,803
                                              =============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) -- American Depository Receipt

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCK -- 92.23%
             AEROSPACE -- 2.83%
    70,000   Northrop Grumman Corp. .......  $    7,218,750
   220,000   Textron, Inc. ................      15,771,250
   160,000   United Technologies ..........      14,800,000
                                             --------------
             TOTAL AEROSPACE...............      37,790,000
                                             --------------
             AUTOMOBILES -- 2.55%
   340,000   Ford Motor Company............      20,060,000
   210,000   General Motors Corp. .........      14,030,625
                                             --------------
             TOTAL AUTOMOBILES.............      34,090,625
                                             --------------
             BANKS -- 10.76%
   220,000   Bank of New York(c) ..........      13,351,250
   150,000   BankAmerica Corp. ............      12,965,625
   300,000   BankBoston Corp. .............      16,687,500
    90,000   Bankers Trust New York
               Corp. ......................      10,445,625
   190,000   Chase Manhattan Corp. ........      14,345,000
   210,000   First Union Corp. ............      12,232,500
   140,000   Fleet Financial Group,
               Inc. .......................      11,690,000
   200,000   H. F. Ahmanson & Company......      14,200,000
   200,000   Mellon Bank Corp. ............      13,925,000
   170,000   NationsBank Corp. ............      13,005,000
    30,000   Wells Fargo & Company.........      11,070,000
                                             --------------
             TOTAL BANKS...................     143,917,500
                                             --------------
             CHEMICALS -- 2.87%
   270,000   Du Pont (E.I.) de Nemours.....      20,148,750
   250,000   Olin Corp. ...................      10,421,875
    75,000   Rohm & Haas Company...........       7,795,313
                                             --------------
             TOTAL CHEMICALS...............      38,365,938
                                             --------------
             COMPUTERS AND OFFICE EQUIPMENT -- 5.02%
   250,000   General Signal................       9,000,000
   300,000   Harris Corp., Inc. ...........      13,406,250
   400,000   Pitney Bowes, Inc. ...........      19,250,000
   250,000   Xerox Corp. ..................      25,406,250
                                             --------------
             TOTAL COMPUTERS AND OFFICE
             EQUIPMENT.....................      67,062,500
                                             --------------
             CONSUMER GOODS AND SERVICES -- 8.10%
   250,000   Avon Products, Inc. ..........      19,375,000
   150,000   Colgate-Palmolive Company.....      13,200,000
   300,000   Dana Corp.(a).................      16,050,000
    70,000   Eastman Kodak Company(a)......       5,114,375
   190,000   Fortune Brands, Inc. .........       7,303,125
   520,000   General Electric Company......      47,320,000
                                             --------------
             TOTAL CONSUMER GOODS AND
             SERVICES......................     108,362,500
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCK (CONTINUED)
             ELECTRONICS -- 4.74%
   370,000   AMP, Inc. ....................  $   12,718,750
   150,000   Eaton Corp. ..................      11,662,500
   380,000   Edison International..........      11,233,750
   280,000   Emerson Electric..............      16,905,000
   220,000   Thomas & Betts Corp. .........      10,835,000
                                             --------------
             TOTAL ELECTRONICS.............      63,355,000
                                             --------------
             FINANCE -- 2.87%
   250,000   Fannie Mae....................      15,187,500
    90,000   J.P. Morgan & Company.........      10,541,250
   290,000   Washington Mutual, Inc. ......      12,596,875
                                             --------------
             TOTAL FINANCE.................      38,325,625
                                             --------------
             INDUSTRIAL -- 1.28%
   140,000   Carpenter Technology..........       7,035,000
   220,000   Harsco Corp. .................      10,078,750
                                             --------------
             TOTAL INDUSTRIAL..............      17,113,750
                                             --------------
             INSURANCE -- 3.77%
   270,000   CIGNA Corp. ..................      18,630,000
   200,000   Lincoln National Corp. .......      18,275,000
   320,000   St. Paul Companies............      13,460,000
                                             --------------
             TOTAL INSURANCE...............      50,365,000
                                             --------------
             MACHINERY -- 1.69%
   200,000   Caterpiller Inc.(a)...........      10,575,000
   220,000   Cooper Industries, Inc. ......      12,086,250
                                             --------------
             TOTAL MACHINERY...............      22,661,250
                                             --------------
             MANUFACTURING -- 0.74%
   120,000   Minnesota Mining &
               Manufacturing...............       9,862,500
                                             --------------
             MEDICAL AND OTHER HEALTH SERVICES -- 0.89%
   220,000   Baxter International, Inc. ...      11,838,750
                                             --------------
             METALS AND MINING -- 1.29%
   120,000   Reynolds Metals Company.......       6,712,500
   340,000   Timken Company................      10,476,250
                                             --------------
             TOTAL METALS AND MINING.......      17,188,750
                                             --------------

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCK (CONTINUED)
             OIL AND GAS -- 12.62%
   160,000   Amoco Corp. ..................  $    6,660,000
   100,000   Atlantic Richfield Company....       7,812,500
    95,000   British Petroleum PLC (ADR)...       8,383,750
   130,000   Chevron Corp. ................      10,798,125
   200,000   CMS Energy Corp. .............       8,800,000
   200,000   Consolidated Natural Gas......      11,775,000
   350,000   Dresser Industries, Inc. .....      15,421,875
   400,000   El Paso Natural Gas Company...      15,300,000
   180,000   Exxon Corp. ..................      12,836,250
   180,000   Mobil Corp. ..................      13,792,500
   360,000   Questar Corp. ................       7,065,000
   190,000   Royal Dutch Petroleum(a)......      10,414,375
   120,000   Texaco, Inc. .................       7,162,500
   260,000   USX-Marathon Group............       8,921,250
   700,000   Williams Companies, Inc. .....      23,625,000
                                             --------------
             TOTAL OIL AND GAS.............     168,768,125
                                             --------------
             PAPER AND FOREST PRODUCTS -- 2.68%
   140,000   Georgia-Pacific Group.........       8,251,250
   220,000   International Paper Company...       9,460,000
   180,000   Union Camp Corp. .............       8,932,500
   200,000   Weyerhaeuser Company..........       9,237,500
                                             --------------
             TOTAL PAPER AND FOREST
             PRODUCTS......................      35,881,250
                                             --------------
             PHARMACEUTICALS -- 7.15%
   430,000   American Home Products
               Corp. ......................      22,252,500
   170,000   Bristol-Myers Squibb
               Company.....................      19,539,375
   130,000   Eli Lilly & Company...........       8,588,125
    70,000   Merck & Company, Inc. ........       9,362,500
    80,000   Schering-Plough Corp. ........       7,330,000
   230,000   SmithKline Beecham PLC
               (ADR).......................      13,915,000
   210,000   Warner-Lambert Company........      14,568,750
                                             --------------
             TOTAL PHARMACEUTICALS.........      95,556,250
                                             --------------
             PUBLISHING -- 1.34%
   220,000   McGraw-Hill Companies,
               Inc. .......................      17,943,750
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCK (CONTINUED)
             REAL ESTATE INVESTMENT TRUSTS -- 3.64%
   110,000   Avalon Bay Apartment
               Communities.................  $    4,180,000
   160,000   Crescent Real Estate Equity
               Company.....................       5,380,000
   100,000   Developers Diversified Realty
               Corp. ......................       3,918,750
   220,000   Equity Office Properties......       6,242,500
   100,000   Equity Residential
               Properties..................       4,743,750
   115,000   FelCor Suite Hotels,
               Inc.(c).....................       3,608,125
   200,000   Health Care Property
               Investment, Inc. ...........       7,212,500
   125,000   Irvine Apartment
               Communities.................       3,617,187
   142,000   Public Storage, Inc. .........       3,976,000
   120,000   Starwood Hotels &
               Resorts(c)..................       5,797,500
                                             --------------
             TOTAL REAL ESTATE INVESTMENT
             TRUSTS........................      48,676,312
                                             --------------
             RETAIL -- 2.12%
   190,000   J.C. Penney Company, Inc. ....      13,739,375
   240,000   Sears Roebuck.................      14,655,000
                                             --------------
             TOTAL RETAIL..................      28,394,375
                                             --------------
             TELECOMMUNICATIONS -- 8.43%
   300,000   Ameritech Corp. ..............      13,462,500
   220,000   AT & T Corp. .................      12,567,500
   280,000   Bell Atlantic Corp. ..........      12,775,000
   190,000   Bellsouth Corp. ..............      12,753,750
   310,000   Frontier Corp. ...............       9,765,000
   240,000   GTE Corp. ....................      13,350,000
   330,000   SBC Communications, Inc. .....      13,200,000
   200,000   Sprint Corp. .................      14,100,000
   230,000   US West, Inc.(c)..............      10,810,000
                                             --------------
             TOTAL TELECOMMUNICATIONS......     112,783,750
                                             --------------
             TOBACCO -- 0.74%
   250,000   Philip Morris Companies,
               Inc. .......................       9,843,750
                                             --------------
             UTILITIES: ELECTRIC -- 4.11%
   190,000   American Electric Power,
               Inc. .......................       8,621,250
   200,000   Duke Energy Corp. ............      11,850,000
   200,000   Carolina Power & Light........       8,675,000
   280,000   Enron Corp. ..................      15,137,500
   170,000   FPL Group, Inc. ..............      10,710,000
                                             --------------
             TOTAL UTILITIES: ELECTRIC.....      54,993,750
                                             --------------
             TOTAL COMMON STOCK
             (Cost $833,420,496)...........   1,233,141,000
                                             --------------
             PREFERRED STOCK -- 0.53%
    95,000   Aetna Inc, 6.25%, (Cost
               $8,159,640)(a)..............       7,136,875
                                             --------------

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                     --------------
             REGULATED INVESTMENT COMPANY -- 0.11%
   600,000   Janus Money Market Fund(b)....  $      600,000
   900,000   Merrimac Cash Fund -- Premium
               Class(b)....................         900,000
                                             --------------
             TOTAL REGULATED INVESTMENT
             COMPANY (Cost $1,500,000).....       1,500,000
                                             --------------

PRINCIPAL
----------
             COMMERCIAL PAPER -- 7.13%
$5,100,000   Abbott Laboratories, 5.54%,
               07/28/98....................       5,078,809
 3,400,000   American Crystal Sugar
               Company, 5.78, 07/22/98.....       3,388,536
   300,000   American Express Credit
               Company, 5.52, 07/27/98.....         298,804
 5,000,000   American Express Credit
               Company, 5.51, 08/14/98.....       4,966,328
 3,000,000   Avco Financial Services, Inc.,
               5.56%, 08/24/98.............       2,974,980
 1,000,000   Avco Financial Services, Inc.,
               5.55%, 10/15/98.............         983,658
   700,000   CIT Group Holdings, 5.53%,
               07/27/98....................         697,204
 2,700,000   Chevron Oil Finance Company,
               5.50%, 07/27/98.............       2,689,275
 1,500,000   Enterprise Funding Corp.,
               5.52%, 07/10/98.............       1,497,930
 4,500,000   Enterprise Funding Corp.,
               5.53%, 07/15/98.............       4,490,323
 8,000,000   Enterprise Funding Corp.,
               5.51%, 08/04/98.............       7,958,369
 3,950,000   General Electric Capital,
               5.51%, 07/14/98.............       3,942,141
 6,400,000   General Electric Capital,
               5.53%, 08/27/98.............       6,343,963
   850,000   General Electric Capital Corp,
               5.52%, 07/08/98.............         849,088
   200,000   General Motors Acceptance,
               5.52%, 07/10/98.............         199,724
 3,700,000   General Motors Acceptance,
               5.52%, 07/27/98.............       3,685,249
 3,800,000   Houston Industries, 5.72%,
               07/06/98....................       3,796,981
 4,100,000   Lehman Brothers, Inc., 5.59%,
               07/17/98....................       4,089,814
 4,000,000   Merrill Lynch and Company,
               Inc., 5.56%, 07/30/98.......       3,982,084
 4,800,000   Merrill Lynch and Company,
               Inc., 5.54%, 07/31/98.......       4,777,840

PRINCIPAL                                        VALUE
---------                                    --------------
             COMMERCIAL PAPER (CONTINUED)
$2,300,000   Metlife Funding, Inc., 5.54%,
               07/22/98....................  $    2,292,567
 1,800,000   Panasonic Finance, 5.51%,
               07/14/98....................       1,796,419
 4,600,000   Prudential Funding Corp.,
               5.52%, 07/23/98.............       4,584,483
 7,500,000   Sears Roebuck Acceptance,
               5.52%, 07/17/98.............       7,481,600
10,000,000   Sears Roebuck and Company,
               5.52%, 07/24/98.............       9,964,733
   600,000   Transamerica Finance Corp.,
               5.51%, 07/10/98.............         599,173
 2,000,000   Union Bancal Corp., 5.51%,
               08/25/98....................       1,983,164
                                             --------------
             TOTAL COMMERCIAL PAPER (Cost
             $95,393,239)..................      95,393,239
                                             --------------
             TIME DEPOSITS -- 1.39%
10,034,018   BankBoston, N.A., 6.58%,
               10/03/98(b).................      10,034,018
 4,143,138   Bank of Montreal, 5.594%,
               08/04/98(b).................       4,143,138
 2,008,679   Bank of Montreal, 5.80%,
               08/14/98(b).................       2,008,679
 2,161,296   Toronto Dominion, 5.57%,
               07/20/98(b).................       2,161,296
   227,765   Toronto Dominion, 5.58%,
               07/24/98(b).................         227,765
                                             --------------
             TOTAL TIME DEPOSITS (Cost
             $18,574,896)..................      18,574,896
                                             --------------
             SHORT TERM CORPORATE NOTES -- 2.69%
10,000,000   Bear Stearns and Company Inc.,
               Floating Rate, 6.63%,
               07/06/98(b).................      10,000,000
15,000,000   JP Morgan Securities, Inc.,
               Floating Rate, 6.605%,
               01/15/99(b).................      15,000,000
11,000,000   Prudential Securities, Inc.,
               Floating Rate, 6.70%,
               09/16/98(b).................      11,000,000
                                             --------------
             TOTAL SHORT TERM CORPORATE
             NOTES (Cost $36,000,000)......      36,000,000
                                             --------------
             SHORT TERM US GOVERNMENT AGENCY
             SECURITIES -- 0.11%
             FANNIE MAE -- 0.02%
   300,000   5.47%, 07/22/98...............         299,043
                                             --------------
             FREDDIE MAC -- 0.09%
   700,000   5.42%, 07/02/98...............         699,895
   200,000   5.40%, 07/14/98...............         199,610

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL                                        VALUE
---------                                    --------------
             FREDDIE MAC (CONTINUED)
$  300,000   5.43%, 07/20/98...............  $      299,140
                                             --------------
             TOTAL FREDDIE MAC.............       1,198,645
                                             --------------
             TOTAL SHORT TERM US GOVERNMENT
             AGENCY SECURITIES (Cost
             $1,497,688)...................       1,497,688
                                             --------------
             Total Investments -- 104.19%
             (Cost $994,545,959)...........   1,393,243,698
             Other assets less
             liabilities -- (4.19)%........     (56,012,479)
                                             --------------
             NET ASSETS -- 100.00%.........  $1,337,231,219
                                             ==============



The aggregate cost of securities for federal income tax purposes at June 30, 1998, is $994,545,959.
The following amount is based on costs for federal income tax purposes:

    Gross unrealized appreciation..........  $413,650,985
    Gross unrealized depreciation..........   (14,953,246)
                                             ------------
    Net unrealized appreciation............  $398,697,739
                                             ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) -- American Depository Receipts

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                      ------------
            COMMON STOCK -- 97.07%
            AEROSPACE -- 1.64%
    62,100  Lockheed Martin Corp. ..........  $  6,574,837
                                              ------------
            BANKS -- 5.26%
    88,000  Bank One Corp. .................     4,911,500
    65,100  Chase Manhattan Corp. ..........     4,915,050
    99,000  First Union Corp. ..............     5,766,750
    72,200  NationsBank Corp.(c)............     5,523,300
                                              ------------
            TOTAL BANKS.....................    21,116,600
                                              ------------
            CHEMICALS -- 3.55%
    10,800  Air Products & Chemicals........       432,000
    42,100  Hercules, Inc. .................     1,731,362
    63,200  PPG Industries, Inc. ...........     4,396,350
   164,100  Praxair, Inc. ..................     7,681,931
                                              ------------
            TOTAL CHEMICALS.................    14,241,643
                                              ------------
            COMPUTERS AND OFFICE EQUIPMENT -- 5.45%
    81,900  International Business
              Machines......................     9,403,143
   242,300  Seagate Technology, Inc.(c).....     5,769,768
   154,600  Sun Microsystems, Inc.(c).......     6,715,437
                                              ------------
            TOTAL COMPUTERS AND OFFICE
            EQUIPMENT.......................    21,888,348
                                              ------------
            CONSUMER GOODS AND SERVICES -- 2.29%
    69,200  Dana Corp.......................     5,997,350
   112,100  Kimberly-Clark Corp.............     3,174,550
                                              ------------
            TOTAL CONSUMER GOODS AND
            SERVICES........................     9,171,900
                                              ------------
            DEFENSE -- 1.89%
    65,100  Raytheon Company -- Class A.....     3,751,387
    64,900  Raytheon Company -- Class
              B(a)..........................     3,837,212
                                              ------------
            TOTAL DEFENSE...................     7,588,599
                                              ------------
            ELECTRIC -- INTEGRATED -- 0.57%
    56,200  Dominion Resources Inc. ........     2,290,150
                                              ------------
            ELECTRONICS -- 3.03%
   143,500  AMP, Inc. ......................     4,932,812
   120,000  Emerson Electric................     7,245,000
                                              ------------
            TOTAL ELECTRONICS...............    12,177,812
                                              ------------
            FINANCE -- 1.85%
    50,300  American General Corp. .........     3,580,731
    44,100  Loews Corp. ....................     3,842,212
                                              ------------
            TOTAL FINANCE...................     7,422,943
                                              ------------

  SHARES                                         VALUE
  ------                                      ------------
            COMMON STOCK (CONTINUED)
            FOOD AND BEVERAGE -- 6.99%
   180,900  Anheuser Busch Companies,
              Inc. .........................  $  8,536,219
   390,093  Archer Daniels Midland..........     7,558,052
   203,500  Conagra, Inc. ..................     6,448,406
    80,600  General Mills, Inc. ............     5,511,025
                                              ------------
            TOTAL FOOD AND BEVERAGE.........    28,053,702
                                              ------------
            INSURANCE -- 10.24%
    96,100  Aetna, Inc. ....................     7,315,613
    46,200  Allstate Corp. .................     4,230,188
    89,000  Chubb Corp. ....................     7,153,375
    95,300  CIGNA Corp. ....................     6,575,700
    28,700  General Re Corp. ...............     7,275,450
   119,000  St. Paul Cos. ..................     5,005,438
    63,600  UNUM Corp. .....................     3,529,800
                                              ------------
            TOTAL INSURANCE.................    41,085,564
                                              ------------
            MACHINERY -- 2.09%
    83,400  Crown Cork & Seal, Inc. ........     3,961,500
    83,600  Deere & Company.................     4,420,350
                                              ------------
            TOTAL MACHINERY.................     8,381,850
                                              ------------
            MANUFACTURING -- 3.57%
   104,900  Corning, Inc. ..................     3,645,275
    89,700  Masco Corp. ....................     5,426,850
    63,900  Minnesota Mining & Mfg. ........     5,251,781
                                              ------------
            TOTAL MANUFACTURING.............    14,323,906
                                              ------------
            MEDIA -- 1.82%
    59,900  Gannett Company, Inc. ..........     4,256,644
    74,600  Comcast Corp. Class A...........     3,028,290
                                              ------------
            TOTAL MEDIA.....................     7,284,934
                                              ------------
            MEDICAL AND OTHER HEALTH
            SERVICES -- 2.78%
   151,000  Baxter International, Inc. .....     8,125,688
    96,500  Tenet Healthcare Corp. .........     3,015,625
                                              ------------
            TOTAL MEDICAL AND OTHER HEALTH
            SERVICES........................    11,141,313
                                              ------------
            METALS AND MINING -- 1.25%
    54,200  Aluminum Company of America.....     3,573,813
    61,000  Newmont Mining..................     1,441,125
                                              ------------
            TOTAL METALS AND MINING.........     5,014,938
                                              ------------

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                         VALUE
  ------                                      ------------
            COMMON STOCK (CONTINUED)
            OIL AND GAS -- 14.30%
    80,300  Amerada Hess Corp. .............  $  4,361,294
   122,100  Amoco Corp. ....................     5,082,413
    94,300  Atlantic Richfield Company......     7,367,188
   123,800  Baker Hughes, Inc.(a)...........     4,278,838
    95,300  Burlington Resources, Inc. .....     4,103,856
    28,000  Chevron Corp. ..................     2,325,750
    87,700  Halliburton Company.............     3,908,131
   213,900  Occidental Petroleum............     5,775,300
    99,500  Tenneco, Inc. ..................     3,787,219
    75,700  Texaco, Inc. ...................     4,518,344
   238,600  Union Pacific Resources Group...     4,190,413
   215,700  Unocal Corp. ...................     7,711,275
                                              ------------
            TOTAL OIL AND GAS...............    57,410,021
                                              ------------
            PAPER AND FOREST
              PRODUCTS -- 3.00%
    63,100  Champion International..........     3,103,731
   158,800  Fort James Corp. ...............     7,066,600
    40,800  Weyerhauser Company(c)..........     1,884,450
                                              ------------
            TOTAL PAPER AND FOREST
              PRODUCTS......................    12,054,781
                                              ------------
            PHARMACEUTICALS -- 1.53%
   150,300  Abbott Laboratories.............     6,143,513
                                              ------------
            RETAIL -- 6.37%
   189,100  American Stores Company.........     4,573,856
   112,900  Consolidated Stores Corp.(c)....     4,092,625
    90,500  Dillards, Inc. Class A..........     3,750,094
   129,700  Federated Department
              Stores(a)(c)..................     6,979,481
    39,600  May Department Stores...........     2,593,800
   186,700  Venator Group Inc. .............     3,570,638
                                              ------------
            TOTAL RETAIL....................    25,560,494
                                              ------------
            RETAIL -- TOY STORE -- 0.63%
   106,900  Toys "R" Us, Inc.(c)............     2,518,831
                                              ------------
            SEMICONDUCTORS -- 0.62%
   189,600  National Semiconductor
              Corp.(c)......................     2,500,350
                                              ------------
            TELECOMMUNICATIONS -- 6.15%
    84,000  AT & T Corp. ...................     4,798,500
    74,300  GTE Corp. ......................     4,132,938
   135,002  Bell Atlantic Corp. ............     6,159,466
    77,100  Motorola, Inc. .................     4,052,569
   114,500  SBC Communications, Inc. .......     4,580,000
    19,900  Worldcom, Inc.(a)(c)............       963,906
                                              ------------
            TOTAL TELECOMMUNICATIONS........    24,687,379
                                              ------------

  SHARES                                         VALUE
  ------                                      ------------
            COMMON STOCK (CONTINUED)
            TIRE AND RUBBER -- 0.74%
    45,900  Goodyear Tire & Rubber
              Company.......................  $  2,957,681
                                              ------------
            TRANSPORTATION -- 5.61%
   178,400  Allied Signal, Inc..............     7,916,500
    80,700  Burlington Northern Santa Fe....     7,923,730
   147,000  CSX Corp........................     6,688,500
                                              ------------
            TOTAL TRANSPORTATION............    22,528,730
                                              ------------
            UTILITIES: ELECTRIC -- 3.85%
    35,400  Consolidated Edison of N.Y. ....     1,630,613
   149,200  Pacificorp......................     3,375,650
   140,100  Southern Company................     3,879,019
   158,100  Texas Utilities Company(a)......     6,580,913
                                              ------------
            TOTAL UTILITIES: ELECTRIC.......    15,466,195
                                              ------------
            TOTAL COMMON STOCK
            (Cost $382,595,969).............   389,587,014
                                              ------------
            REGULATED INVESTMENT COMPANY -- 2.42%
 9,700,000  Janus Money Market Fund(b) (Cost
              $9,700,000)...................     9,700,000
                                              ------------

PRINCIPAL
----------
            SHORT TERM CORPORATE NOTES -- 1.25%
$5,000,000  Republic New York Securities
              Corp., Floating Rate, 6.65%,
              01/12/99(b)(Cost
              $5,000,000)...................     5,000,000
                                              ------------
            TIME DEPOSITS -- 4.01%
   733,688  Totonto Dominion, 5.57%,
              07/20/98(b)...................       733,688
   816,753  Totonto Dominion, 5.58%,
              07/24/98(b)...................       816,753
 9,325,204  Bank of Montreal, 5.59%,
              08/04/98(b)...................     9,325,204
   104,702  Bank of Montreal, 5.58%,
              08/14/98(b)...................       104,702
 5,111,153  BankBoston, N.A., 6.58%,
              10/03/98(b)...................     5,111,153
                                              ------------
            TOTAL TIME DEPOSITS
            (Cost $16,091,500)..............    16,091,500
                                              ------------
            TOTAL SECURITIES
            (Cost $413,387,469).............   420,378,514
                                              ------------

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

PRINCIPAL                                        VALUE
---------                                     ------------
            REPURCHASE AGREEMENT -- 2.88%
$11,567,698 With Investors Bank & Trust
              dated 06/30/98, 5.20%,
              repurchase proceeds at
              maturity $11,569,369, 07/01/98
              (Collateralized by various
              Government National Mortgage
              Association obligations,
              7.00% -- 7.35%, due 08/20/23
              to 07/20/25, with a total
              value of $12,146,366 (Cost
              $11,567,698)..................  $ 11,567,698
                                              ------------
            Total Investments -- 107.63%
            (Cost $424,955,167).............   431,946,212
            Other assets less
            liabilities -- (7.63)%..........   (30,608,240)
                                              ------------
            NET ASSETS -- 100.00%...........  $401,337,972
                                              ============

The aggregate cost of securities for federal income tax
purposes at June 30, 1998, is $424,955,167.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $ 22,451,477
    Gross unrealized depreciation..........   (15,460,432)
                                             ------------
    Net unrealized appreciation............  $  6,991,045
                                             ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

    SHARES                                        VALUE
    ------                                     ------------
                COMMON STOCK -- 98.11%
                ADVERTISING -- 0.90%
       81,500   Interpublic Group, Inc. .....  $  4,946,031
                                               ------------
                APPAREL -- 2.73%
      300,400   CVS Corp. ...................    11,696,825
       91,000   Jones Apparel Group, Inc. ...     3,327,187
                                               ------------
                TOTAL APPAREL................    15,024,012
                                               ------------
                BANKS -- 7.25%
       35,700   Associates First Capital
                  Corp. .....................     2,744,437
      146,900   BankAmerica Corp. ...........    12,697,669
       59,500   Chase Manhattan Corp. .......     4,492,250
       80,250   Comerica, Inc. ..............     5,316,562
       65,350   Fifth Third Bancorp..........     4,117,050
      191,200   MBNA Corp. ..................     6,309,600
       67,600   Norwest Corp. ...............     2,526,550
       39,700   Southtrust Corp. ............     1,726,950
                                               ------------
                TOTAL BANKS..................    39,931,068
                                               ------------
                CHEMICALS -- 1.07%
       44,300   Merck & Company, Inc. .......     5,925,125
                                               ------------
                COMPUTER SOFTWARE AND SERVICES -- 11.67%
       39,700   America Online, Inc. ........     4,208,200
      178,000   BMC Software, Inc. ..........     9,244,875
       78,600   Cisco Systems, Inc. .........     7,236,112
      134,800   Computer Associates
                  International, Inc. .......     7,489,825
       90,900   Compuware Corp. .............     4,647,262
      222,000   HBO & Company................     7,825,500
      150,800   Microsoft Corp. .............    16,342,950
      119,000   Parametric Technology
                  Corp. .....................     3,227,875
       88,000   Peoplesoft...................     4,136,000
                                               ------------
                TOTAL COMPUTER SOFTWARE AND
                SERVICES.....................    64,358,599
                                               ------------
                COMPUTERS AND OFFICE EQUIPMENT -- 2.66%
       35,900   Dell Computer Corp. .........     3,331,969
      149,300   EMC Corp. ...................     6,690,506
       96,600   Pitney Bowes, Inc. ..........     4,648,875
                                               ------------
                TOTAL COMPUTER AND OFFICE
                EQUIPMENT....................    14,671,350
                                               ------------
                CONSUMER GOODS AND SERVICES -- 7.30%
      330,700   Cendant Corp. ...............     6,903,362
       32,200   Clorox Company...............     3,071,075
       62,800   Colgate-Palmolive Company....     5,526,400
      176,000   General Electric Company.....    16,016,000
       94,700   Proctor & Gamble Company.....     8,623,619
        1,800   ServiceMaster Company........        68,513
                                               ------------
                TOTAL CONSUMER GOODS AND
                SERVICES.....................    40,208,969
                                               ------------

    SHARES                                        VALUE
    ------                                     ------------
                COMMON STOCK (CONTINUED)
                ENVIRONMENTAL MANAGEMENT SERVICES -- 0.83%
       92,300   USA Waste Services,
                  Inc.(a)....................  $  4,557,313
                                               ------------
                FINANCIAL SERVICES -- 7.14%
      104,600   American Express Company.....    11,924,400
       78,500   Equitable Companies, Inc. ...     5,882,594
      141,200   Freddie Mac..................     6,645,225
       18,100   J.P. Morgan & Company........     2,119,962
       86,700   Morgan Stanley Dean Witter...     7,922,212
       83,900   SunAmerica Inc.(a)...........     4,819,006
                                               ------------
                TOTAL FINANCE................    39,313,399
                                               ------------
                FOOD AND BEVERAGE -- 2.92%
      164,600   Coca-Cola Enterprises,
                  Inc. ......................     6,460,550
      142,800   Safeway, Inc. ...............     5,810,175
       68,200   Sara Lee Corp. ..............     3,814,937
                                               ------------
                TOTAL FOOD AND BEVERAGE......    16,085,662
                                               ------------
                INSURANCE -- 5.36%
       64,100   American International
                  Group......................     9,358,600
       97,000   Conseco, Inc.(a).............     4,534,750
      257,497   Travelers Group, Inc. .......    15,610,756
                                               ------------
                TOTAL INSURANCE..............    29,504,106
                                               ------------
                LEISURE AND RECREATION -- 1.80%
      176,000   Carnival Corp., Class A......     6,974,000
       90,200   Marriott International, Inc.,
                  Class A....................     2,920,225
                                               ------------
                TOTAL LEISURE AND
                RECREATION...................     9,894,225
                                               ------------
                MACHINERY -- 1.22%
      151,900   Ingersoll-Rand Company.......     6,693,094
                                               ------------
                MANUFACTURING -- 4.84%
       86,700   Masco Corp. .................     5,245,350
       62,400   Owens-Illinois, Inc. ........     2,792,400
      295,800   Tyco International Ltd.(a)...    18,635,400
                                               ------------
                TOTAL MANUFACTURING..........    26,673,150
                                               ------------
                MEDIA -- 4.40%
      261,500   CBS Corp. ...................     8,302,625
      147,800   Gannett Company, Inc. .......    10,503,037
       63,300   Time Warner Inc. ............     5,408,194
                                               ------------
                TOTAL MEDIA..................    24,213,856
                                               ------------
                MEDICAL AND OTHER HEALTH SERVICES -- 2.48%
       50,600   Cardinal Health, Inc.(a).....     4,743,750
      175,900   Healthsouth Corp.............     4,694,331
       18,500   McKesson Corp.(a)............     1,503,125
       54,800   Quintiles Transnational
                  Corp. .....................     2,695,475
                                               ------------
                TOTAL MEDICAL AND OTHER
                HEALTH SERVICES..............    13,636,681
                                               ------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

    SHARES                                        VALUE
    ------                                     ------------
                COMMON STOCK (CONTINUED)
                OIL AND GAS -- 1.72%
       39,400   Cooper Cameron Corp. ........  $  2,009,400
       68,200   Exxon Corp...................     4,863,512
       30,700   Western Atlas, Inc. .........     2,605,663
                                               ------------
                TOTAL OIL AND GAS............     9,478,575
                                               ------------
                PHARMACEUTICALS -- 9.51%
       92,000   Bristol-Myers Squibb
                  Company....................    10,574,250
      103,100   Eli Lilly & Company..........     6,811,044
       97,400   Pfizer, Inc. ................    10,586,163
      111,100   Schering-Plough Corp. .......    10,179,538
      205,300   Warner Lambert Company.......    14,242,688
                                               ------------
                TOTAL PHARMACEUTICALS........    52,393,683
                                               ------------
                RETAIL -- 10.92%
      167,900   Costco Companies, Inc. ......    10,588,194
      167,300   Dayton-Hudson Corp...........     8,114,050
       53,800   Fred Meyer, Inc. ............     2,286,500
       64,700   Estee Lauder Companies, Class
                  A(a).......................     4,508,781
       76,300   Home Depot, Inc. ............     6,337,669
       76,700   Office Depot, Inc.(a)........     2,420,844
      246,000   TJX Companies, Inc. .........     5,949,225
      223,200   Wal-Mart Stores, Inc.(a).....    13,559,400
      155,200   Walgreen Company.............     6,411,700
                                               ------------
                TOTAL RETAIL.................    60,176,363
                                               ------------
                TELECOMMUNICATIONS -- 10.55%
       82,200   Airtouch Communications,
                  Inc. ......................     4,803,563
      127,800   AT&T Corp.(a)................     7,300,575
      146,700   Lucent Technologies..........    12,203,606
       61,200   Northern Telecom Ltd. .......     3,473,100
      107,200   Sprint Corp. ................     7,557,600
      252,700   Tele-Communications TCI
                  Ventures Group.............     5,054,000
      169,000   Tele-Communications TCI
                  Ventures Group, Class A....     6,495,938
       80,800   Tellabs, Inc.(a).............     5,787,300
      112,700   WorldCom, Inc. ..............     5,458,906
                                               ------------
                TOTAL TELECOMMUNICATIONS.....    58,134,588
                                               ------------
                TRANSPORTATION -- 0.84%
       55,400   AMR Corp. ...................     4,612,050
                                               ------------
                TOTAL COMMON STOCK (Cost
                $400,631,187)................   540,431,899
                                               ------------

    SHARES                                        VALUE
    ------                                     ------------
                COMMON STOCK (CONTINUED)
                REGULATED INVESTMENT COMPANIES -- 3.96%
   10,300,000   Janus Money Market Fund(b)...  $ 10,300,000
   11,494,494   Merrimac Cash Fund -- Premium
                  Class(b)...................    11,494,494
                                               ------------
                TOTAL REGULATED INVESTMENT
                COMPANIES (Cost
                $21,794,494).................    21,794,494
                                               ------------

   PRINCIPAL
  -----------
                TIME DEPOSITS -- 4.01%
  $13,678,688   BankBoston, N.A., 6.58%,
                  10/03/98(b)................    13,678,688
    5,772,740   Bank of Montreal, 5.59%,
                  08/04/98(b)................     5,772,740
    1,623,950   Bank of Montreal, 5.58%,
                  08/14/98(b)................     1,623,950
    1,016,728   Toronto Dominion, 5.58%,
                  07/24/98(b)................     1,016,728
                                               ------------
                TOTAL TIME DEPOSITS (Cost
                $40,092,106).................    22,092,106
                                               ------------
                SHORT TERM CORPORATE NOTES -- 3.27%
   14,000,000   Morgan Stanley Dean Witter,
                  Floating Rate, 6.60%,
                  07/07/98(b)................    14,000,000
    4,000,000   Republic New York Securities
                  Corp., Floating Rate,
                  6.65%, 01/12/99(b).........     4,000,000
                                               ------------
                TOTAL SHORT TERM CORPORATE
                NOTES........................    18,000,000
                                               ------------
                TOTAL SECURITIES (Cost
                $462,517,787)................   602,318,499
                                               ------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                                 JUNE 30, 1998

<Capton>                                  (UNAUDITED)
   PRINCIPAL                                      VALUE
  -----------                                  ------------
                REPURCHASE AGREEMENTS -- 1.92%
  $10,606,060   With Investors Bank & Trust,
                  dated 06/30/98, 5.20%,
                  repurchase proceeds at
                  maturity $10,607,592,
                  07/01/98. (Collateralized
                  by Government National
                  Mortgage Association,
                  7.50%, due 12/20/10 with a
                  value of $1,195,419 and
                  Government National
                  Mortgage Association,
                  Adjustable Rate Mortgage,
                  7.00%, due 08/20/24 with a
                  value of $9,941,458) (Cost
                  $10,606,060)...............  $ 10,606,060
                                               ------------
                Total Investments -- 111.27%
                (Cost $473,123,847)..........   612,924,559
                Other assets less
                liabilities -- (11.27)%......   (62,092,261)
                                               ------------
                NET ASSETS -- 100.00%........  $550,832,298
                                               ============




The aggregate cost of investments for federal income tax purposes at June 30, 1998 is $473,123,847.
The following amount is based on costs for federal income tax purposes:

    Gross unrealized appreciation..........  $147,001,689
    Gross unrealized depreciation..........    (7,200,977)
                                             ------------
    Net unrealized appreciation............  $139,800,712
                                             ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(ADR) -- American Depository Receipt

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 97.56%
              ADVERTISING -- 0.94%
     83,700   Interpublic Group, Inc. .......  $  5,079,544
                                               ------------
              APPAREL -- 0.29%
     40,000   CVS Corp. .....................     1,557,500
                                               ------------
              BANKS -- 1.35%
     35,000   Associates First Capital
                Corp. .......................     2,690,625
     15,000   Bankamerica Corp. .............     1,296,562
     55,000   Bank of New York...............     3,337,812
                                               ------------
              TOTAL BANKS....................     7,324,999
                                               ------------
              BUSINESS SERVICES -- 1.10%
     62,000   Gartner Group, Inc., Class
                A(c).........................     2,170,000
    133,400   Manpower, Inc. ................     3,826,913
                                               ------------
              TOTAL BUSINESS SERVICES........     5,996,913
                                               ------------
              CHEMICALS -- 0.72%
     70,000   Monsanto Co. ..................     3,911,250
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 10.27%
     60,000   America Online, Inc............     6,360,000
    194,100   Cisco Systems, Inc.(c).........    17,869,331
     69,000   Computer Associates
                International, Inc. .........     3,833,812
     85,700   Electronic Arts(c).............     4,627,800
    178,200   Microsoft Corp.(c).............    19,312,425
     80,000   PeopleSoft, Inc.(c)............     3,760,000
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................    55,763,368
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 3.72%
     32,000   Dell Computer Corp.(c).........     2,970,000
     90,000   EMC Corp./Mass(c)..............     4,033,125
    199,800   Hewlett-Packard Company........    11,963,025
     12,000   Xerox Corp. ...................     1,219,500
                                               ------------
              TOTAL COMPUTER AND OFFICE
              EQUIPMENT......................    20,185,650
                                               ------------
              CONSUMER GOODS AND SERVICES -- 12.00%
    100,000   Cendant Corp.(c)...............     2,087,500
      7,100   Clorox Company(c)..............       677,162
     55,000   Colgate-Palmolive Company......     4,840,000
    191,200   General Electric Company.......    17,399,200
    314,200   Gillette Company...............    17,811,213
    244,500   Proctor & Gamble Company.......    22,264,781
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    65,079,856
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              ELECTRONICS -- 1.27%
     37,000   General Motors Corp.,
                Class H(c)...................  $  1,743,625
    122,500   Solectron Corp.(c).............     5,152,656
                                               ------------
              TOTAL ELECTRONICS..............     6,896,281
                                               ------------
              FINANCE -- 3.73%
     81,200   American Express Company.......     9,256,800
     90,000   Amresco, Inc.(c)...............     2,621,250
     37,000   Fannie Mae.....................     2,247,750
     30,000   Freddie Mac....................     1,411,875
     40,000   Newcourt Credit Corp.(c).......     1,967,500
     45,000   Travelers Group, Inc. .........     2,728,125
                                               ------------
              TOTAL FINANCE..................    20,233,300
                                               ------------
              FOOD AND BEVERAGE -- 6.00%
    227,900   Coca-Cola Company..............    19,485,450
    175,000   Coca-Cola Enterprises, Inc. ...     6,868,750
    150,000   Pepsico, Inc. .................     6,178,125
                                               ------------
              TOTAL FOOD AND BEVERAGE........    32,532,325
                                               ------------
              INSURANCE -- 2.75%
     93,200   American International Group...    13,607,200
     30,000   Washington Mutual, Inc. .......     1,303,125
                                               ------------
              TOTAL INSURANCE................    14,910,325
                                               ------------
              LEISURE AND RECREATION -- 3.21%
    217,000   Host Marriott Corp.(c).........     3,865,313
    146,400   Marriot International, Inc.,
                Class A(a)...................     4,739,700
     84,100   Walt Disney Company............     8,835,756
                                               ------------
              TOTAL LEISURE AND RECREATION...    17,440,769
                                               ------------
              MANUFACTURING -- 3.78%
     15,000   Honeywell, Inc. ...............     1,253,438
    224,700   Mattel, Inc. ..................     9,507,619
    155,000   Tyco International Ltd.(a).....     9,765,000
                                               ------------
              TOTAL MANUFACTURING............    20,526,057
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 8.96%
     35,000   Bausch & Lomb, Inc.(c).........     1,754,375
    155,400   Boston Scientific Corp.(c).....    11,130,525
     10,400   Centocor, Inc.(c)..............       377,000
    199,600   Johnson & Johnson..............    14,720,500
    221,700   Medtronics, Inc. ..............    14,133,375

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
     50,000   Sofamor Danek Group, Inc.(c)...  $  4,328,125
     70,000   Tenet Healthcare Corp.(c)......     2,187,500
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................    48,631,400
                                               ------------
              OIL AND GAS -- 2.14%
    102,200   Baker Hughes, Inc.(a)..........     3,532,287
    117,900   Schlumberger Ltd.(a)...........     8,054,044
                                               ------------
              TOTAL OIL AND GAS..............    11,586,331
                                               ------------
              PHARMACEUTICALS -- 15.70%
     83,000   Alza Corp.(c)..................     3,589,750
    105,000   American Home Products
                Corp. .......................     5,433,750
     91,200   Bristol-Myers Squibb Company...    10,482,300
    312,100   Eli Lilly & Company............    20,618,106
     41,900   Merck & Company, Inc. .........     5,604,125
     69,600   Penederm, Inc.(c)..............     1,392,000
    196,000   Pfizer, Inc. ..................    21,302,750
     19,000   Sepracor, Inc.(c)..............       788,500
     50,000   Smithkline Beecham PLC (ADR)...     3,025,000
    165,000   Warner-Lambert Company.........    11,446,875
     33,000   Zeneca Group PLC (ADR)(a)......     1,447,875
                                               ------------
              TOTAL PHARMACEUTICALS..........    85,131,031
                                               ------------
              RESTAURANTS -- 3.13%
     94,800   Cracker Barrel Old Country
                Store, Inc. .................     3,009,900
    202,500   McDonald's Corp. ..............    13,972,500
                                               ------------
              TOTAL RESTAURANTS..............    16,982,400
                                               ------------
              RETAIL -- 5.60%
     40,000   Dayton-Hudson Corp. ...........     1,940,000
     90,000   Family Dollar Stores...........     1,665,000
    122,500   Gap Stores.....................     7,549,062
    186,100   Home Depot, Inc. ..............    15,457,931
     20,000   Nordstrom Inc. ................     1,545,000
     70,000   Office Depot(a)(c).............     2,209,375
                                               ------------
              TOTAL RETAIL...................    30,366,368
                                               ------------
              SEMICONDUCTORS -- 2.54%
     40,000   Altera Corp.(c)................     1,182,500
    170,200   Intel Corp. ...................    12,616,075
                                               ------------
              TOTAL SEMICONDUCTORS...........    13,798,575
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              TELECOMMUNICATIONS -- 6.36%
    230,800   Ericsson L M Telephone (ADR)...  $  6,606,650
     50,000   Intermedia Communications,
                Inc.(c)......................     2,096,875
     75,000   Lucent Technologies............     6,239,063
    100,000   Nextel Communications, Inc.
                Class A(a)(c)................     2,487,500
     60,000   Nokia Corp. (ADR)..............     4,353,750
     45,000   SBC Communications, Inc. ......     1,800,000
    225,000   Worldcom, Inc.(c)..............    10,898,438
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    34,482,276
                                               ------------
              THERAPEUTICS -- 1.50%
    112,000   Amgen, Inc.(c).................     7,322,000
     26,500   SangStat Medical Corp.(c)......       831,438
                                               ------------
              TOTAL THERAPEUTICS.............     8,153,438
                                               ------------
              TOBACCO -- 0.50%
     69,000   Philip Morris Companies,
                Inc. ........................     2,716,875
                                               ------------
              TOTAL COMMON STOCK (Cost
              $420,865,182)..................   529,286,831
                                               ------------


              REGULATED INVESTMENT COMPANIES -- 1.10%
  5,000,000   Janus Money Market Fund(b).....     5,000,000
    988,851   Merrimac Cash Fund -- Premium
                Class(b).....................       988,851
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $5,988,851)....     5,988,851
                                               ------------
 PRINCIPAL
-----------
              SHORT TERM CORPORATE NOTES -- 5.72%
$ 5,000,000   Morgan Stanley Dean Witter,
                Floating Rate, 6.60%,
                07/07/98(b)..................    10,000,000
  6,000,000   Republic New York Securities
                Corp., Floating Rate, 6.65%,
                01/12/99(b)..................     6,000,000
 15,000,000   JP Morgan Securities Inc.,
                Floating Rate, 6.605%,
                01/15/99(b)..................    15,000,000
                                               ------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $31,000,000).......    31,000,000
                                               ------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMON STOCK (CONTINUED)
              TIME DEPOSITS -- 2.43%
$ 2,370,371   BankBoston, N.A., 6.58%,
                10/03/98(b)..................  $  2,370,371
  1,184,687   Bank of Montreal, 5.59%,
                08/04/98(b)..................     1,184,687
  4,809,758   Bank of Montreal, 5.58%,
                08/14/98(b)..................     4,809,758
  3,078,397   Toronto Dominion, 5.57%,
                07/20/98(b)..................     3,078,397
  1,749,804   Toronto Dominion, 5.58%,
                07/24/98(b)..................     1,749,804
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $13,193,017)...................    13,193,017
                                               ------------
              TOTAL SECURITIES (Cost
              $471,047,050)..................   579,468,699
                                               ------------
  2,956,018   REPURCHASE AGREEMENTS -- 2.40%
              With Investors Bank & Trust,
                dated 06/30/98, 5.20%,
                repurchase proceeds at
                maturity $2,956,445, 07/01/98
                (Collateralized by Fannie
                Mae, 7.50%, due 06/01/13 with
                a value of $3,103,826).......     2,956,018
 10,079,187   With Investors Bank & Trust,
                dated 06/30/98, 5.20%,
                repurchase proceeds at
                maturity $10,080,643,
                07/01/98 (Collateralized by
                Fannie Mae, Floating rate,
                6.74%, due 011/25/22 and
                First Chicago Capital, 6.27%,
                due 02/01/27 with a value of
                $10,583,491).................    10,079,187
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $13,035,205).............    13,035,205
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMON STOCK (CONTINUED)
              Total Investments -- 109.21%
              (Cost $484,082,255)............  $592,503,904
              Other assets less
              liabilities -- (9.21)%.........   (49,950,508)
                                               ------------
              NET ASSETS -- 100.00%..........  $542,553,396
                                               ============



The aggregate cost of securities for federal income tax purposes at June 30, 1998, is $484,082,255.

The following amount is based on costs for federal income tax purposes:

    Gross unrealized appreciation..........  $115,048,383
    Gross unrealized depreciation..........    (6,626,734)
                                             ------------
    Net unrealized appreciation............  $108,421,649
                                             ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) -- American Depository Receipts

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 94.69%
              ADVERTISING -- 2.40%
     83,600   Lamar Advertising Company(c)...  $  2,999,150
    392,100   Snyder Communications,
                Inc.(c)......................    17,252,400
                                               ------------
              TOTAL ADVERTISING..............    20,251,550
                                               ------------
              AEROSPACE -- 1.48%
    219,900   AAR Corp.......................     6,500,794
    123,000   Gulfstream Aerospace
                Corp.(c).....................     5,719,500
      7,400   Kellstrom Industries,
                Inc.(c)......................       214,368
                                               ------------
              TOTAL AEROSPACE................    12,434,662
                                               ------------
              AUTOMOTIVE PRODUCTIVES -- 0.31%
     62,100   United Rentals, Inc.(a)(c).....     2,608,200
                                               ------------
              BANKS -- 3.84%
    223,586   Charter One Financials,
                Inc. ........................     7,532,053
    125,600   First Savings Bank of
                Washington...................     3,171,400
    163,079   HUBCO, Inc. ...................     5,840,267
     68,455   Mercantile Bancorporation......     3,448,421
     59,500   NSS Bancorp, Inc.,(a)..........     3,332,000
    165,000   Peoples Bank...................     5,713,125
    145,400   Sterling Financial Corp.(c)....     3,307,850
                                               ------------
              TOTAL BANKS....................    32,345,116
                                               ------------
              BUSINESS SERVICES -- 5.48%
     48,400   Abacus Direct Corp.(c).........     2,513,775
    102,600   ABM Industries, Inc. ..........     2,859,975
    125,100   Accustaff, Inc.(a)(c)..........     3,909,375
     78,700   Alternative Resources
                Corp.(c).....................       973,912
    117,700   Applied Graphics Technologies,
                Inc.(c)......................     5,384,775
     86,200   Diamond Technology Partners,
                Inc.(c)......................     2,607,550
     89,000   F.Y.I., Inc.(c)................     2,536,500
     48,500   Iron Mountain, Inc.(c).........     2,170,375
     51,600   Manpower, Inc. ................     1,480,275
     53,800   MARC, Inc. ....................       887,700
     68,100   Metamor Worldwide, Inc.(c).....     2,396,269
    312,300   Metzler Group, Inc.(c).........    11,437,987
     80,700   Pre-Paid Legal Services,
                Inc.(c)......................     2,547,094
    257,500   Protection One, Inc. ..........     2,816,406
     60,000   Volt Information Sciences,
                Inc.(c)......................     1,627,500
                                               ------------
              TOTAL BUSINESS SERVICES........    46,149,468
                                               ------------
              CHEMICALS -- 0.21%
     52,400   Chemed Corp. ..................     1,784,875
                                               ------------
              COMMUNICATIONS -- 3.30%
     82,000   American Tower Corp. -- Class
                A(a)(c)......................     2,044,875

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              COMMUNICATIONS (CONTINUED)
    302,900   Arch Communications Group,
                Inc.(c)......................  $  1,192,669
     66,800   DSP Communications, Inc.(c)....       918,500
     50,100   Jacor Communications,
                Inc.(c)......................     2,955,900
     13,700   Jones Intercable, Inc.(c)......       339,075
    139,100   Jones Intercable, Inc. -- Class
                A............................     3,477,500
     66,700   Iridium World Communication,
                Inc.(a)(c)...................     3,547,606
    109,000   Inter-Tel, Inc. ...............     1,744,000
     68,800   Liberty Media Group -- Class
                A(c).........................     2,670,300
    220,700   PMT Services, Inc.(c)..........     5,614,056
     52,025   Qwest Communications
                International, Inc.,(a)(c)...     1,814,360
    107,718   Saga Communications, Inc.(c)...     1,508,052
                                               ------------
              TOTAL COMMUNICATIONS...........    27,826,893
                                               ------------
              COMPUTER AND SOFTWARE SERVICES -- 9.76%
     84,200   Affiliated Computer Services,
                Inc. -- Class A(c)...........     3,241,700
     44,700   American Business Information,
                Inc.(c)......................       715,200
     87,400   American Business Information,
                Inc. -- Class A(c)...........     1,332,850
     96,800   BEA Systems, Inc.(a)(c)........     2,220,350
     74,900   CACI International, Inc.(c)....     1,577,581
     87,300   Computer Horizons Corp.(c).....     3,235,556
     40,800   Computer Management
                Sciences(c)..................       969,000
    107,181   Concord EFS, Inc.(a)...........     2,800,110
     90,800   Dendrite International,
                Inc.(c)......................     3,416,350
     78,500   Documentum, Inc.(a)(c).........     3,768,000
     60,500   Electric Arts, Inc.(c).........     3,267,000
     90,800   IDX Systems Corp.(c)...........     4,182,475
     62,150   Information Management
                Resources, Inc.(c)...........     2,101,447
     59,800   International Network
                Services(c)..................     2,451,800
     31,400   Jack Henry & Associates,
                Inc. ........................     1,079,375
     59,100   JDA Software Group, Inc.(c)....     2,585,625
     45,900   Legato Systems, Inc.(c)........     1,790,100
     62,600   Microsoft Corp.(c).............     6,784,275
     17,000   National Computer System,
                Inc. ........................       408,000
    117,100   Network Appliance, Inc.(c).....     4,559,581
    138,900   Parametric Technology
                Corp.(c).....................     3,767,662
     44,700   Pegasystems, Inc.(a)(c)........     1,212,488
     36,300   Pomeroy Computer Resources,
                Inc..........................       946,069
     68,800   RWD Technologies, Inc.(c)......     1,625,400

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              COMPUTER AND SOFTWARE SERVICES (CONTINUED)
    256,500   Sterling Commerce, Inc.(c).....  $ 12,440,250
     48,750   Technology Solutions
                Company(c)...................     1,544,766
     12,200   Tecnomatix Technologies
                Ltd.(a)(c)...................       244,000
    104,925   Veritas Software Corp.(c)......     4,341,272
     66,650   Wind River Systems(c)..........     2,391,069
     43,600   Xylan Corp.(a)(c)..............     1,299,825
                                               ------------
              TOTAL COMPUTER AND SOFTWARE
              SERVICES.......................    82,299,176
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.16%
     72,500   Apex PC Solutions, Inc.(c).....     2,020,937
    102,400   CIBER, Inc.(c).................     3,891,200
     89,200   National Data Corp. ...........     3,902,500
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT......................     9,814,637
                                               ------------
              CONSTRUCTION -- 1.06%
    181,400   Michael Baker Corp.(c).........     1,643,937
    179,400   Lowe's Companies, Inc. ........     7,276,912
                                               ------------
              TOTAL CONSTRUCTION.............     8,920,849
                                               ------------
              CONSUMER GOODS & SERVICES -- 0.72%
     98,400   Carriage Services, Inc.(c).....     2,472,300
     36,700   Glacier Water Services,
                Inc.(c)......................     1,059,712
    116,800   Helen of Troy Ltd.(c)..........     2,569,600
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................     6,101,612
                                               ------------
              EDUCATION -- 0.52%
    136,825   ITT Educational Services,
                Inc.(c)......................     4,412,606
                                               ------------
              ELECTRONICS -- 1.51%
     52,950   Hughes Supply, Inc. ...........     1,939,294
     19,000   Jaco Electronics, Inc.,(c).....       114,000
     45,100   LSI Industries Inc. ...........       902,000
     50,030   Richardson Electronics,
                Ltd. ........................       675,405
    105,000   Rogers Corp.(c)................     3,465,000
    309,300   Sensormatic Electronics
                Corp.(a)(c)..................     4,330,200
     60,700   Sipex Corp.(c).................     1,305,050
                                               ------------
              TOTAL ELECTRONICS..............    12,730,949
                                               ------------
              ENGINEERING -- 0.22%
    107,900   URS Corp.(c)...................     1,834,300
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 3.42%
    176,500   American Disposal Services,
                Inc.(c)......................     8,273,438
     95,293   BHA Group, Inc. ...............     1,572,334
    189,000   Eastern Environmental Services,
                Inc.(c)......................     6,426,000

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              ENVIRONMENTAL MANAGEMENT
                SERVICES (CONTINUED)
    195,800   Superior Services, Inc.(c).....  $  5,886,238
    181,970   Tetra Tech, Inc.(c)............     4,412,773
    106,300   Waste Industries, Inc.(c)......     2,212,369
                                               ------------
              TOTAL ENVIRONMENTAL MANAGEMENT
              SERVICES.......................    28,783,152
                                               ------------
              EQUIPMENT RENTAL AND LEASING -- 2.07%
     97,500   Aaron Rents, Inc. -- Class B...     1,950,000
    140,000   Amplicon, Inc. ................     1,820,000
    135,000   Electro Rent Corp.(c)..........     3,029,063
     53,700   Home Choice Holdings,
                Inc.(c)......................       647,756
    154,400   Rental Service
                Corporation(c)...............     5,191,700
     79,000   XTRA Corp. ....................     4,779,500
                                               ------------
              TOTAL EQUIPMENT RENTAL AND
              LEASING........................    17,418,019
                                               ------------
              FINANCE -- 6.75%
    311,690   Allied Capital Corp. ..........     7,636,405
     98,000   American Express Company.......    11,172,000
     63,200   Amresco, Inc.(c)...............     1,840,700
     94,300   Cash American Investments,
                Inc. ........................     1,438,075
     64,080   CCB Financial Corp. ...........     6,808,500
     86,700   ContiFinancial Corp.(a)(c).....     2,004,938
     41,700   Countrywide Credit Industries,
                Inc..........................     2,116,275
     37,100   HealthCare Financial Partners,
                Inc.(c)......................     2,274,694
    106,400   Kansas City Southern
                Industries, Inc. ............     5,280,100
     83,400   Merrill Lynch & Company........     7,693,650
    138,600   Sirrom Capital Corp.(a)........     3,603,600
     45,900   Waddell & Reed Financial,
                Inc. ........................     1,098,731
     90,000   Washington Mutual, Inc. .......     3,909,375
                                               ------------
              TOTAL FINANCE..................    56,877,043
                                               ------------
              FOOD AND BEVERAGE -- 2.71%
    128,700   Benihana, Inc.(c)..............     1,544,400
    110,665   CKE Restaurants, Inc. .........     4,564,931
     50,200   Landry's Seafood
                Restaurants(a)(c)............       908,304
    476,600   Ruby Tuesday, Inc. ............     7,387,300
     47,125   Suiza Foods Corporation(c).....     2,812,773
     82,200   Sylvan, Inc.(c)................     1,294,650
     71,400   Whole Foods Market, Inc.(c)....     4,319,700
                                               ------------
              TOTAL FOOD AND BEVERAGE........    22,832,058
                                               ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              INSURANCE -- 1.30%
     42,200   Allied Life Financial Corp. ...  $  1,218,525
     38,600   National Western Life
                Insurance -- Class A(c)......     4,670,600
     76,200   Penn Treaty American
                Corp.(c).....................     2,400,300
    208,800   Willis Corroon Group (ADR).....     2,623,050
                                               ------------
              TOTAL INSURANCE................    10,912,475
                                               ------------
              LEISURE AND RECREATION -- 1.58%
     72,200   Harveys Casinos Resorts........     1,958,425
     45,900   Premier Parks, Inc.(a)(c)......     3,058,088
     64,600   Royal Caribbean Cruises
                Ltd.(a)......................     5,135,700
    173,400   Vistana, Inc.(c)...............     3,186,225
                                               ------------
              TOTAL LEISURE AND RECREATION...    13,338,438
                                               ------------
              MACHINERY -- 0.60%
    207,600   JLG Industries, Inc. ..........     4,203,900
    119,100   ITEQ, Inc.(c)..................       885,806
                                               ------------
              TOTAL MACHINERY................     5,089,706
                                               ------------
              MANUFACTURING -- 5.55%
    200,600   Alpha Industries, Inc.(c)......     2,996,463
    117,100   Blyth Industries, Inc.(c)......     3,893,575
    190,900   C&D Technologies, Inc..........    11,072,200
     81,300   Chase Industries, Inc.(c)......     1,605,675
     25,000   Cooper Cameron Corp.(c)........     1,275,000
     78,500   DT Industries, Inc. ...........     1,903,625
    311,673   Lumen Technologies, Inc.(c)....     2,766,098
    139,800   Lydall, Inc.(c)................     2,035,837
    261,000   Mail-Well, Inc.(c).............     5,660,437
    108,200   MotivePower Industries,
                Inc.(c)......................     2,650,900
     87,500   Motorcar Parts and Accessories,
                Inc.(c)......................     1,290,625
     95,800   Rock of Ages Corp.(c)..........     1,484,900
     70,300   Scotsman Industries, Inc.......     1,950,825
     55,700   Waters Corp.(c)................     3,282,819
     81,450   Watsco, Inc....................     2,866,022
                                               ------------
              TOTAL MANUFACTURING............    46,735,001
                                               ------------
              MEDIA -- 4.90%
    248,200   Chancellor Media Corporation --
                Class A(a)(c)................    12,234,669
     97,300   Consolidated Graphics,
                Inc.(c)......................     5,740,700
    236,300   Emmis Broadcasting Corp. --
                Class A(c)...................    11,298,094
    165,900   Granite Broadcasting
                Corp.(a).....................     1,970,062
     48,300   Gray Communications Systems,
                Inc. ........................     1,563,712
    171,000   Houghton Mifflin Company.......     5,429,250
     16,700   SportsLine USA, Inc.(a)(c).....       610,594

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              MEDIA (CONTINUED)
     83,400   USA Networks, Inc.(c)..........  $  2,095,425
     28,900   VDI Media(c)...................       281,775
                                               ------------
              TOTAL MEDIA....................    41,314,281
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 8.36%
    187,300   Advocat, Inc.(c)...............     1,287,688
    123,000   Assisted Living Concepts,
                Inc.(c)......................     2,121,750
     37,500   Boston Scientific Corp.(c).....     2,685,938
    108,700   Cyberonics, Inc.(c)............     1,154,938
    173,300   Daniel Industries..............     3,292,700
     74,600   DAOU Systems, Inc.(a)(c).......     1,706,475
     84,100   Horizon Health Corp.(c)........     1,471,750
     68,800   Immunex Corp.(c)...............     4,558,000
     90,300   Lifeline Systems, Inc.(c)......     1,670,550
     50,400   Lunar Corp.(c).................       926,100
    105,500   Mariner Health Group,
                Inc.(c)......................     1,753,937
     87,100   Medirisk, Inc.(c)..............     1,763,775
    117,000   MedQuist, Inc.(c)..............     3,378,375
    138,000   Morrison Health Care, Inc. ....     2,622,000
     51,200   National Dentex Corp.(c).......     1,203,200
     93,300   National Surgery Centers,
                Inc.(c)......................     2,711,531
    196,300   NBTY, Inc.(c)..................     3,607,012
     86,700   Orthodontic Centers of America,
                Inc.(a)(c)...................     1,815,281
     81,900   Orthalliance, Inc.(c)..........     1,187,550
    285,000   Owens & Minor Holding
                Company......................     2,850,000
    116,000   PharMerica, Inc.(c)............     1,399,250
    141,300   Prime Medical Service,
                Inc.(c)......................     1,324,688
     82,700   Quorum Health Group, Inc.(c)...     2,191,550
     92,400   Res-Care, Inc.(a)(c)...........     1,703,625
     53,600   Retirement Care Associates,
                Inc.(c)......................       388,600
     57,600   Rural/Metro Corp.(c)...........       748,800
     76,100   Sunrise Assisted Living,
                Inc.(a)(c)...................     2,615,938
     79,753   Total Renal Care Holdings,
                Inc.(c)......................     2,751,479
    232,800   Universal Health Services --
                Class B(c)...................    13,589,700
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................    70,482,180
                                               ------------
              METALS AND MINING -- 0.35%
    101,500   Furon Company..................     1,839,687
     30,300   Wolverine Tube, Inc.(c)........     1,151,400
                                               ------------
              TOTAL METALS AND MINING........     2,991,087
                                               ------------
              OIL AND GAS -- 2.21%
    110,200   Berry Petroleum................     1,432,600

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS (CONTINUED)
     19,800   Gulfmark Offshore, Inc.(c).....  $    450,450
    112,700   Hanover Compressor
                Company(c)...................     3,049,944
     96,200   Petroleum Helicopters, Inc. ...     2,068,300
     78,200   Pool Energy Services(c)........     1,153,450
     39,900   Pride International, Inc.(c)...       675,806
    216,700   Tosco Corp. ...................     6,365,563
    105,000   Varco International, Inc.(c)...     2,080,313
     76,050   World Fuel Services Corp.......     1,316,616
                                               ------------
              TOTAL OIL AND GAS..............    18,593,042
                                               ------------
              PHARMACEUTICALS -- 2.40%
     52,600   Advance Paradigm, Inc.(c)......     1,933,050
     79,300   Alza Corp.(c)..................     3,429,725
     74,000   Duane Reade, Inc.(c)...........     2,220,000
     89,200   Jones Medical Industries,
                Inc..........................     2,954,750
    103,100   NCS HealthCare, Inc. -- Class
                A(c).........................     2,938,350
    136,400   Parexel International
                Corp.(a)(c)..................     4,961,550
     82,100   Vitalink Pharmacy
                Services(c)..................     1,811,331
                                               ------------
              TOTAL PHARMACEUTICALS..........    20,248,756
                                               ------------
              REAL ESTATE -- 0.54%
     55,500   CB Commercial Real Estate
                Services(c)..................     1,855,781
     80,000   Trammel Crow Company(c)........     2,675,000
                                               ------------
              TOTAL REAL ESTATE..............     4,530,781
                                               ------------
              REAL ESTATE INVESTMENT TRUST -- 1.64%
     67,269   Chateau Communities, Inc.......     1,933,984
    131,200   Equity Inns, Inc. .............     1,730,200
     52,300   Health Care Property
                Investments, Inc.............     1,886,069
     46,900   National Health Investors,
                Inc. ........................     1,553,562
     80,700   Pacific Gulf Properties,
                Inc..........................     1,719,919
    105,300   RFS Hotel Investors, Inc. .....     2,000,700
     62,600   Sovran Self Storage, Inc. .....     1,768,450
     38,300   Sun Communities, Inc...........     1,268,688
                                               ------------
              TOTAL REAL ESTATE INVESTMENT
              TRUST..........................    13,861,572
                                               ------------
              RETAIL -- 4.24%
    214,800   Best Buy Company, Inc.(c)......     7,759,650
    303,850   Consolidated Stores Corp.(c)...    11,014,563
     64,500   Duckawall -- ALCO Stores,
                Inc.(c)......................     1,128,750
    200,000   Fingerhut Companies, Inc.......     6,600,000
    141,100   Michael Anthony Jewelers,
                Inc.(c)......................       361,569
     20,900   N2K, Inc.(a)(c)................       410,162
     94,950   Pacific Sunwear of
                California(a)(c).............     3,323,250
    204,400   Republic Industries, Inc. .....     5,110,000

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              RETAIL (CONTINUED)
      5,000   Uni-Marts, Inc.(c).............  $     19,688
                                               ------------
              TOTAL RETAIL...................    35,727,632
                                               ------------
              SECURITY -- 1.72%
     82,000   Borg-Warner Security
                Corp.(c).....................     1,855,250
     83,400   ISS Group, Inc.(a)(c)..........     3,137,925
     72,100   Kroll-O'Gara Company(c)........     1,541,137
    215,000   Pittston Brink's Group.........     7,928,125
                                               ------------
              TOTAL SECURITY.................    14,462,437
                                               ------------
              SEMICONDUCTORS -- 0.46%
     27,900   Atmi, Inc.(c)..................       418,500
    111,800   Vitesse Semiconductor
                Corp.(c).....................     3,451,825
                                               ------------
              TOTAL SEMICONDUCTORS...........     3,870,325
                                               ------------
              TELECOMMUNICATIONS -- 5.74%
    133,500   Airtouch Communications,
                Inc.(a)......................     7,801,406
    100,100   Alcatel Alsthom(a)(ADR)........     4,072,819
     60,775   Centennial Cellular Corp. --
                Class A(c)...................     2,267,667
     55,600   CFW Communications Company.....     1,292,700
    123,300   Comdial Corp.(c)...............     1,495,012
    107,000   Davel Communications
                Group(c).....................     2,608,125
     50,400   Excel Switching Corp.(c).......     1,253,700
     83,400   Globalstar
                Telecommunication(c).........     2,251,800
    143,190   Metrocall, Inc.(c).............       868,089
    375,400   Omnipoint Corp.(c).............     8,610,737
    295,800   Peoples Telephone Company,
                Inc.(c)......................       924,375
     84,700   Rural Cellular Corp. --
                Class A(c)...................     1,323,438
     71,600   STAR Telecommunications,
                Inc.(c)......................     1,602,050
     97,000   Tekelec(c).....................     4,340,750
    129,300   Teleport Communications Group,
                Inc. -- Class A(c)...........     7,014,525
     22,900   Teligent, Inc. -- Class
                A(a)(c)......................       674,119
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    48,401,312
                                               ------------
              TRANSPORT SERVICES -- 0.34%
     63,000   Coach USA, Inc.(c).............     2,874,375
                                               ------------
              TRANSPORTATION: FREIGHT -- 4.91%
    185,700   Air Express International
                Corp.........................     4,967,475
    430,000   Airborne Freight Corp..........    15,023,125
    240,700   Circle International Group,
                Inc. ........................     6,739,600
    148,700   CNF Transportation, Inc........     6,319,750
    115,474   Fritz Companies, Inc.(c).......     1,544,465
    277,750   Pittston BAX Group.............     4,322,484

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              TRANSPORTATION: FREIGHT
                (CONTINUED)
     65,000   Sea Containers Ltd.............  $  2,486,250
                                               ------------
              TOTAL TRANSPORTATION:
              FREIGHT........................    41,403,149
                                               ------------
              UTILITIES: ELECTRIC -- 0.93%
    850,000   El Paso Electric Company(c)....     7,809,375
                                               ------------
              TOTAL COMMON STOCK (Cost
              $628,722,466)..................   798,071,089
                                               ------------
              REGULATED INVESTMENT COMPANIES -- 1.58%
  3,500,000   Janus Money Market Fund(b).....     3,500,000
  9,805,122   Merrimac Cash Fund -- Premium
                Class(b).....................     9,805,122
                                               ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost $13,305,122)...    13,305,122
                                               ------------

 PRINCIPAL
-----------
              TIME DEPOSITS -- 5.04%
$15,642,868   BankBoston, N.A., 6.58%,
                10/03/98(b)..................    15,642,868
  1,400,411   Bank of Montreal, 5.59%,
                08/04/98(b)..................     1,400,411
 10,074,313   Bank of Montreal, 5.58%,
                08/14/98(b)..................    10,074,313
  3,173,175   Toronto Dominion, 5.57%,
                07/20/98(b)..................     3,173,175
 12,205,086   Toronto Dominion, 5.58%,
                07/24/98(b)..................    12,205,086
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $42,495,853)...................    42,495,853
                                               ------------
              FLOATING RATE NOTES -- 6.76%
$20,000,000   JP Morgan Securities Inc.,
                6.605%, 01/15/99(b)..........    20,000,000
 26,000,000   Morgan Stanley Dean Witter,
                6.60%, 07/07/98(b)...........    26,000,000
  1,000,000   Prudential Securities, Inc.,
                6.70%, 09/16/98(b)...........     1,000,000
 10,000,000   Republic New York Securities
                Corp., 6.65%, 01/12/99(b)....    10,000,000
                                               ------------
              TOTAL FLOATING RATE NOTES (Cost
              $57,000,000)...................    57,000,000
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------

              TOTAL SECURITIES (Cost
              $741,523,441)..................  $910,872,064
                                               ------------
              REPURCHASE AGREEMENTS -- 6.17%
 13,348,362   With Investors Bank & Trust
                dated 06/30/98, 5.20%,
                repurchase proceeds at
                maturity $13,350,290,
                07/01/98 (Collateralized by
                various Government National
                Mortgage Association
                Obligations, 7.00%, due
                10/20/22 -- 06/20/26, with a
                total value of $14,016,021)..    13,348,362
  5,884,365   With Investors Bank & Trust
                dated 06/30/98, 5.20%,
                repurchase proceeds at
                maturity $5,885,215, 07/01/98
                (Collateralized by Government
                National Mortgage
                Association, 7.00%, due
                12/20/23, with a value of
                $6,179,010)..................     5,884,365
  9,658,053   With Investors Bank & Trust
                dated 06/30/98, 5.20%,
                repurchase proceeds at
                maturity $9,659,448, 07/01/98
                (Collateralized by
                Corestates, 6.26%, due
                02/15/27, with a value of
                $10,141,726).................     9,658,053
  4,711,081   With Investors Bank & Trust
                dated 06/30/98, 5.20%,
                repurchase proceeds at
                maturity $4,711,761, 07/01/98
                (Collateralized by Government
                National Mortgage
                Association, 7.375%, due
                06/20/26, with a value of
                $4,947,074)..................     4,711,081
 18,200,000   With Morgan Stanley dated
                06/30/98, 5.20%, repurchase
                proceeds at maturity
                $18,202,629, 07/01/98
                (Collateralized by US
                Treasury Bond, 10.625%, due
                08/15/15, with a value of
                $18,643,328).................    18,200,000
              TOTAL REPURCHASE AGREEMENTS
              (Cost $51,801,861).............    51,801,861
                                               ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              Total Investments -- 114.22%
              (Cost $793,325,302)............  $962,673,925
              Other assets less
              liabilities -- (14.22)%........  (119,831,982)
                                               ------------
              NET ASSETS -- 100.00%..........  $842,841,943
                                               ============

The aggregate cost of securities for federal income tax
purposes at June 30, 1998, is $793,325,302.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $193,333,232
    Gross unrealized depreciation..........   (23,984,609)
                                             ------------
    Net unrealized appreciation............  $169,348,623
                                             ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) -- American Depository Receipt

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                           VALUE
  ------                                        -----------
             COMMON STOCK -- 97.10%
             ADVERTISING -- 2.73%
    22,200   Interpublic Group, Inc. .........  $ 1,347,263
                                                -----------
             COMPUTER SOFTWARE AND SERVICES -- 25.30%
    15,000   America Online, Inc. ............    1,590,000
    30,000   BMC Software, Inc.(c)............    1,558,125
    21,010   Cisco Systems, Inc.(c)...........    1,934,233
    31,335   Compuware Corp.(c)...............    1,602,002
    22,270   Electronic Arts(c)...............    1,202,580
    47,190   HBO & Company....................    1,663,448
    42,125   Infinium Software, Inc.(c).......      584,484
     9,685   Microsoft Corp.(c)...............    1,049,612
    40,000   Siebel Systems, Inc. ............    1,290,000
                                                -----------
             TOTAL COMPUTER SOFTWARE AND
             SERVICES.........................   12,474,484
                                                -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 3.77%
    20,000   Dell Computer Corp.(c)...........    1,856,250
                                                -----------
             CONSUMER GOODS AND SERVICES -- 9.54%
    18,000   General Electric Company.........    1,638,000
    25,500   Gillette Company.................    1,445,531
    17,830   Proctor & Gamble Company.........    1,623,644
                                                -----------
             TOTAL CONSUMER GOODS AND
             SERVICES.........................    4,707,175
                                                -----------
             FINANCIAL SERVICES -- 5.98%
    15,210   American Express Company.........    1,733,940
    20,000   Travelers Group, Inc. ...........    1,212,500
                                                -----------
             TOTAL FINANCIAL SERVICES.........    2,946,440
                                                -----------
             INSURANCE -- 3.70%
    12,500   American International Group.....    1,825,000
                                                -----------
             LEISURE AND RECREATION -- 5.63%
    38,310   Marriott International,
               Inc. -- Class A................    1,240,286
    14,610   Walt Disney Company..............    1,534,963
                                                -----------
             TOTAL LEISURE AND RECREATION.....    2,775,249
                                                -----------
             MEDICAL AND OTHER HEALTH SERVICES -- 7.62%
    15,905   Boston Scientific Corp.(c).......    1,139,196
    17,000   Guidant Corp. ...................    1,212,313
    22,100   United Healthcare Corp. .........    1,403,350
                                                -----------
             TOTAL MEDICAL AND OTHER HEALTH
             SERVICES.........................    3,754,859
                                                -----------
             PHARMACEUTICALS -- 15.34%
    21,555   American Home Products Corp. ....    1,115,471
    14,020   Bristol-Myers Squibb Company.....    1,611,424
    11,370   Merck & Company, Inc. ...........    1,520,738
    15,000   Pfizer, Inc. ....................    1,630,313
    18,410   Schering-Plough Corp. ...........    1,686,816
                                                -----------
             TOTAL PHARMACEUTICALS............    7,564,762
                                                -----------

  SHARES                                           VALUE
  ------                                        -----------
             COMMON STOCK (CONTINUED)
             RETAIL -- 7.34%
    29,770   Gap Stores.......................  $ 1,834,576
    21,450   Home Depot Inc. .................    1,781,690
                                                -----------
             TOTAL RETAIL.....................    3,616,266
                                                -----------
             RESTAURANTS -- 3.32%
    23,720   McDonald's Corp. ................    1,636,680
                                                -----------
             TELECOMMUNICATIONS -- 6.83%
    39,290   Ericsson L M Telephone (ADR).....    1,124,676
    12,125   Lucent Technologies..............    1,008,648
    25,465   Worldcom, Inc.(c)................    1,233,461
                                                -----------
             TOTAL TELECOMMUNICATIONS.........    3,366,785
                                                -----------
             TOTAL SECURITIES (Cost
             $39,020,880).....................   47,871,213
                                                -----------

PRINCIPAL
----------
             REPURCHASE AGREEMENT -- 3.17%
$1,561,012   With Investors Bank & Trust,
               dated 06/30/98, 5.20%,
               repurchase proceeds at maturity
               $1,561,238, 07/01/98
               (Collateralized by Government
               National Mortgage Association,
               6.875%, due 01/20/24 with a
               value of $1,639,532) (Cost
               $1,561,012)....................    1,561,012
                                                -----------
             Total Investments -- 100.27%
             (Cost $40,581,892)...............   49,432,225
             Other assets less
             liabilities -- (0.27)%...........     (131,928)
                                                -----------
             NET ASSETS -- 100.00%............  $49,300,297
                                                ===========

The aggregate cost of securities for federal income tax
purposes at June 30, 1998, is $40,581,892.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation............  $9,369,964
    Gross unrealized depreciation............    (519,631)
                                               ----------
    Net unrealized appreciation..............  $8,850,333
                                               ==========

---------------
(c) Non-income producing security.
(ADR) -- American Depository Receipt

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                   UNAUDITED

PRINCIPAL                                          VALUE
---------                                       -----------
             CORPORATE BONDS AND NOTES -- 99.37%
             AEROSPACE -- 2.73%
$1,000,000   BE Aerospace, 8.00%, 03/01/08....  $   997,500
 1,200,000   Compass Aerospace, 10.125%,
               04/15/05.......................    1,218,000
                                                -----------
                                                  2,215,500
                                                -----------
             APPAREL -- 0.53%
   400,000   William Carter, 10.375%,
               12/01/06.......................      426,000
                                                -----------
             AUTOMOTIVE PRODUCTS -- 0.87%
   700,000   Venture Holdings Trust, 9.75%,
               04/01/04.......................      701,750
                                                -----------
             BUSINESS SERVICES -- 8.38%
   350,000   Atrium Companies, Inc., 10.50%,
               11/15/06.......................      369,250
 1,200,000   Axiohm Transaction Solutions,
               9.75%, 10/1/07.................    1,215,000
 1,250,000   Brand Scaffold Services, 10.25%,
               02/15/08.......................    1,268,750
   650,000   Denbury Management, Inc., 9.00%,
               03/01/08.......................      620,750
 1,600,000   Fisher Scientific, 9.00%,
               02/01/08.......................    1,588,000
 1,700,000   Les, Inc., 9.25%, 06/01/08.......    1,734,000
                                                -----------
             TOTAL BUSINESS SERVICES..........    6,795,750
                                                -----------
             CHEMICALS -- 3.00%
 1,300,000   Octel Developments, PLC..........    1,326,000
   625,000   PCI Chemicals Canada, Inc.,
               9.25%, 10/15/07................      610,938
   500,000   Sterling Chemicals, Inc., 11.75%,
               08/15/06.......................      500,000
                                                -----------
             TOTAL CHEMICALS..................    2,436,938
                                                -----------
             CONSTRUCTION -- 0.47%
   400,000   Ryland Group, 8.25%, 04/01/08....      381,000
                                                -----------
             CONSUMER GOODS AND SERVICES -- 3.98%
 1,350,000   Amscan Holdings, Inc., 9.875%,
               12/15/07.......................    1,404,000
 1,800,000   Huntsman Packaging Corp., 9.125%,
               10/01/07.......................    1,827,000
                                                -----------
             TOTAL CONSUMER GOODS AND
               SERVICES.......................    3,231,000
                                                -----------
             ELECTRONICS -- 1.16%
   900,000   Insilco Corp., 10.25%,
               08/15/07.......................      940,500
                                                -----------

PRINCIPAL                                          VALUE
---------                                       -----------
             CORPORATE BONDS AND NOTES (CONTINUED)
             FINANCIAL SERVICES -- 2.55%
$  600,000   Engle Homes Inc., 9.25%,
               02/01/08.......................  $   591,000
 1,000,000   Iridium LLC/Capital Corp.,
               11.25%, 07/15/05...............    1,005,000
   460,000   Muzak LP/Capital, 10.00%,
               10/01/03.......................      476,100
                                                -----------
             TOTAL FINANCE....................    2,072,100
                                                -----------
             FOOD AND BEVERAGE -- 4.22%
   500,000   Ameriking, Inc., 10.75%,
               12/01/06.......................      535,000
 1,400,000   Aurora Foods, Inc., 8.75%,
               07/01/08.......................    1,419,250
   100,000   Cott Corp., 9.375%, 07/01/05.....      100,500
   325,000   Delta Beverage Group, 9.75%,
               12/15/03.......................      338,813
   400,000   Eagle Family Foods, 8.75%,
               01/15/08.......................      390,000
   275,000   Flemming Companies, Inc., 10.50%,
               12/01/04.......................      286,000
   225,000   Pueblo Xtra International, 9.50%,
               08/01/03.......................      219,375
   125,000   Windy Hill Pet Food Company,
               9.75%, 05/15/07................      130,625
                                                -----------
             TOTAL FOOD AND BEVERAGE..........    3,419,563
                                                -----------
             INDUSTRIAL -- 21.78%
   800,000   AEI Holding Co., 10.00%,
               11/15/07.......................      792,000
 1,500,000   American Commercial Lines, LLC,
               10.25%, 06/30/08...............    1,518,750
 1,000,000   American Pacific Corp., 9.25%,
               03/01/05.......................    1,035,000
 1,700,000   Anker Coal Group, Inc., 9.75%,
               10/01/07.......................    1,564,000
   450,000   Burke Industries, Inc., 10.00%,
               08/15/07.......................      452,250
 1,600,000   CEX Holdings, Inc., 9.625%,
               06/01/08.......................    1,644,000
   250,000   Dyncorp, Inc., 9.50%, 03/01/07...      257,500
   625,000   Environdyne Industries, Inc.,
               10.25%, 12/01/01...............      628,125
 1,125,000   Geologistics Corp., 9.75%,
               10/15/07.......................    1,102,500
 1,000,000   Henry Company Senior Notes,
               10.00%, 04/15/08...............    1,015,000
   750,000   Holt Group, 9.75%, 01/15/06......      750,000
   650,000   Hydrochem Industrial Service,
               10.375%, 08/01/07..............      666,250
 1,000,000   Jackson Products, Inc., 9.50%,
               04/15/05.......................      980,000
 1,300,000   Numatics, Inc., 9.63%,
               04/01/08.......................    1,313,000
   600,000   Outdoor Communications, 9.25%,
               08/15/07.......................      615,000
 1,125,000   P&L Coal Holdings Corp., 8.875%,
               05/15/08.......................    1,157,344

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 1998
                                   UNAUDITED

PRINCIPAL                                          VALUE
---------                                       -----------
             CORPORATE BONDS AND NOTES (CONTINUED)
             INDUSTRIAL (CONTINUED)
$  625,000   Pronet, Inc., 11.875%,
               06/15/05.......................  $   681,250
   300,000   Scotsman Group, Inc., 8.625%,
               12/15/07.......................      305,250
 1,200,000   Simcala Inc., 9.63%, 04/15/06....    1,191,000
                                                -----------
             TOTAL INDUSTRIAL.................   17,668,219
                                                -----------
             LEISURE AND RECREATION -- 6.10%
 1,250,000   Alliance Gaming Corp., 10.00%,
               08/01/07.......................    1,246,875
 1,000,000   Bally Total Fitness Holding,
               9.88%, 10/15/07................    1,030,000
   525,000   Cinemark USA, 9.625%, 08/01/08...      540,750
   900,000   Riddell Sports, Inc., 10.50%,
               07/15/07.......................      906,750
 1,200,000   Six Flags Entertainment, 8.88%,
               04/01/06.......................    1,222,500
                                                -----------
             TOTAL LEISURE AND RECREATION.....    4,946,875
                                                -----------
             MACHINERY -- 4.91%
 1,975,000   Advance Lighting Techs, 8.00%,
               03/15/08.......................    1,997,219
 2,000,000   American Reefer Company Ltd.,
               10.25%, 03/01/08...............    1,990,000
                                                -----------
             TOTAL MACHINERY..................    3,987,219
                                                -----------
             MANUFACTURING -- 15.10%
   625,000   Acetex Corp, 9.75%, 10/01/03.....      640,625
 1,600,000   AEP Industries, 9.875%,
               11/15/07.......................    1,644,000
 1,075,000   Anchor Lamina, Inc., 9.88%,
               02/01/08.......................    1,053,500
   625,000   Chief Auto Parts, Inc., 10.50%,
               05/15/05.......................      703,125
    25,000   Derlan Manufacturing, 10.00%,
               01/15/07.......................       26,000
    25,000   Doman Industries Limited, 8.75%,
               03/15/04.......................       24,437
   250,000   DVI, Inc., 9.875%, 02/01/04......      260,000
   625,000   Dyersburg Corp., 9.75%,
               09/01/07.......................      601,563
   700,000   Fedders North America, 9.375%,
               8/15/07........................      693,000
 1,500,000   Federal-Mogul Corp., 7.875%,
               07/01/10.......................    1,506,312
 1,000,000   Galey & Lord, Inc., 9.13%,
               03/1/08........................      965,000
 1,250,000   Gaylord Container Corp., 9.75%,
               6/15/07........................    1,235,937
 1,125,000   Keystone Consolidated Industries,
               9.625%, 08/01/07...............    1,150,312
   175,000   Portola Packaging, 10.75%,
               10/01/05.......................      184,187

PRINCIPAL                                          VALUE
---------                                       -----------
             CORPORATE BONDS AND NOTES (CONTINUED)
             MANUFACTURING (CONTINUED)
$1,350,000   Revlon Worldwide, 0.00%,
               03/15/01.......................  $ 1,046,250
   500,000   Safelite Glass, 9.875%,
               12/15/06.......................      517,500
                                                -----------
             TOTAL MANUFACTURING..............   12,251,748
                                                -----------
             MEDIA -- 0.24%
   190,000   Rogers Cantel, 9.375%,
               06/01/08.......................      197,125
                                                -----------
             MEDICAL AND OTHER HEALTH
             SERVICES -- 0.09%
    75,000   Paracelsus Healthcare, 10.00%,
               08/15/06.......................       74,437
                                                -----------
             METALS AND MINING -- 2.41%
   500,000   Renco Metals Senior Notes,
               11.50%, 07/01/03...............      535,000
 1,400,000   WHX Corp., 10.50%, 04/15/05......    1,421,000
                                                -----------
             TOTAL METALS AND MINING..........    1,956,000
                                                -----------
             OIL AND GAS -- 5.44%
   200,000   Coho Energy, Inc., 8.875%,
               10/15/07.......................      188,000
   400,000   Dailey International, Inc.,
               9.50%, 02/15/08................      394,000
   600,000   KCS Energy, Inc., 8.875%,
               01/15/08.......................      570,000
   700,000   Panaco, Inc., 10.625%,
               10/01/04.......................      703,500
   700,000   Rutherford-Moran Oil, 10.75%,
               10/1/04........................      746,375
 1,800,000   Wainoco Oil Corp., 9.13%,
               02/15/06.......................    1,813,500
                                                -----------
             TOTAL OIL AND GAS................    4,415,375
                                                -----------
             PAPER AND FOREST PRODUCTS --0.96%
   750,000   US Timberlands, 9.63%,
               11/15/07.......................      776,250
                                                -----------
             SEMICONDUCTOR -- 0.79%
   625,000   Fairchild Semiconductor, 10.13%,
               03/15/07.......................      637,500
                                                -----------
             RETAIL -- 3.15%
 1,200,000   Duane Reade, 9.25%, 02/15/08.....    1,224,000
 1,250,000   Jitney-Jungle Stores, 10.38%,
               09/15/07.......................    1,334,375
                                                -----------
             TOTAL RETAIL.....................    2,558,375
                                                -----------
             TELECOMMUNICATIONS -- 5.67%
   700,000   Allbritton Communications, 9.75%,
               11/30/07.......................      770,000
   475,000   Jacor Communications, 9.75%,
               12/15/06.......................      516,562
 1,275,000   Metrocall, Inc., 10.38%,
               10/01/07.......................    1,319,625
   700,000   Nextlink Communications, 9.625%,
               10/01/07.......................      717,500

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                                 JUNE 30, 1998
                                   UNAUDITED

PRINCIPAL                                          VALUE
---------                                       -----------
             CORPORATE BONDS AND NOTES (CONTINUED)
             TELECOMMUNICATIONS (CONTINUED)
$  625,000   Paging Network, 10.125%,
               08/01/07.......................  $   648,438
   625,000   Rogers Communications, 8.875%,
               07/15/07.......................      629,688
                                                -----------
             TOTAL TELECOMMUNICATIONS.........    4,601,813
                                                -----------
             TEXTILES -- 0.72%
   550,000   CMI Industries, 9.50%,
               10/01/03.......................      583,000
                                                -----------
             TRANSPORTATION -- 2.55%
 1,400,000   Morris Materials Handling, 9.50%,
               04/01/08.......................    1,305,500
   500,000   Oshkosh Truck Corp., 8.75%,
               03/01/08.......................      505,000
   248,000   Viking Star Shipping, 9.625%,
               07/15/03.......................      257,300
                                                -----------
             TOTAL TRANSPORTATION.............    2,067,800
                                                -----------
             UTILITIES: ELECTRIC -- 1.57%
   100,000   Calpine Corp., 9.25%, 02/01/04...      102,500
 1,150,000   Prestolite Electric, Inc., 9.63%,
               02/01/08.......................    1,170,125
                                                -----------
             TOTAL UTILITIES: ELECTRIC........    1,272,625
                                                -----------
             TOTAL SECURITIES
             (Cost $80,375,946)...............   80,614,462
                                                -----------

PRINCIPAL                                          VALUE
---------                                       -----------
             REPURCHASE AGREEMENT -- 0.15%
$  124,454   With Investors Bank & Trust,
               dated 06/30/98, 5.20%,
               repurchase proceeds at maturity
               $124,472, 07/01/98
               (Collateralized by Government
               National Mortgage Association,
               Adjustable rate, 7.375%, due
               06/20/26 with a value of
               $130,755) (Cost $124,454)......  $   124,454
                                                -----------
             Total Investments -- 99.52% (Cost
             $80,500,400).....................   80,738,916
             Other assets less
             liabilities -- 0.48%.............      390,241
                                                -----------
             NET ASSETS -- 100.00%............  $81,129,157
                                                ===========

The aggregate cost of investments for federal income tax
purposes at June 30, 1998, is $80,500,400.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation............  $1,034,828
    Gross unrealized depreciation............    (796,312)
                                               ----------
    Net unrealized appreciation..............  $  238,516
                                               ==========

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS -- 92.16%
              APPAREL -- 0.53%
     29,000   Gucci Group N.V.(c).......  $  1,484,055     NET
                                          ------------
              AUTOMOBILE -- 5.25%
     36,000   Honda Motor Company,
               Ltd.(c)..................     1,281,406     JPN
    405,000   LucasVarity PLC(c)........     1,608,255      UK
     82,000   Mitsubishi Motor
               Corp.(c).................       196,743     JPN
  3,800,000   Mitsubishi Motors Corp. --
               Warrants (expire
               6/23/99).................        12,334     JPN
    409,000   Nissan Motor Company,
               Ltd.(c)..................     1,287,818     JPN
     21,500   Peugeot SA(c).............     4,622,868     FRA
    151,000   Suzuki Motor Corp.(c).....     1,370,884     JPN
     32,000   Toyota Motor Company(c)...       827,754     JPN
     20,187   Valeo SA(c)...............     2,063,430     FRA
      1,550   Volkswagen AG(c)..........     1,496,730     GER
                                          ------------
              TOTAL AUTOMOBILE..........    14,768,222
                                          ------------
              BANKS -- 9.37%
     37,900   Allied Irish Banks
               PLC(c)...................       547,939      UK
    268,000   Australia & New Zealand
               Bank Group, Ltd.(c)......     1,848,771     AUS
     49,000   Bank of Montreal(c).......     2,716,297     CDA
    210,000   Bank of Scotland(c).......     2,351,076      UK
      6,000   Credit Suisse Group(c)....     1,335,037     SWI
     33,000   Deutsche Bank AG(c).......     2,789,863     GER
     47,400   Forenings Sparbanken --
               Class A(c)...............     1,426,465     SWE
      1,860   Holderbank Financial
               Glaris -- Class B(c).....     2,366,675     SWI
    112,136   National Westminster
               Bank(c)..................     2,003,825      UK
    156,943   Royal Bank of Scotland
               Group PLC(c).............     2,723,338      UK
    113,000   Sumitomo Bank(a)(c).......     1,099,174     JPN
    335,900   Thai Farmers Bank(c)......       295,794     THA
     60,000   Toronto-Dominion
               Bank(c)..................     2,713,284     CDA
    341,000   Westpac Banking
               Corp.(c).................     2,079,930     AUS
                                          ------------
              TOTAL BANKS...............    26,297,468
                                          ------------
              CHEMICALS -- 1.00%
     63,400   Norsk Hydro ASA(c)........     2,788,478     NOR
        300   Norsk Hydro AS (ADR)......        13,238     NOR
                                          ------------
              TOTAL CHEMICALS...........     2,801,716
                                          ------------
              COMPUTER EQUIPMENT -- 0.19%
      8,000   Nidec Corporation(c)......       546,456     JPN
                                          ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.20%
     14,100   Softbank Corp.(c).........       548,617     JPN
                                          ------------
              CONSTRUCTION -- 1.14%
    200,000   Okumura Corp.(c)..........       701,800     JPN
     16,000   Rohm Company, Ltd.(c).....     1,642,827     JPN
    111,000   Sekisui House, Ltd.(c)....       859,773     JPN
                                          ------------
              TOTAL CONSTRUCTION........     3,204,400
                                          ------------

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              CONSUMER GOODS AND SERVICES -- 7.81%
     87,700   Cifra SA (ADR)(c).........  $  1,284,358     MEX
     90,300   EMI Group PLC(c)..........       789,484      UK
     22,000   Fuji Photo Film(c)........       765,644     JPN
     43,500   Hennes & Mauritz(c).......     2,776,379     SWE
     21,000   Hoya Corp.(c).............       594,659     JPN
     70,380   Koninklijke Ahold
               Corp.(c).................     2,259,247     NET
    221,000   Nikon Corp.(c)............     1,589,189     JPN
     21,900   Nintendo Corp., Ltd.(c)...     2,027,703     JPN
     48,000   Orkla Asa -- Class B(c)...     1,010,222     NOR
    112,103   Reckitt and Colman
               PLC(c)...................     2,139,777      UK
     38,200   Sony Corp.(c).............     3,289,184     JPN
    380,000   Storehouse PLC(c).........     1,578,710      UK
     25,000   TDK Corp.(c)..............     1,846,380     JPN
                                          ------------
              TOTAL CONSUMER GOODS AND
              SERVICES..................    21,950,936
                                          ------------
              ELECTRONICS -- 3.35%
    400,000   Caradon PLC(c)............     1,228,000      UK
     80,000   Electrocomponents
               PLC(c)...................       627,352      UK
     29,500   Kyocera Corp.(c)..........     1,441,149     JPN
     54,000   Murata Manufacturing
               Company, Ltd.(c).........     1,750,907     JPN
    144,000   NEC Corp.(c)..............     1,341,576     JPN
     99,300   Tokyo Electron, Ltd.(c)...     3,040,854     JPN
                                          ------------
              TOTAL ELECTRONICS.........     9,429,838
                                          ------------
              ENGINEERING -- 0.13%
     18,700   Chudenko Corp.(c).........       390,075     JPN
                                          ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.01%
        900   Kurita Water
               Industries(c)............        10,635     JPN
                                          ------------
              FINANCE -- 5.92%
      1,160   CIE Financial
               Richemont(c).............     1,518,053     SWI
     74,000   De Beers Centenary AG
               (ADR)....................     1,295,000     SOA
      3,600   Fairfax Financial Holding
               Company(c)...............     1,405,196     CDA
     80,000   HSBC Holdings PLC(c)......     1,938,128      UK
     56,799   Lend Lease Corp.,
               Ltd.(c)..................     1,148,385     AUS
     85,000   Newcourt Credit Group,
               Inc.(c)..................     4,176,178     CDA
    111,000   Nomura Securities Company,
               Ltd.(c)..................     1,291,674     JPN
    730,500   PT Hm Sampoerna
               International Finance
               Company(c)...............        99,932     IDN
      6,000   Shohkoh Fund(c)...........     1,474,222     JPN
     15,100   Takefuji Corporation(c)...       696,327     JPN
    275,000   Toyo Trust &
               Company(c)(a)............     1,361,277     JPN
    181,000   Wako Securities Company,
               Ltd.(c)..................       249,092     JPN
                                          ------------
              TOTAL FINANCE.............    16,653,464
                                          ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE -- 5.10%
    216,988   Amatil, Ltd.(c)...........  $  1,452,717     AUS
    172,000   Asahi Breweries,
               Ltd.(c)..................     2,168,817     JPN
    295,000   Fraser and Neave,
               Ltd.(c)..................       792,724     SIN
     39,375   Heineken N.V.(c)..........     1,546,567     NET
     90,000   Jusco Company(c)..........     1,650,393     JPN
      1,005   Nestle(c).................     2,150,715     SWI
     55,000   Panamerican Beverages,
               Inc. -- Class A..........     1,729,062     MEX
     16,000   Seagrams Company, Ltd. ...       655,000     CDA
    275,000   Tate & Lyle PLC(c)........     2,180,613      UK
                                          ------------
              TOTAL FOOD AND BEVERAGE...    14,326,608
                                          ------------
              INDUSTRIAL -- 2.43%
     35,322   Advantest Corp.(c)........     1,898,635     JPN
      4,900   Compagnie de
               Saint-Gobain(c)..........       908,513     FRA
      1,025   SGS Societe Generale de
               Surveillance Holding
               SA(a)(c).................     1,737,378     SWI
     15,600   Sidel(c)..................     1,135,290     FRA
    384,236   Western Mining Corp.
               Holding, Ltd.(c).........     1,156,358     AUS
                                          ------------
              TOTAL INDUSTRIAL..........     6,836,174
                                          ------------
              INSURANCE -- 3.04%
     80,000   Assicurazione Generali,
               Ltd.(c)..................     2,601,328     ITA
    277,072   GIO Australian Holdings,
               Ltd.(c)..................       710,994     AUS
     24,000   Mapfre Vida Seguros(c)....     1,147,560     SPA
     78,000   Siebe PLC(c)..............     1,557,808      UK
     39,000   Sumitomo Marine & Fire
               Company(c)...............       218,061     JPN
        440   Swiss Re(c)...............     1,112,755     SWI
    279,000   Yasuda Fire and Marine
               Insurance(c).............     1,186,057     JPN
                                          ------------
              TOTAL INSURANCE...........     8,534,563
                                          ------------
              INVESTMENT HOLDING COMPANIES -- 0.91%
    275,000   Hutchison Whampoa(c)......     1,451,533     HNG
    750,000   Hysan Development
               Company(c)...............       619,425     HNG
     75,000   Hysan Development
               Company -- Warrants
               (expire 4/30/99).........           620     HNG
    691,000   Sime Darby Berhad(c)......       476,445     MAL
                                          ------------
              TOTAL INVESTMENT HOLDING
              COMPANIES.................     2,548,023
                                          ------------
              LEISURE AND RECREATION -- 1.06%
     10,000   Accor SA(c)...............     2,798,530     FRA
    132,120   San Miquel Corp. -- Class
               B(c).....................       174,253     PHI
                                          ------------
              TOTAL LEISURE AND
               RECREATION...............     2,972,783
                                          ------------

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              MACHINERY -- 0.43%
    200,000   BPB Industries(c).........  $  1,211,320      UK
                                          ------------
              MANUFACTURING -- 8.21%
    166,000   ABB AB -- Class A(c)......     2,352,104     SWE
     79,200   ASM Lithography Holding
               N.V.(a)(c)...............     2,301,750     NET
     78,000   Mannesmann AG(c)..........     8,015,912     GER
     61,300   Metra Oy(c)...............     2,011,118     FIN
     99,000   Morgan Crucible Company
               PLC(c)...................       640,896      UK
     24,800   Philips Electronics
               N.V.(c)..................     2,084,728     NET
     90,000   Scania AB -- Class B(c)...     2,183,706     SWE
     29,000   Siemens AG(c).............     1,769,687     GER
    225,900   TI Group PLC(c)...........     1,714,942      UK
                                          ------------
              TOTAL MANUFACTURING.......    23,074,843
                                          ------------
              MEDIA -- 3.74%
         44   Canal Plus(c).............         8,224     FRA
     17,100   Grupo Televisa
               (GDR)(a)(c)..............       643,388     MEX
     69,751   News Corp., Ltd.(c).......       569,280     AUS
     20,300   News Corp., Ltd. (ADR)....       652,138     AUS
        433   Reuters Group PLC (ADR)...        29,661      UK
    246,806   Reuters Holdings PLC(c)...     2,820,795      UK
     53,000   Rogers Communications --
               Class B(c)...............       472,135     CDA
    113,564   Singapore Press Holdings,
               Ltd.(c)..................       759,561     SIN
    141,000   Thomson Corp.(c)..........     4,171,881     CDA
     35,000   Tokyo Broadcasting(c).....       390,890     JPN
                                          ------------
              TOTAL MEDIA...............    10,517,953
                                          ------------
              MEDICAL AND OTHER HEALTH SERVICES --
              1.04%
     17,400   Synthelabo(c).............     2,935,479     FRA
                                          ------------
              METALS AND MINING -- 1.42%
      3,250   Broken Hill Proprietary
               (ADR)....................        55,047     AUS
    185,101   Broken Hill
               Proprietary(c)...........     1,564,603     AUS
     46,000   Inco, Ltd. ...............       626,750     CDA
     43,663   Pechiney SA -- Class
               A(c).....................     1,758,497     FRA
                                          ------------
              TOTAL METALS AND MINING...     4,004,897
                                          ------------
              OIL AND GAS -- 4.51%
    357,400   Eni Spa(c)................     2,342,364     ITA
    165,000   Sasol Beperk Limited(c)...       962,247     SOA
    210,000   Shell Transport &
               Trading(c)...............     1,478,610      UK
     16,000   Suncor, Inc.(c)...........       544,016     CDA
     40,000   Suncor, Inc. (ADR)........     1,390,000     CDA
     48,000   Talisman Energy,
               Inc.(c)..................     1,374,182     CDA
     20,000   Total S.A. -- Series
               B(c).....................     2,600,052     FRA

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              OIL AND GAS (CONTINUED)
    305,900   Woodside Petroleum,
               Ltd.(c)..................  $  1,526,777     AUS
     15,000   YPF Sociedad Anonima
               (ADR)....................       450,938     ARG
                                          ------------
              TOTAL OIL AND GAS.........    12,669,186
                                          ------------
              PAPER AND FOREST PRODUCTS -- 1.10%
    189,000   Sumitomo Forestry(c)......     1,060,838     JPN
     74,000   UPM-Kymmeme(c)............     2,036,635     FIN
                                          ------------
              TOTAL PAPER AND FOREST
              PRODUCTS..................     3,097,473
                                          ------------
              PHARMACEUTICALS -- 6.42%
    263,666   Astra AB(c)...............     5,389,069     SWE
     21,333   Astra AB -- Class A
               (ADR)....................       437,327     SWE
     52,000   Banyu Pharmaceutical
               Company(c)...............       562,016     JPN
    167,600   BOC Group(c)..............     2,283,265      UK
     27,000   Hoechst AG(c).............     1,357,452     GER
      1,275   Novartis AG(c)............     2,121,622     SWI
     14,000   Sankyo Company, Ltd.(c)...       318,766     JPN
    127,200   Zeneca Group PLC(c).......     5,458,635      UK
      2,400   Zeneca Group PLC
               (ADR)(a).................       105,300      UK
                                          ------------
              TOTAL PHARMACEUTICALS.....    18,033,452
                                          ------------
              REAL ESTATE -- 0.77%
    134,000   Mitsui Fudosan(c).........     1,058,211     JPN
    251,000   Sumitomo Realty &
               Development(c)...........     1,106,810     JPN
                                          ------------
              TOTAL REAL ESTATE.........     2,165,021
                                          ------------
              REAL ESTATE INVESTMENT COMPANY -- 0.01%
      3,915   Mandamus Fastigheter
               AB(c)....................        24,545     SWE
                                          ------------
              TELECOMMUNICATIONS -- 14.98%
     87,336   Cable & Wireless PLC(c)...     1,060,835      UK
    162,000   Deutsche Telekom AG(c)....     4,433,584     GER
    122,200   Ericsson AB -- Class
               B(c).....................     3,570,244     SWE
     75,800   Ericsson L M Telephone
               (ADR)....................     2,169,775     SWE
    641,600   Hong Kong
               Telecommunications(c)....     1,204,732     HNG
     20,819   Hong Kong
               Telecommunications, Ltd.
               (ADR)....................       392,959     HNG
        283   Nippon Telegraph and
               Telephone Corp.(c).......     2,344,994     JPN
     16,600   Nokia AB -- K shares(c)...     1,222,348     FIN
     43,600   Nokia AB -- Class A(c)....     3,206,531     FIN
     11,200   Nokia Corp. (ADR).........       812,700     FIN
     40,000   Northern Telecom, Ltd. ...     2,270,000     CDA
      2,200   Portugal Telecom
               S.A.(c)..................       116,598     POR
     24,300   Portugal Telecom S.A.
               (ADR)....................     1,286,381     POR

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     31,200   Tele Danmark A/S (ADR)....  $  1,470,300     DEN
        300   Tele Danmark -- Class
               B(c).....................        28,792     DEN
    179,000   Telecom Italia
               Mobile(c)................     1,094,603     ITA
    253,000   Telecom Italia Mobile
               DRNC(c)..................       853,976     ITA
    148,555   Telecom Italia Spa(c).....     1,093,543     ITA
    300,000   Telecom Italia
               Spa -- RNC(c)............     1,452,270     ITA
     20,500   Telecomunicacoes
               Brasileiras (ADR)(a).....     2,259,838     BRA
     87,272   Telefonica(c).............     4,041,793     SPA
     30,000   Telefonica De Argentina
               (ADR)....................       973,125     ARG
     51,400   Telefonos De Mexico
               (ADR)(a)(c)..............     2,470,413     MEX
     18,000   Vodafone Group
               PLC (ADR)................     2,269,125      UK
                                          ------------
              TOTAL
               TELECOMMUNICATIONS.......    42,099,459
                                          ------------
              TIRE AND RUBBER -- 0.49%
     58,000   Bridgestone Corp.(c)......     1,370,749     JPN
                                          ------------
              TRANSPORTATION -- 1.25%
     41,600   Bombardier Inc., Class B
               (ADR)(c).................     1,131,553     CDA
     65,000   Bombardier Inc., Class
               B(c).....................     1,746,361     CDA
    223,000   Citic Pacific, Ltd.(c)....       394,264     HNG
     57,000   Kawasaki Kisen Kaisha
               Ltd.(c)..................        98,564     JPN
    446,000   Malaysian Airline System
               BHD(c)...................       147,314     MAL
                                          ------------
              TOTAL TRANSPORTATION......     3,518,056
                                          ------------
              UTILITIES -- 0.35%
    328,000   Hong Kong Electric
               Holdings(c)..............     1,015,914     HNG
                                          ------------
              TOTAL COMMON STOCK
              (Cost $230,172,478).......   259,042,380
                                          ------------
              PREFERRED STOCK -- 2.10%
              COMPUTER SOFTWARE AND SERVICES -- 1.59%
      6,600   SAP AG Vorzug(c)..........     4,479,139     GER
                                          ------------
              MEDIA -- 0.51%
    200,948   News Corp., Ltd.(c).......     1,423,537     AUS
                                          ------------
              TOTAL PREFERRED STOCK
              (Cost $1,837,643).........     5,902,676
                                          ------------
 PRINCIPAL
-----------
              NON-CONVERTIBLE BONDS AND NOTES -- 0.05%
$   108,194   Sekisui House, 2.50%,
               01/31/02.................       133,800     JPN
                                          ------------
              TOTAL NON-CONVERTIBLE
              BONDS AND NOTES (Cost
              $169,259).................       133,800
                                          ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              CONVERTIBLE BONDS AND NOTES -- 0.20%
              BANKS -- 0.01%
      2,000   Ericson LM, 4.25%,
               06/30/00.................  $     15,250     SWE
                                          ------------
              FOOD AND BEVERAGE -- 0.19%
    158,684   Asahi Breweries Series 8,
               0.90%, 12/26/01..........       233,794     JPN
     36,065   Asahi Breweries Series 9,
               0.95%, 12/26/02..........        52,850     JPN
    165,897   Asahi Breweries Series 10,
               1.00%, 12/26/03..........       248,745     JPN
                                          ------------
              TOTAL FOOD AND BEVERAGE...       535,389
                                          ------------
              TOTAL CONVERTIBLE BONDS
              AND NOTES (Cost
              $524,011).................       550,639
                                          ------------
  SHARES
-----------
              REGULATED INVESTMENT COMPANIES -- 3.88%
  6,000,000   Janus Money Market
               Fund(b)..................     6,000,000     USA
  4,900,000   Merrimac Cash Fund --
               Premium Class(b).........     4,900,000     USA
                                          ------------
              TOTAL REGULATED INVESTMENT
              COMPANIES (Cost
              $10,900,000)..............    10,900,000
                                          ------------
 PRINCIPAL                                   VALUE       COUNTRY
-----------                               ------------     ---
              TIME DEPOSITS -- 3.01%
$   908,737   Bank of Montreal, 5.5938%,
               08/04/98(b)..............  $    908,737     USA
  3,871,035   Bank of Montreal, 5.58%,
               08/14/98(b)..............     3,871,035     USA
     97,904   BankBoston, N.A., 6.58%,
               10/03/98(b)..............        97,904     USA
  1,314,947   Toronto Dominion, 5.57%,
               07/20/98.................     1,314,947     USA
  2,275,002   Toronto Dominion, 5.58%,
               07/24/98.................     2,275,002     USA
                                          ------------
              TOTAL TIME DEPOSITS
              (Cost $8,467,625).........     8,467,625
                                          ------------
              TOTAL SECURITIES
              (Cost $252,071,016).......   284,997,120
                                          ------------

 PRINCIPAL                                   VALUE       COUNTRY
 ---------                                ------------   -------
              REPURCHASE AGREEMENT -- 5.72%
 16,085,695   With Investors Bank and
               Trust, dated 06/30/98,
               5.20%, repurchase
               proceeds at maturity
               $16,088,019, 07/01/98
               (Collateralized by
               various Government
               National Mortgage
               Association Adjustable
               Rate Mortgage
               obligations, 6.875% --
               9.00%, due 11/15/21
               through 12/20/23 with a
               value of $16,890,356)
               (Cost $16,085,695).......  $ 16,085,695     USA
                                          ------------
              Total
              Investments -- 107.12%
              (Cost $268,156,711).......   301,082,815
              Other assets less
              liabilities -- (7.12%)....   (20,007,729)
                                          ------------
              NET ASSETS -- 100.00%.....  $281,075,086
                                          ============

The aggregate cost of securities for federal income tax
purposes at June 30, 1998, is $268,156,711.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........  $ 60,123,848
    Gross unrealized depreciation..........   (27,197,744)
                                             ------------
    Net unrealized appreciation............  $ 32,926,104
                                             ============

---------------
(a) All or part of the security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing securities.
(ADR) -- American Depository Receipt.
(GDR) -- Global Depository Receipt.

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                                 JUNE 30, 1998
                                  (UNAUDITED)

                                        PERCENT OF TOTAL
         COUNTRY COMPOSITION           SECURITIES AT VALUE
         -------------------           -------------------
Argentina (ARG)......................          0.47%
Australia (AUS)......................          4.71%
Brazil (BRA).........................          0.75%
Canada (CDA).........................          8.43%
Denmark (DEN)........................          0.50%
Finland (FIN)........................          3.09%
France (FRA).........................          6.25%
Germany (GER)........................          8.08%
Hong Kong (HNG)......................          1.69%
Indonesia (IDN)......................          0.03%
Italy (ITA)..........................          3.13%
Japan (JPN)..........................         16.49%
Malaysia (MAL).......................          0.21%
Mexico (MEX).........................          2.04%
Netherlands (NET)....................          3.21%
Norway (NOR).........................          1.27%
Philippines (PHI)....................          0.06%
Portugal (POR).......................          0.47%
Singapore (SIN)......................          0.52%
South Africa (SOA)...................          0.75%
Spain (SPA)..........................          1.72%
Sweden (SWE).........................          6.76%
Switzerland (SWI)....................          4.10%
Thailand (THA).......................          0.09%
United Kingdom (UK)..................         13.40%
United States (USA)..................         11.78%
                                             ------
TOTAL PERCENTAGE.....................        100.00%
                                             ======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         Notes to Financial Statements
                                  (Unaudited)

1.  ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of thirteen different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Government/Corporate Bond Series, the Balanced Series, the Equity Income Series, the Equity Value Series, the Growth & Income Series, the Equity Growth Series, the Special Equity Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

2.  SIGNIFICANT ACCOUNTING POLICIES

     A.  SECURITY VALUATION

          Short-term securities having remaining maturities of 60 days or less are valued at amortized cost which approximates value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for securities not reported on the Nasdaq system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

     B.  REPURCHASE AGREEMENTS

          Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to 102% and 105% of domestic and international securities, respectively, of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C.  FOREIGN CURRENCY TRANSLATION

          The accounting records of the International Equity Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies and foreign currency forward contracts, and the difference between the amount of investment income receivable and foreign withholding taxes receivable

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the exchange rates.

     D.  FOREIGN CURRENCY FORWARD CONTRACTS

          Each Series may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward contract is extinguished, through delivery or offset by entering into another foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     E.  OPTIONS

          Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

     F.  FEDERAL INCOME TAXES

          It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     G.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

          All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     H.  OPERATING EXPENSES

          The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among them.

     I.  OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  FEES AND TRANSACTIONS WITH AFFILIATES

     AUSA Life Insurance Company, Inc. ("AUSA") is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Portfolios as follows:

                                                               PERCENTAGE INVESTMENT
                      AUSA SUB-ACCOUNT                             IN PORTFOLIO
                      ----------------                        -----------------------
Money Market................................................           31.92
High Quality Bond...........................................           46.78
Intermediate Government Bond................................           48.49
Government/Corporate Bond...................................           27.27
Balanced....................................................           66.22
Equity Income...............................................           61.71
Equity Value................................................           23.05
Growth & Income.............................................           54.45
Equity Growth...............................................           69.40
Special Equity..............................................           52.24
Aggressive Equity...........................................           38.63
High Yield Bond.............................................           33.22
International Equity........................................           41.76

     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fee to certain Series.

     For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor. For its

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED) services the Subadvisors receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

                                                                                  ADVISOR    SUBADVISOR
             PORTFOLIO SERIES                      PORTFOLIO SUBADVISORS          FEE(%)       FEE(%)
             ----------------                      ---------------------          -------    -----------
Money Market Series.......................  Capital Management Group               0.25         0.05
High Quality Bond Series..................  Merganser Capital Management
                                            Corporation                            0.35       (2)
Intermediate Government Bond Series.......  Capital Management Group               0.35(1)      0.15
Government/Corporate Bond Series..........  Capital Management Group               0.35         0.15
Balanced Series...........................  Institutional Capital Corporation      0.45       (3)
Equity Income Series......................  Asset Management Group                 0.45       (4)
Equity Value Series.......................  Ark Asset Management Company, Inc.     0.57(1)    (5)
Growth & Income Series....................  Putnam Advisory Company, Inc           0.60       (6)
Equity Growth Series......................  (7)                                    0.62       (8)
Special Equity Series.....................  (9)                                    0.80         0.50
Aggressive Equity Series..................  McKinley Capital Management            0.97(1)   (10)
High-Yield Bond Series....................  Delaware Investment Advisors           0.55(1)   (11)
International Equity Series...............  Capital Guardian Trust Company         0.75(1)   (12)

---------------
 (1) The Advisor is currently waiving a portion of its fee.

 (2) 0.25% on the first $100,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $100,000,000.

 (3) 0.35% on the first $500,000,000 in average daily net assets, 0.30% on the next $500,000,000 in average daily net assets, and 0.25% on all average daily net assets in excess of $1,000,000,000.

 (4) 0.25% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

 (5) 0.45% on the first $100,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on the next $50,000,000 in average daily net assets; when average daily net assets reach $200,000,000, 0.40% on the first $200,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $200,000,000.

 (6) 0.30% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

 (7) The Equity Growth Series changed subadvisors on January 25, 1998. Montag & Caldwell, Inc. and Dresdner RCM Global Investors, Inc. replaced Chancellor LGT Capital Management, Inc.

 (8) 0.50% on the first $50,000,000 in average daily net assets, 0.25% on the next $50,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

 (9) The Special Equity Series has four Subadvisors: Pilgrim Baxter & Associates, Ltd., Ark Asset Management Co., Inc.; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

(10) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

(11) 0.40% on the first $20,000,000 in average daily net assets, 0.30% on the next $20,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $40,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
(12) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.425% from $50,000,000 to $250,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

     For the period ended June 30, 1998, the Advisor has voluntarily undertaken to waive fees in accordance with the following expense caps:

FUND                                                                EXPENSE CAP
----                                                          -----------------------
Money Market Series.........................................  30 basis points (b.p.)
High Quality Bond Series....................................  40 b.p.
Intermediate Government Bond Series.........................  40 b.p.
Government/Corporate Bond Series............................  40 b.p.
Balanced Series.............................................  50 b.p.
Equity Income Series........................................  50 b.p.
Equity Value Series.........................................  60 b.p.
Growth & Income Series......................................  65 b.p.
Equity Growth Series........................................  65 b.p.
Special Equity Series.......................................  85 b.p.
Aggressive Equity Series....................................  100 b.p.
High-Yield Bond Series......................................  60 b.p.
International Equity Series.................................  90 b.p.

     Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration incurred to non-affiliated trustees of the trust for the period ended June 30, 1998, amounted to $24,438.

4.  SECURITIES LENDING

     All but the High Yield Bond Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Series receives compensation, net of related expenses, for lending its securities

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

4.  SECURITIES LENDING (CONTINUED)

which is included in interest income on the Statement of Operations. At June 30, 1998, the Series loaned securities having market values as follows:

                                                              MARKET VALUE    COLLATERAL
                                                              ------------   ------------
Intermediate Government Bond Series.........................  $ 15,000,179   $ 15,378,249
Government Corporate Bond Series............................    37,630,554     38,506,250
Balanced Series.............................................   179,739,815    184,507,860
Equity Income Series........................................    54,427,950     56,074,896
Equity Value Series.........................................    29,738,906     30,791,500
Growth & Income Series......................................    59,955,591     61,886,600
Equity Growth Series........................................    48,485,624     50,181,868
Special Equity Series.......................................   108,502,888    112,800,975
International Equity Series.................................    18,499,461     19,367,625

5.  PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the period ended June 30, 1998, were as follows:

                                                                      COST OF         PROCEEDS
                                                                     PURCHASES       FROM SALES
                                                                    ------------    ------------
High Quality Bond Series................    Government Obligations  $  6,000,469    $ 23,162,959
                                            Other                     70,797,648      61,603,313
Intermediate Government Bond Series.....    Government Obligations    48,272,190      25,754,726
Government/Corporate Bond Series........    Government Obligations   227,176,442     138,629,611
                                            Other                     40,104,345      22,003,226
Balanced Series.........................    Government Obligations    29,977,195      13,206,237
                                            Other                    174,663,726     142,764,684
Equity Income Series....................    Other                    216,166,409     201,767,440
Equity Value Series.....................    Other                    291,628,667     157,542,137
Growth & Income Series..................    Other                    210,169,348     136,978,123
Equity Growth Series....................    Other                    465,180,112     425,320,986
Special Equity Series...................    Other                    531,458,464     484,850,889
Aggressive Equity Series................    Other                     44,180,187      22,512,506
High-Yield Bond Series..................    Other                     78,361,161      36,585,435
International Equity Series.............    Other                     84,426,729      40,069,175

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

6.  FOREIGN CURRENCY FORWARD CONTRACTS

     At June 30, 1998, the International Equity Series had entered into Foreign Currency Forward contracts which contractually obligate the Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                               FOREIGN    IN EXCHANGE   SETTLEMENT                      NET UNREALIZED
         CONTRACT             CURRENCY        FOR          DATE        VALUE      APPRECIATION/(DEPRECIATION)
         --------            -----------  -----------   ----------   ----------   ---------------------------
PURCHASES:
British Pound..............       39,999  $   66,737     07/01/98    $   66,731            $      (6)
British Pound..............       12,084      20,090     07/02/98        20,159                   69
British Pound..............       12,561      20,883     07/06/98        20,951                   68
Deutsche Mark..............      311,873     177,362     07/07/98       172,956               (4,406)
Finnish Markka.............    1,870,233     350,100     07/07/98       341,407               (8,693)
Finnish Markka.............      735,048     133,402     07/01/98       134,133                  731
French Franc...............    2,739,613     464,735     07/07/98       453,219              (11,516)
French Franc...............    5,585,179     922,743     07/31/98       925,381                2,638
Japanese Yen...............    4,368,574      30,629     07/01/98        31,515                  886
Japanese Yen...............    3,716,494      26,171     07/02/98        26,815                  644
Japanese Yen...............  158,205,960   1,182,044     01/08/99     1,174,378               (7,666)
Japanese Yen...............   25,385,340     210,667     01/28/99       188,965              (21,702)
Japanese Yen...............  464,122,746   3,501,994     03/15/99     3,477,217              (24,776)
Japanese Yen...............   35,238,500     265,851     04/08/99       264,905                 (946)
Netherland Guilder.........      479,233     241,878     07/07/98       235,716               (6,161)
Spanish Peseta.............   84,510,000     565,058     07/07/98       551,418              (13,639)
Swiss Franc................    1,918,331     125,634     07/01/98       126,517                  883
Swiss Franc................      618,406     423,131     07/07/98       408,112              (15,019)
                                                                                           ---------
     TOTAL.................                                                                $(108,610)
                                                                                           =========
SELLS:
British Pound..............       12,571  $   20,935     07/02/98    $   20,971            $     (36)
British Pound..............      603,306   1,002,000     07/30/98     1,004,872               (2,872)
Deutsche Mark..............      311,873     169,000     07/07/98       172,956               (3,956)
Finnish Markka.............    1,870,233     334,000     07/07/98       341,407               (7,407)
French Franc...............       91,106      14,987     07/01/98        15,066                  (79)
French Franc...............    1,679,818     272,000     07/07/98       277,895               (5,895)
French Franc...............    2,739,613     444,000     07/07/98       453,219               (9,219)
Italian Lira...............   10,703,291       6,040     07/02/98         6,023                   17
Japanese Yen...............    4,890,704      34,289     07/01/98        35,282                 (992)
Japanese Yen...............  121,285,950     930,000     07/30/98       878,890               51,110
Japanese Yen...............  179,887,424   1,264,000     09/16/98     1,312,614              (48,614)
Japanese Yen...............  239,796,445   1,813,000     09/24/98     1,751,783               61,217
Japanese Yen...............   26,039,030     191,000     09/24/98       190,223                  777
Japanese Yen...............   58,400,525     425,000     09/25/98       426,695               (1,695)
Japanese Yen...............  102,033,000     900,000     10/20/98       748,309              151,691
Japanese Yen...............   74,327,220     582,000     10/28/98       545,780               36,220
Japanese Yen...............  312,894,375   2,375,000     11/27/98     2,308,116               66,884

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

6.  FOREIGN CURRENCY FORWARD CONTRACTS (CONTINUED)

                               FOREIGN    IN EXCHANGE   SETTLEMENT                      NET UNREALIZED
         CONTRACT             CURRENCY        FOR          DATE        VALUE      APPRECIATION/(DEPRECIATION)
         --------            -----------  -----------   ----------   ----------   ---------------------------
Japanese Yen...............  158,205,960  $1,242,000     01/08/99    $1,174,378            $  67,622
Japanese Yen...............   25,385,340     213,000     01/28/99       188,965               24,035
Japanese Yen...............  464,122,746   3,774,000     03/15/99     3,477,217              296,783
Japanese Yen...............   35,238,500     275,000     04/08/99       264,905               10,095
Malaysian Ringgit..........      456,750     105,000     05/12/99        98,732                6,268
Netherland Guilder.........      479,233     231,000     07/07/98       235,716               (4,716)
Singapore Dollar...........      365,274     213,000     05/17/99       212,270                  730
Spanish Peseta.............   84,510,000     540,000     07/07/98       551,418              (11,418)
Swedish Krona..............      360,327      45,125     07/02/98        45,189                  (63)
Swiss Franc................      618,406     408,000     07/07/98       408,112                 (112)
Swiss Franc................      424,564     280,000     07/07/98       280,188                 (188)
Swiss Franc................      490,909     335,000     08/12/98       325,175                9,825
Swiss Franc................    2,484,310   1,737,000     01/08/99     1,670,787               66,213
                                                                                           ---------
     TOTAL.................                                                                $ 752,226
                                                                                           =========

                     (This page intentionally left blank.)

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         Notes to Financial Statements
                                  (Unaudited)

7.  FINANCIAL HIGHLIGHTS

                                     MONEY MARKET SERIES                            HIGH QUALITY BOND SERIES
                        ----------------------------------------------   ----------------------------------------------
                           FOR THE                                          FOR THE
                            PERIOD            FOR THE YEAR ENDED             PERIOD            FOR THE YEAR ENDED
                            ENDED        -----------------------------       ENDED        -----------------------------
                        JUNE 30, 1998    1997    1996    1995    1994    JUNE 30, 1998    1997    1996    1995    1994
                        --------------   -----   -----   -----   -----   --------------   -----   -----   -----   -----
Ratio of expenses to
 average net assets...      0.28%        0.28%   0.30%   0.31%   0.32%       0.38%        0.39%   0.40%   0.41%   0.41%
Ratio of expenses to
 average net assets
 (net of
 reimbursements)......      0.28%        0.28%   0.30%   0.30%   0.30%       0.38%        0.39%   0.40%   0.40%   0.40%
Ratio of net
 investment income to
 average net assets...      5.38%        5.33%   5.19%   5.70%   4.05%       6.05%        6.12%   6.14%   5.83%   5.77%
Ratio of net
 investment income to
 average net assets
 (net of
 reimbursements)......      5.38%        5.33%   5.19%   5.69%   4.07%       6.05%        6.12%   6.14%   5.82%   5.79%
Portfolio turnover....        N/A          N/A     N/A     N/A     N/A         39%          62%     66%     25%     37%
Average commission
 rate per share**.....        N/A          N/A     N/A     N/A     N/A         N/A          N/A     N/A     N/A     N/A

                                         BALANCED SERIES                                    EQUITY INCOME SERIES
                        --------------------------------------------------   --------------------------------------------------
                           FOR THE                                              FOR THE
                            PERIOD              FOR THE YEAR ENDED               PERIOD              FOR THE YEAR ENDED
                            ENDED        ---------------------------------       ENDED        ---------------------------------
                        JUNE 30, 1998     1997      1996     1995    1994    JUNE 30, 1998     1997      1996     1995    1994
                        --------------   -------   -------   -----   -----   --------------   -------   -------   -----   -----
Ratio of expenses to
 average net assets...      0.47%          0.48%     0.50%   0.54%   0.53%       0.46%          0.47%     0.48%   0.49%   0.49%
Ratio of expenses to
 average net assets
 (net of
 reimbursements)......      0.47%          0.48%     0.50%   0.50%   0.50%       0.46%          0.47%     0.48%   0.49%   0.49%
Ratio of net
 investment income to
 average net assets...      3.53%          3.55%     3.39%   4.19%   3.57%       2.13%          2.27%     2.97%   3.37%   3.43%
Ratio of net
 investment income to
 average net assets
 (net of
 reimbursements)......      3.53%          3.55%     3.39%   4.15%   3.61%       2.13%          2.27%     2.97%   3.37%   3.43%
Portfolio turnover....        36%            87%      113%    124%    118%         17%            33%       26%     23%     30%
Average commission
 rate per share**.....        N/A        $0.0341   $0.0372     N/A     N/A         N/A        $0.0600   $0.0620     N/A     N/A

---------------

*    Annualized (except for Portfolio turnover and Average
     commission rate per share)
**   For fiscal years beginning on or after September 1, 1995,
     the Portfolios are required to disclose their average
     commission rate per share for trades on which a commission is charged.
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

     INTERMEDIATE GOVERNMENT BOND SERIES                GOVERNMENT/CORPORATE BOND SERIES
----------------------------------------------   ----------------------------------------------
   FOR THE                                          FOR THE
    PERIOD            FOR THE YEAR ENDED             PERIOD            FOR THE YEAR ENDED
    ENDED        -----------------------------       ENDED        -----------------------------
JUNE 30, 1998    1997    1996    1995    1994    JUNE 30, 1998    1997    1996    1995    1994
--------------   -----   -----   -----   -----   --------------   -----   -----   -----   -----
    0.38%        0.41%   0.43%   0.45%   0.45%        0.37%       0.38%   0.39%   0.39%   0.40%
    0.38%        0.39%   0.40%   0.40%   0.40%        0.37%       0.38%   0.39%   0.39%   0.40%
    5.55%        5.61%   5.63%   5.57%   5.71%        6.14%       6.49%   6.30%   5.90%   5.71%
    5.55%        5.62%   5.66%   5.52%   5.76%        6.14%       6.49%   6.30%   5.90%   5.72%
      22%          45%     60%     59%     21%          42%         64%    146%    122%    122%
      N/A          N/A     N/A     N/A     N/A          N/A         N/A     N/A     N/A     N/A

       EQUITY VALUE SERIES +                         GROWTH & INCOME SERIES
------------------------------------   --------------------------------------------------
   FOR THE                                FOR THE
    PERIOD       FOR THE YEAR ENDED        PERIOD              FOR THE YEAR ENDED
    ENDED        -------------------       ENDED        ---------------------------------
JUNE 30, 1998      1997      1996*     JUNE 30, 1998     1997      1996     1995    1994
--------------   --------   --------   --------------   -------   -------   -----   -----
    0.59%          0.63%      1.06%        0.62%          0.64%     0.67%   0.68%   0.67%
    0.59%          0.60%      0.60%        0.62%          0.64%     0.65%   0.65%   0.65%
    1.37%          1.43%      1.60%        0.35%          0.65%     1.02%   1.49%   1.35%
    1.38%          1.46%      2.07%        0.35%          0.65%     1.04%   1.47%   1.37%
      48%           120%        65%          30%            87%      142%    155%     21%
      N/A        $0.0549    $0.0600          N/A        $0.0447   $0.0476     N/A     N/A

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (Unaudited)

7.  FINANCIAL HIGHLIGHTS (CONTINUED)

                                       EQUITY GROWTH SERIES                                SPECIAL EQUITY SERIES
                        --------------------------------------------------   --------------------------------------------------
                           FOR THE                                              FOR THE
                            PERIOD              FOR THE YEAR ENDED               PERIOD              FOR THE YEAR ENDED
                            ENDED        ---------------------------------       ENDED        ---------------------------------
                        JUNE 30, 1998     1997      1996     1995    1994    JUNE 30, 1998     1997      1996     1995    1994
                        -------------    -------   -------   -----   -----   --------------   -------   -------   -----   -----
Ratio of expenses to
 average net assets...      0.64%          0.65%      0.73%  0.75%   0.76%       0.82%          0.84%     0.86%   0.88%   0.88%
Ratio of expenses to
 average net assets
 (net of
 reimbursements)......      0.64%          0.65%      0.73%(1) 0.75% 0.75%       0.82%          0.84%     0.85%   0.85%   0.85%
Ratio of net
 investment income to
 average net assets...      0.17%          0.43%     (0.17%) 0.41%   0.08%       0.12%          0.41%     0.24%   0.33%   0.27%
Ratio of net
 investment income to
 average net assets
 (net of
 reimbursements)......      0.17%          0.43%     (0.17%) 0.41%   0.11%       0.12%          0.41%     0.25%   0.30%   0.30%
Portfolio turnover....        89%            91%       133%    62%     75%         64%           146%      140%    155%     90%
Average commission
 rate per share**.....        N/A        $0.0557   $0.0553     N/A     N/A         N/A        $0.0522   $0.0507     N/A     N/A

                            AGGRESSIVE EQUITY SERIES +              HIGH YIELD BOND SERIES ++
                        -----------------------------------   --------------------------------------
                           FOR THE                               FOR THE
                            PERIOD       FOR THE YEAR ENDED       PERIOD        FOR THE YEAR ENDED
                            ENDED        ------------------       ENDED        ---------------------
                        JUNE 30, 1998     1997      1996*     JUNE 30, 1998    1997    1996    1995
                        --------------   -------   --------   --------------   -----   -----   -----
Ratio of expenses to
 average net assets...       1.09%         1.33%      1.59%       0.63%        0.74%   1.25%   1.32%
Ratio of expenses to
 average net assets
 (net of
 reimbursements)......       1.00%         1.00%      1.00%       0.60%        0.60%   0.60%   0.60%
Ratio of net
 investment income to
 average net assets...      (0.22%)       (0.52%)    (0.72%)      8.62%        8.46%   8.34%   8.45%
Ratio of net
 investment income to
 average net assets
 (net of
 reimbursements)......      (0.13%)       (0.19%)    (0.13%)      8.65%        8.60%   9.00%   7.73%
Portfolio turnover....         63%          243%       186%         59%         109%    107%     21%
Average commission
 rate per share**.....  N/A.......       $0.0498   $ 0.0540         N/A          N/A     N/A     N/A

                             INTERNATIONAL EQUITY SERIES +++
                        ------------------------------------------
                           FOR THE
                            PERIOD          FOR THE YEAR ENDED
                            ENDED        -------------------------
                        JUNE 30, 1998     1997      1996     1995
                        --------------   -------   -------   -----
Ratio of expenses to
 average net assets...      0.83%          0.88%     0.96%   0.83%
Ratio of expenses to
 average net assets
 (net of
 reimbursements)......      0.83%          0.87%     0.90%   0.80%
Ratio of net
 investment income to
 average net assets...      1.71%          0.90%     1.12%   0.53%
Ratio of net
 investment income to
 average net assets
 (net of
 reimbursements)......      1.71%          0.91%     1.18%   0.50%
Portfolio turnover....        17%            31%       29%      7%
Average commission
 rate per share**.....        N/A        $0.0022   $0.0030     N/A

---------------

*    Annualized (except for Portfolio turnover and Average
     commission rate per share)
**   For fiscal years beginning on or after September 1, 1995,
     the Portfolios are required to disclose their average
     commission rate per share for trades on which a commission is charged.
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

                                                                    BULK RATE
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                  NEW YORK, N.Y.
                                                                 PERMIT NO. 8048


DIVERSIFIED INVESTORS FUNDS GROUP
4 Manhattanville Road, Purchase, New York 10577
(914) 697-8000

DISTRIBUTOR:
Diversified Investors Securities Corp. (DISC)
4 Manhattanville Road, Purchase, New York 10577
(914) 697-8000










2676 (8/98)